                                    AMERICAN
                                AADVANTAGE FUNDS

--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                October 31, 1999




                                                                    EQUITY FUNDS

                                                                   Balanced Fund
                                                            Large Cap Value Fund
                                                            Small Cap Value Fund
                                                       International Equity Fund


                                                                      BOND FUNDS

                                                          Intermediate Bond Fund
                                                            Short-Term Bond Fund




                           Managed by AMR Investments

ABOUT AMR INVESTMENTS
--------------------------------------------------------------------------------

AMR Investments is an experienced provider of investment advisory services to institutional and retail markets. We act as manager of the American AAdvantage Funds, a family of diversified mutual funds, and offer customized fixed income portfolio management services.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors.

AMR Investments is a wholly owned subsidiary of AMR~Corporation, the parent company of American Airlines, Inc.

Incorporated in 1986, we are directly responsible for the investment management and oversight of AMR Corporation's defined benefit and defined contribution plans, as well as its fixed income investments.



CONTENTS
--------------------------------------------------------------------------------

President's Message................................................1

Equity Funds

   Balanced Fund..................................................39

   Large Cap Value Fund...........................................47

   Small Cap Value Fund...........................................51

   International Equity Fund......................................57

Bond Funds

   Intermediate Bond Fund.........................................62

   Short-Term Bond Fund...........................................65

Additional Information...................................Back Cover

                                                            [BILL QUINN PICTURE]
FELLOW SHAREHOLDER:

     We are pleased to present you with the Annual Report for the American AAdvantage Funds for the twelve months ended October 31, 1999.

     There were several highlights during the past fiscal year for the American AAdvantage Funds. Our International Equity Fund's Institutional Class produced solid above-average total returns on an absolute basis at 19.98% for the one year period and is continuing to exceed its benchmarks for the three-year, five-year, and since inception periods. The Small Cap Value Fund was introduced earlier in the year and we believe there is significant long-term performance potential within this Fund.

     This past year's performance of our Balanced and Large Cap Value Funds was a disappointment. However, we believe that there are sound reasons for our continued value investment stance since value has outperformed growth over time*. These Funds have maintained their value investment discipline since inception and they continue to strive towards achieving strong sustainable returns with below-average volatility. Using a bottom-up approach to equity investing, the investment advisers select companies with below-average price-to-earnings and price-to-book ratios, which they feel, are likely to post above-average growth in earnings per share. Our investment advisers do not chase after trends or mimic a particular index to achieve their performance goals; instead they use sound research to select companies with value characteristics that they believe will provide the best results for our shareholders.

It is important to mention that on a longer-term basis our equity funds have provided strong returns, although there have been periods when their returns have diverged significantly, sometimes positively and other times negatively, from those of the overall market. We are continuing to focus on achieving strong long-range results, encouraging our investors to remain as confident in our approach as we are and not to be influenced by shorter-term trends. While it's impossible to predict the future direction of the markets with any degree of certainty, we believe the current environment presents more upside potential for value investors than we have seen in the past several years. We will continue to remain true to our investment discipline, a style that has served our shareholders well for many years and trust that it will once again return to favor in the very near future. For investors who seek to diversify their portfolio, our Intermediate and Short-Term Bond Funds offer lower volatility alternatives to the equity market, even though rising interest rates took their toll on bond funds in general this year.

We also encourage our shareholders to take advantage of our new client service initiatives to continually improve our service and to keep you better informed. In addition to increasing our staff, we have been diligently refining our website to provide you with the most up-to-date information possible. You can locate us at AAFUNDS.COM.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

* Source: Comparison of S&P 500/BARRA Value Index to S&P 500/BARRA Growth Index from January 1975 through October 1999 using a monthly buy and hold strategy.

DOMESTIC EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

What a difficult year for value investing!

     One of the major trends that persisted throughout much of 1998 and 1999 was the dominance of growth over value across the capitalization spectrum. The style debate during the past fiscal year was won very convincingly by growth. During the first quarter, large caps continued to outpace their smaller counterparts and growth outperformed value. The difficult environment for small cap stocks continued as investors favored "safer" and more liquid large cap names. This bias against value was powered by huge gains in the high priced technology and telecommunications sectors, as well as investor frenzy surrounding internet-related issues. Stocks in these sectors continued to prosper and defy their lofty valuations. The revival of small cap stocks was one of the major themes during the second quarter, as small and mid-sized companies were the biggest beneficiaries of a shift in investor focus from pricey large cap stocks that appeared less attractive in a rising interest rate environment. This reversed a trend that had persisted for the past several quarters. The market advance was broad-based, as investors looked beyond the high-flying blue chip growth and technology stocks, with both the small caps and economically sensitive stocks participating in the market's strength. The shift from growth to value started in April, with the Dow Jones Industrial Average (DJIA) as a market leader, helped primarily by the market rotation into cyclical, energy and industrial related issues.

     The U.S. equity markets suffered broad-based declines during the third quarter as most major indices ended the period in negative territory. Market leadership was concentrated in the technology sector, which was the only sector in the S&P 500 Index to post positive returns in the quarter. The majority of stocks in the remaining sectors trended lower due to concerns of higher interest rates and slowing profit growth. Equity markets in July began on a losing note, as investors sold off on the prospects of an impending hike in interest rates. Domestic stocks continued to slide in August, as investors reacted to the release of stronger than expected economic data and a quarter point interest rate hike by the Fed. Despite the strength in the technology sector during the month of September, the S&P 500 Index suffered its third straight monthly loss for the first time since late 1990. The dominance of the largest stocks in the S&P 500 Index is illustrated in the table below. During the Funds' fiscal year, the twelve largest contributors accounted for nearly 50% of the S&P 500's total return.

                           PERCENTAGE         CUMULATIVE
                       OF CONTRIBUTION TO   CONTRIBUTION TO
    COMPANY NAME          THE S&P 500         THE S&P 500
    ------------       ------------------   ---------------
Microsoft Corp.               8.8%                8.8%
General Electric Co.          7.3%               16.1%
Cisco Systems Inc.            5.9%               22.0%
Intel Corp.                   5.0%               27.0%
Wal-Mart Stores               4.5%               31.5%
Citigroup, Inc.               3.6%               35.1%
Lucent Technologies,
  Inc.                        2.9%               38.0%
Sun Microsystems,
  Inc.                        2.6%               40.6%
MCI Worldcom, Inc.            2.4%               43.0%
Nortel Networks,
  Corp.                       2.4%               45.4%
Home Depot, Inc.              2.1%               47.5%
American
  International Group         2.1%               49.6%

     The growth phenomenon was driven primarily by strength in the technology sector, which was the biggest winner during the twelve-month period, with a 66% return for the sector within the S&P 500 Index. Some notable gainers were Cisco Systems (up 134.92%), Sun Microsystems (up 190.74%), and Texas Instruments (up 181.52%).

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND (SM)
--------------------------------------------------------------------------------

[BHMS LOGO]


[IA LOGO]   [GSB LOGO]     [HOTCHKIS AND WILEY LOGO]   [BRANDYWINE LOGO]

     The Balanced Fund's Institutional Class annualized total return for the twelve months ended October 31, 1999 was 0.53%. This return trailed the Lipper Balanced Index return of 12.57% for the period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/89 THROUGH 10/31/99


                                                     LIPPER                                                LEHMAN
                                INSTITUTIONAL       BALANCED           S&P 500         BARRA VALUE       GOV./CORP.
                                    CLASS             INDEX             INDEX             INDEX             INDEX
                                -------------       --------           -------         -----------       ----------
11/89                             10000.00          10000.00          10000.00          10000.00          10000.00
10/90                              9476.00           9620.00           9251.00           8802.00          10550.00
10/91                             11878.00          12331.00          12353.00          11502.00          12172.00
10/92                             12918.00          13436.00          13581.00          12456.00          13451.00
10/93                             15396.00          15598.00          15602.00          15467.00          15288.00
10/94                             15372.00          15502.00          16213.00          15804.00          14579.00
10/95                             18305.00          18229.00          20489.00          19442.00          16935.00
10/96                             21228.00          20873.00          25418.00          24226.00          17847.00
10/97                             25372.00          25099.00          33590.00          31422.00          19420.00
10/98                             27589.00          27800.00          40983.00          35111.00          21414.00
10/99                             27625.00          31294.00          51520.00          41785.00          21273.00

                                  BALANCED
                                  COMPOSITE
                                    INDEX
                                  ---------
11/89                             10000.00
10/90                              9904.00
10/91                             12326.00
10/92                             13586.00
10/93                             15527.00
10/94                             15427.00
10/95                             18707.00
10/96                             21459.00
10/97                             25858.00
10/98                             30334.00
10/99                             34933.00

                          ANNUALIZED TOTAL RETURNS
                         ---------------------------   VALUE OF
                           PERIODS ENDED 10/31/99       $10,000
                         ---------------------------   10/31/89-
                         1 YEAR   5 YEARS   10 YEARS   10/31/99
                         ------   -------   --------   ---------
Institutional
Class(1)...............   0.53%   12.84%     10.90%     $28,146
PlanAhead Class(1,2)...   0.22%   12.50%     10.73%     $27,705
AMR Class(1,2).........   0.83%   13.16%     11.06%     $28,550
Lipper Balanced Index..  12.57%   15.08%     12.08%     $31,294
S&P 500 Index..........  25.71%   26.01%     17.81%     $51,520
Barra Value Index......  19.01%   21.47%     15.37%     $41,785
Lehman Gov./Corp.
 Index.................   (0.66)%  7.85%      7.84%     $21,273
Balanced Composite
 Index*................  15.16%   18.75%     13.82%     $34,933

1   Past performance is not predictive of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/89 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/89. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/89.

*   60% S&P 500 Index, 40% Lehman Gov't. Corp. Index

     The Fund underperformed mainly due to its value discipline used for investing in stocks. Value and growth cycle in and out of favor and, unfortunately, the Fund has recently experienced a period where value was not the favored approach. The Annual Report highlights the short-term performance of the Fund, but we believe a fund's success should be measured over many years rather than one particular twelve-month period. The Fund's ultimate goal is to provide competitive results over the long-term.

     The Fund had a number of good stock selections to compensate for some disappointments. These performers include: Alltel Corp (up 81.33%), and Chase Manhattan (up 56.71%).

TOP TEN EQUITY HOLDINGS AS OF OCTOBER 31, 1999

                                      % OF EQUITIES
                                      -------------
Honeywell, Inc.                            2.4%
Ford Motor Co.                             2.3%
Chase Manhattan Corp.                      2.2%
Washington Mutual, Inc.                    1.9%
Bank of America Corp.                      1.8%
Philip Morris Cos.                         1.7%
GTE Corp.                                  1.7%
Bank One Corp.                             1.6%
SBC Communications, Inc.                   1.6%
Gannett, Inc.                              1.5%
                                          ----
          Total                           18.7%
Top Ten Equity Holdings as % of
  Total Net Assets                        10.4%

     Unfortunately, the big winners in this year's market have generally been the high-flying technology stocks that represent a large portion of the overall market. As we discussed earlier, we find these stocks to be extremely overpriced and therefore do not own them.

     The Fund had a number of poor performing stocks during the year that detracted from the Fund's overall returns. These individual declines include Mattel, Inc. (down 62.34%), Raytheon Co. (down 50.29%), and Waste Management (down 63.31%) for the twelve-month period. It is important to distinguish between stocks that went down due to a decline in underlying business value and those that our investment advisers believe went down without good reason. In some cases, there were negative

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND -- (CONTINUED)
--------------------------------------------------------------------------------

earnings developments, such as in Waste Management, which had internal organization difficulties when key senior management became ill, leaving the company without direction. In other cases, stocks that the Fund owned such as Kmart, experienced fourteen consecutive quarters of increased earnings, yet little positive effect on its share price. Many of the major bank regionals were down 15% to 20% or more this year primarily due to the market's perception that rising interest rates result in lower earnings. However, banks have become increasingly less sensitive to interest rate fluctuations through sophisticated hedging techniques as well as changes in the composition of revenues toward service and fee income. The same situation of companies being overly punished for no logical reason applies to many other traditional value sectors such as selected retailers and tobacco. As of October 31, 1999, the Portfolio's asset allocation was 55.4% equity, 40.1% fixed income, and 4.5% cash. Due to bond yields rising nearly every month this past year, the Fund's fixed income holdings decreased slightly in value. This caused the bond sector performance to slightly lag its benchmark, the Lehman Gov./Corp. Index.

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

            EQUITY:                   FUND          S&P 500
            -------               ------------   -------------
Price/Earnings Ratio                      17.9            30.1
Price/Book Ratio                           3.5             8.9
Wtd. Avg. Mkt. Cap ($)            28.2 Billion   116.2 Billion

                                                    LEHMAN
          FIXED INCOME:               FUND        GOV./CORP.
          -------------             --------      ----------
Avg. Credit Quality                      Aa2            Aa1
Wtd. Avg. Duration                  4.6 yrs.       5.4 yrs.

     Despite the Fund's performance deficit, our investment advisers' strategy remains one of sticking with the value philosophy and being selective when the market creates potential opportunities. At the close of this difficult fiscal year end, it is important to mention that since inception, the Fund's Institutional Class has achieved a strong absolute annualized total return of 10.42%.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND (SM)
--------------------------------------------------------------------------------

[BHMS LOGO]


[IA       [GSB LOGO]     [HOTCHKIS AND WILEY    [BRANDYWINE LOGO]
  LOGO]                         LOGO]

     The Large Cap Value Fund's Institutional Class total return for the twelve months ended October 31, 1999 was 1.72%. This return lagged the Lipper Multi-Cap Value Index return of 9.89% for the period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/89 THROUGH 10/31/99
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                                 LIPPER MULTI-CAP
                                        INSTITUTIONAL CLASS        VALUE INDEX           S&P 500 INDEX        BARRA VALUE INDEX
                                        -------------------      ----------------        -------------        -----------------
11/89                                         10000.00               10000.00               10000.00               10000.00
10/90                                          8648.00                8693.00                9251.00                8802.00
10/91                                         11574.00               11424.00               12353.00               11502.00
10/92                                         12731.00               12583.00               13581.00               12456.00
10/93                                         15467.00               15080.00               15602.00               15467.00
10/94                                         15963.00               15652.00               16213.00               15804.00
10/95                                         19213.00               18798.00               20489.00               19442.00
10/96                                         23588.00               22661.00               25418.00               24226.00
10/97                                         30099.00               29294.00               33590.00               31422.00
10/98                                         31908.00               30703.00               40983.00               35111.00
10/99                                         32329.00               33739.00               51520.00               41785.00

                               ANNUALIZED TOTAL RETURNS
                              ---------------------------   VALUE OF
                                PERIODS ENDED 10/31/99       $10,000
                              ---------------------------   10/31/89-
                              1 YEAR   5 YEARS   10 YEARS   10/31/99
                              ------   -------   --------   ---------
Institutional Class(1)......  1.72%    15.57%    12.67%      $32,951
PlanAhead Class(1,2)........  1.41%    15.17%    12.46%      $32,343
AMR Class(1,2)..............  1.97%    15.87%    12.82%      $33,404
Lipper Multi-Cap Value
 Index*.....................  9.89%    16.60%    12.93%      $33,739
S&P 500 Index...............  25.71%   26.01%    17.81%      $51,520
Barra Value Index...........  19.01%   21.47%    15.37%      $41,785

* The Fund was reclassified from its previous Lipper category, the Lipper Growth and Income Index, during the past year.

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/89 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/89. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/89.

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

                                     FUND           S&P 500
                                 ------------    -------------
Price/Earnings Ratio             18.0            30.1
Price/Book Ratio                 3.6             8.9
Wtd. Avg. Mkt. Cap ($)           28.8 Billion    116.2 Billion

     Since the Fund utilizes the same investment managers and the same approach to stock selection as the Balanced Fund, it also suffered from the absence of growth stocks and from being underweighted in the technology sector. As we discussed earlier, we find these stocks to be extremely overpriced and therefore do not own them. The Fund had a number of poor performing stocks during the year that detracted from the Fund's overall returns. These individual declines include Mattel, Inc. (down 62.34%), Raytheon Co. (down 50.29%), and Waste Management (down 63.31%) for the twelve-month period. It is important to distinguish between stocks that went down due to a decline in underlying business value and those that our investment advisers believe went down without good reason. In some cases, there were negative earnings developments, such as in Waste Management, which had internal organization difficulties when key senior management became ill, leaving the company without direction. In other cases, stocks that the Fund owned such as Kmart, experienced fourteen consecutive quarters of increased earnings, yet little positive effect on its share price. Many of the major bank regionals were down 15% to 20% or more this year primarily due to the market's perception that rising interest rates result in lower earnings. However, banks have become increasingly less sensitive to interest rate fluctuations through sophisticated hedging techniques as well as changes in the composition of revenues toward service and fee income. The same situation of companies being overly punished for no logical reason applies to many other traditional value sectors such as selected retailers and tobacco.

TOP TEN HOLDINGS AS OF OCTOBER 31, 1999

Honeywell, Inc.                             2.4%
Ford Motor Co.                              2.3%
Washington Mutual Inc.                      1.9%
Chase Manhattan Corp.                       1.9%
Philip Morris Cos                           1.9%
Bank of America Corp.                       1.8%
GTE Corp.                                   1.8%
SBC Communications, Inc.                    1.7%
Gannett, Inc.                               1.6%
Bank One Corp.                              1.6%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND (SM)
--------------------------------------------------------------------------------

    [HOTCHKIS AND WILEY LOGO]   [BRANDYWINE LOGO]

     The newest fund in the American AAdvantage Fund family is the Small Cap Value Fund, which was introduced in January 1999. Unfortunately, the timing of the Fund's launch was less than ideal, as both small cap stocks and value stocks struggled in 1999, as evidenced by the negative returns generated by the Fund and its Lipper Index for the ten month period ended October 31, 1999. The Institutional Class of the Fund's total return of -9.30% for the ten months ended October 31, 1999, lagged the Lipper Small Cap Value Index's total return of -4.87%. Given its value approach, the Fund's largest sector underweighting is technology at 7.76%, as compared to the sector weighting of the Russell 2000 Index of 23.09%. The underweighting in the technology sector was the largest detractor from the Fund's performance.
             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/99

                                                                             LIPPER SMALL CAP VALUE
                                                      MILEAGE FUND                    INDEX                RUSSELL 2000 INDEX
                                                      ------------           ----------------------        ------------------
12/89                                                   10000.00                    10000.00                    10000.00
10/99                                                    9084.00                     9513.00                    10279.00

*   Inception of Institutional Class of Fund

                             AGGREGATE TOTAL RETURNS
                              PERIODS ENDED 10/31/99     VALUE OF
                            --------------------------    $10,000
                                                SINCE    12/31/98-
                             3 MO.      YTD     INCEP    10/31/99
                            --------   ------   ------   ---------
Institutional Class(1)....  (12.70)%   (9.30)%  (9.30)%   $ 9,070
PlanAhead Class(1,2)......  (12.81)%   (9.50)%  (9.50)%   $ 9,050
AMR Class(1,2)............  (12.69)%   (9.20)%  (9.20)%   $ 9,080
Lipper Small Cap Value
 Index....................   (9.10)%   (4.87)%  (4.87)%   $ 9,513
Russell 2000 Index........   (3.29)%    2.79 %   2.79 %   $10,279

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

TOP TEN HOLDINGS AS OF OCTOBER 31, 1999

Triton Energy Ltd.                          2.6%
Creative Technology Ltd.                    2.2%
R G S Energy Group, Inc.                    2.0%
Ralcorp Holdings, Inc.                      1.9%
CMP Group Inc.                              1.8%
Pittston Brinks Group                       1.8%
AK Steel Holdings Corp.                     1.7%
Earthgrains Co.                             1.6%
Enhance Financial Services Group, Inc.      1.6%
Total Renal Care Holdings, Inc.             1.6%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

                                      FUND       RUSSELL 2000
                                  ------------   ------------
Price/Earnings Ratio              12.0             31.6
Price/Book Ratio                   1.7              4.5

Wtd. Avg. Mkt. Cap ($)             647 Million      868 Million

     Small cap stocks and, in particular, value stocks have remained out of favor during the past ten months. The valuation gap between large and small cap stocks and between growth and value stocks has continued to widen. Shares of small cap companies have not performed well this year and continue to trail the broad market. Small capitalization stocks typically sell at a premium because of higher earnings projections. As indicated on the Multiple Expansion Chart below, small cap stocks are showing higher earnings growth than the top 50 S&P 500 holdings. In addition, the P/E ratios in the columns for Mid-Cap and Small-Cap are well below those of the S&P 500 Top 50 column. Our investment advisers feel small cap securities are currently selling at an unprecedented discount, which creates a noteworthy opportunity for the Fund.

MULTIPLE EXPANSION

                                              S&P      S&P
                                   S&P 500   MIDCAP   SMCAP
                                   TOP 50     400      600
                                   -------   ------   -----
Avg Mkt Cap ($ mil)                123,735   2,159      566
Avg EPS Growth -- Past 3 Years        15.5%   14.6%    18.6%
Est. EPS Growth -- Next 4
  Quarters                            18.8%   15.7%    23.6%
Est. 3-5 Yr EPS Gr Rate               17.8%   18.6%    20.3%
Cap-Wtd. 1999E P/E Ratio              31.3x   20.0x    19.7x
Cap-Wtd. 2000E P/E Ratio              26.9x   16.5x    14.8x

Source: Bear Stearns

EPS -- Earnings Per Share

INTERNATIONAL EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

     It seems like much longer, but it was only twelve months ago that world markets and economies had just emerged from a worldwide crisis. There were concerns around the globe (Russia, Hong Kong, Malaysia and Brazil) as well as in the U.S. (bailout of Long Term Capital Management). Central banks around the world cut interest rates to pump liquidity into the markets, and the terms deflation and recession were being used and defined in numerous publications. What a change a year can make! Since then, world markets and economies have turned 180 degrees. The threats of recession and deflation have given way to fears of too much growth given interest rate levels, and inflation. As a result, central banks have started to unwind the interest rate cuts made late in 1998. In the Euro-zone, a weaker Euro and corporate restructurings have boosted exports and driven growth stronger. In the UK, stronger consumer spending has fueled inflationary fears as the UK has experienced twenty-nine straight quarters of growth. In Japan, positive growth in the second quarter of 1999 officially marked the end to Japan's longest post-war recession. From a return standpoint, while most of the attention remains focused on the U.S. market, it may surprise most investors that international returns as a whole were quite competitive. Among the international regions/markets, returns were strongest in Asia, and among the major markets, Japan was by far the strongest performer. The Japanese market was up approximately 60% for the last twelve months, as signs of a nascent recovery led investors to reallocate assets into that country.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
--------------------------------------------------------------------------------

[TEMPLETON LOGO]    [IA LOGO]     [HOTCHKIS AND WILEY LOGO]        [LAZARD LOGO]



     The International Equity Fund's total return for the twelve-month period was 19.98% for the Institutional Class, compared to a 23.04% return for the Lipper International Index and a 23.36% return for the MSCI EAFE Index.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 8/7/91* THROUGH 10/31/99

                                                                              LIPPER INTERNATIONAL
                                                   INSTITUTIONAL CLASS                INDEX                    EAFE INDEX
                                                   -------------------        --------------------             ----------
8/91                                                    10000.00                    10000.00                    10000.00
10/91                                                   10132.00                    10314.00                    10676.00
10/92                                                    8909.00                     9792.00                     9286.00
10/93                                                   12166.00                    13127.00                    12804.00
10/94                                                   13578.00                    14638.00                    14132.00
10/95                                                   14575.00                    14569.00                    14124.00
10/96                                                   16992.00                    16412.00                    15645.00
10/97                                                   20125.00                    16602.00                    16414.00
10/98                                                   20828.00                    19474.00                    18044.00
10/99                                                   24841.00                    23961.00                    22259.00

                           ANNUALIZED TOTAL RETURNS
                           ------------------------    VALUE
                            PERIODS ENDED 10/31/99       OF
                           ------------------------   $10,000
                                             SINCE    8/7/91-
                           1 YR.    5 YR.    INCEP.   10/31/99
                           ------   ------   ------   --------
Institutional Class(1)...  19.98%   13.50%   12.10%   $25,613
PlanAhead Class(1,2).....  19.68%   13.14%   11.87%   $25,176
AMR Class(1,2)...........  20.27%   13.81%   12.29%   $25,970
Lipper Int'l. Index......  23.04%   10.35%    9.63%   $23,961
EAFE Index...............  23.36%    9.52%    6.96%   $22,259

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 8/7/91 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 8/7/91. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 8/7/91.

     The underweighting of the strong Japanese market was the primary factor in the underperformance of the Fund relative to its two indices. The Fund's Japanese weighting was 12.2%, as compared to the average weighting of 23.3% in the EAFE Index during the past year. Despite the underweighting of this market, Japanese stock selection was very strong. Overweightings of stocks such as NTT Mobile, Nintendo, Sumitomo Trust and Sony contributed to the strong stock selection.

TOP TEN HOLDINGS AS OF OCTOBER 31, 1999

Total Petroleum (France)                    2.8%
Banque Nationale de Paris (France)          2.0%
Nintendo (Japan)                            2.0%
Philips Electronics (Netherlands)           1.9%
Telefonica de Espana (Spain)                1.7%
Veba AG (Germany)                           1.6%
Ing Groep NV (Netherlands)                  1.6%
Sony Corp. (Japan)                          1.4%
NTT Mobile Communications (Japan)           1.4%
National Westminster Bank (UK)              1.4%

     In Europe, performance attribution was flip-flopped as country selection was positive and stock selection was negative. Overweighting the strong Finnish market and underweighting the weak German and Swiss markets were the primary drivers of positive country selection for the Fund.

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 1999

                           [COUNTRY ALLOCATION CHART]

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 1999

                                             FUND     EAFE
                                             -----    -----
France                                       10.9%     9.5%
  Germany                                     8.3%     9.7%
  Netherlands                                 6.5%     5.4%
  Italy                                       3.5%     3.8%
  Spain                                       2.9%     2.7%
  Finland                                     2.7%     2.1%
  Ireland                                     1.3%     0.5%
  Austria                                     0.7%     0.3%
  Portugal                                    0.6%     0.5%
  Belgium                                     0.0%     1.2%
                                             -----    -----
EURO                                         37.4%    35.7%
UK                                           20.6%    20.2%
  Switzerland                                 4.2%     6.3%
  Sweden                                      3.3%     2.3%
  Norway                                      1.0%     0.4%
  Denmark                                     0.6%     0.8%
                                             -----    -----
OTHER NON-EURO                                9.1%     9.8%
JAPAN                                        13.2%    28.5%
  Australia                                   3.6%     2.4%
  Hong Kong                                   3.0%     2.2%
  Singapore                                   2.2%     1.0%
  New Zealand                                 1.3%     0.2%
  Malaysia                                    0.2%     0.0%
  South Korea                                 0.2%     0.0%
                                             -----    -----
OTHER ASIA                                   10.4%     5.8%
  Canada                                      2.9%     0.0%
  Mexico                                      0.4%     0.0%
  Other                                       6.0%     0.0%
                                             -----    -----
OTHER                                         9.3%     0.0%

     Fund stock selection was weak in Finland, Germany, Sweden and the UK, which offset good selections in Italy and the Netherlands. However, the term "weak" may be too strong a term in describing the poor stock selection. The stocks held by the Fund did not perform particularly poorly, but rather it was the stocks the Fund did not hold or in which it was underweighted that did particularly well. Several of these stocks were in the telecommunications sector in wireless businesses that had exceptionally strong performance. However, given their recent performance, many of these types of stocks have not presented good value for the Fund and either were not owned or were scaled back during the year. Some examples are: Nokia in Finland (up over 150%), Mannesmann and Deutsche Telekom in Germany (up over 60%), Ericsson of Sweden (up almost 90%), and in the UK, Vodafone (up 75%), and British Telecom (up 42%). Turning to the positives, while there were a number of good stock selections in Italy, in the Netherlands an overweighting of Philips Electronics (up over 90% and a top Fund holding for most of the year) added value for the time period.

U.S. FIXED INCOME MARKET OVERVIEW
--------------------------------------------------------------------------------

     The twelve-month period ended October 31, 1999 began during an unusual environment in the fixed-income markets. The markets were in the midst of a liquidity crunch caused by the collapse of several emerging Asian economies and from fears of default by the Russian government. The U.S. Federal Reserve Bank, responding to the crises, rapidly reduced the Fed Funds rate by 75 basis points during the 50 days ending November 17, 1998, thereby decreasing the rate to 4.75%. The dramatic reduction in rates was viewed as essential to maintain liquidity in the markets and to offer breathing room for the suffering economies. Other central banks throughout the world led similar campaigns.

     The international crisis clearly made its mark on the U.S. Treasury market as a flight to quality during the fourth quarter of 1998 drove the 30-year Treasury Bond yield to 4.70%. Treasury Bond yields had not been at such levels since the 1960's. Despite a dramatic round of international upheaval at the end of 1998, the U.S. economy continued to crank out impressive growth with little evidence of inflation. Unemployment continued to hover at levels below 4.5% and consumer confidence rapidly rebounded from its Asian-spooked dip.

     With global recovery beginning to develop, the first ten months of 1999 witnessed an unwinding of the unusual market conditions. Treasury Bond prices began to ease and yields were up over 1.5% to 6.50%. The Treasury curve regained its upward-sloping posture, and credit spreads (i.e. the yield difference between Treasury and non-Treasury securities) began their descent. The Federal Reserve Bank responded by gradually withdrawing its 75 basis points of Fed Funds easings. As of October 31, 1999, the Fed added 50 basis points back to the Fed Funds rate, and the remaining 25 basis points did arrive after tightening occurred as expected at the November 16 Federal Open Market Committee (FOMC) meeting.

     The only impediment to the recovery process was the uncertainty related to Y2K. In preparation for year-end, many organizations issued bonds during the third quarter of 1999 to pre-fund their cash needs. As such, the ensuing flood of debt issuance from June through August of 1999 temporarily halted the recovery of credit spreads as investors hesitantly digested the new securities.

     The U.S. fixed-income markets produced a wide variety of total returns during the twelve months ended October 31, 1999. According to the Lehman Brothers Aggregate Index, U.S. Treasury securities produced a total return of (1.72%), reflecting the gradual rise in interest rates. The government agency sector produced total returns of 0.22% and the corporate sector returned 0.61%, reflecting the benefit of tightening spreads as interest rates rose. The asset-backed sector produced total returns of 2.94% due to improving credit spreads and more importantly, to its relatively short duration. Finally, the mortgage-backed sector realized the benefits of short duration, improving spreads, and declining refinancing rates, producing a total return of 2.99%. The "Aa" rated corporate sector produced a 0.60% total return followed by 0.06% and 1.65% for the "A" and "Baa" sectors, respectively. The "Baa" sector widened the most during the global crisis of 1998, but it regained significant ground during 1999, as evidenced by its relatively higher total returns.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND (SM)
--------------------------------------------------------------------------------

                             [AMR INVESTMENTS LOGO]
                                  [BHMS LOGO]

     The Intermediate Bond Fund's Institutional Class total return for the twelve months ended October 31, 1999 was -0.83% for the Institutional Class, 1.09% below the return of its benchmark, the Lipper Intermediate Investment Grade Debt Index.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/99

                     [COMPARISON OF CHANGE IN VALUE CHART]

                                        INSTITUTIONAL CLASS           LIPPER           LEHMAN GOV./CORP.       LEHMAN AGGREGATE
                                        -------------------        INTERMEDIATE              INDEX                  INDEX
                                                                 INVESTMENT GRADE      -----------------       ----------------
                                                                     AVERAGE
                                                                 ----------------
9/97                                          10000.00               10000.00               10000.00               10000.00
10/97                                         10241.00               10095.00               10160.00               10295.00
10/98                                         11319.00               10799.00               11203.00               11254.00
10/99                                         11158.00               10741.00               11129.00               11314.00

* Inception of Institutional Class of Fund

                                   ANNUALIZED TOTAL
                                       RETURNS
                                PERIODS ENDED 10/31/99    VALUE OF
                               ------------------------    $10,000
                                                 SINCE    9/15/97-
                                YTD     1 YR.    INCEP.   10/31/99
                               ------   ------   ------   ---------
Institutional Class(1)         (1.74)%  (0.83)%   5.13%    $11,121
PlanAhead Class(1,2)           (1.94)%  (0.98)%   4.91%    $11,074
AMR Class(1,2)                 (1.97)%  (1.06)%   5.01%    $11,095
Lipper Intermediate Inv. Gr.
 Avg                           (0.97)%  (0.07)%   4.68%    $10,791
Lehman Gov/Corp Index          (1.49)%  (0.66)%   5.27%    $11,129
Lehman Aggregate Index         (0.34)%    0.53%   5.86%    $11,314

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/1/98, the inception date of the PlanAhead Class and 3/1/99, the inception date of the AMR Class and the returns of the PlanAhead and AMR Class since inception of each Class. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

     This underperformance was primarily due to the Fund's longer duration earlier in the year. As interest rates rose, the Fund's longer duration affected total returns adversely. However, the impact of the Fund's longer duration was partially offset by strong credit selection in the corporate sector which helped the Fund's performance as many of its holdings were upgraded during the year. Performance also benefited from good sector selection within the Fund's corporate holdings. In particular, the oil and gas holdings performed well as crude oil prices rose, and the telecommunications holdings performed well due to merger activity and to their affiliation with the technology sector.

TOP TEN HOLDINGS AS OF OCTOBER 31, 1999

FNMA Pool #458001                           2.1%
GMAC Coml Mtg Sec Inc                       1.9%
Travelers Property Casualty Corp.           1.6%
Coca Cola Co.                               1.6%
Union Oil Co. of CA Petroleum               1.5%
Occidental Petroleum Corp.                  1.4%
Transamerica Financial Corp.                1.4%
FNMA Pool #100292                           1.3%
GNMA Pool #338365                           1.3%
EOP Operating Ltd Partnership               1.3%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

                             FUND     LEHMAN AGGREGATE
                            -------   ----------------
Average Credit Quality          Aa2         Aaa
Weighted Average Duration       5.0yrs       5.0yrs
Weighted Average Coupon         7.0%        6.8%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
--------------------------------------------------------------------------------

                             [AMR INVESTMENTS LOGO]

     The Short-Term Bond Fund's total return for the twelve months ended October 31, 1999 was 2.56% for the Institutional Class. The return of the Institutional Class underperformed the Fund's benchmark, the Linked Lipper Investment Grade Debt Average, by 0.36%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/89 THROUGH 10/31/99
COMPARISON OF CHANGE IN VALUE CHART

                                                                  LINKED LIPPER        MERRILL LYNCH 1-3      LEHMAN GOV./CORP.
                                         INSTITUTIONAL FUND      INVESTMENT GRADE           YR INDEX                INDEX
                                         ------------------      ----------------      -----------------      -----------------
11/89                                         10000.00               10000.00               10000.00               10000.00
10/90                                         10751.00               10785.00               10820.00               10550.00
10/91                                         12027.00               11993.00               12056.00               12172.00
10/92                                         12982.00               12891.00               13057.00               13451.00
10/93                                         13917.00               13721.00               13840.00               15288.00
10/94                                         13979.00               13739.00               14013.00               14579.00
10/95                                         15074.00               14928.00               15274.00               16935.00
10/96                                         15760.00               15605.00               16190.00               17847.00
10/97                                         16690.00               16550.00               17251.00               19420.00
10/98                                         17766.00               17531.00               18560.00               21414.00
10/99                                         18230.00               18043.00               19159.00               21273.00

                                   ANNUALIZED TOTAL
                                        RETURNS
                                -----------------------
                                     PERIODS ENDED        VALUE OF
                                       10/31/99            $10,000
                                -----------------------   10/31/89-
                                1 YR.    5 YR.   10 YR.   10/31/99
                                ------   -----   ------   ---------
Institutional Class(1)           2.56%   5.73%   6.32%     $18,464
PlanAhead Class(1,2)             2.21%   5.46%   6.19%     $18,235
AMR Class(1,2)                   2.83%   5.97%   6.46%     $18,707
Linked Lipper Average*           2.92%   5.60%   6.08%     $18,043
Merrill Lynch 1-3 yr. Index      3.25%   6.45%   6.78%     $19,159
Lehman Gov/Corp. Index          (0.66)%  7.85%   7.84%     $21,273

1   Past performance is not predictive of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/89 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/89. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/89.

*   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 10/31/89 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     As with the Intermediate Bond Fund, the Short-Term Bond Fund's underperformance was due primarily to a slightly longer duration, which affected performance adversely as interest rates rose. However, strong performance was provided by the Fund's overweight position in corporate and mortgage-backed securities. In particular, the oil and gas sector performed well as crude oil prices rose.

TOP TEN HOLDINGS AS OF OCTOBER 31, 1999

GNMA Pool #780173                           7.2%
Quebec Province of CDA                      4.3%
Fort James Corp                             4.1%
Citibank Credit Card Master Trust           4.1%
Associates Corp North America               4.0%
Merrill Lynch & Co., Inc.                   4.0%
Philip Morris Co., Inc.                     4.0%
Heller Financial Inc.                       4.0%
Ford Motor Credit Auto Owner Trust          4.0%
Premier Auto Trust                          4.0%

     Additionally, the Fund's holdings in the telecommunications sector performed well due to merger activity and to its affiliation with the technology sector. Mortgage-backed securities provided some of the highest total returns of the fixed-income markets due to their relatively short duration and the slowdown in refinancing activity.

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

                                           MERRILL
                                            LYNCH
                                  FUND      1-3YR
                                 -------   -------
Average Credit Quality               Aa3       Aa2
Weighted Average Duration        2.3 yrs   1.7 yrs
Weighted Average Coupon             6.9%      6.0%

                             [AMERICAN EAGLE LOGO]

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Fund
American AAdvantage Large Cap Value Fund
American AAdvantage Small Cap Value Fund
American AAdvantage International Equity Fund
American AAdvantage Intermediate Bond Fund
American AAdvantage Short-Term Bond Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Intermediate Bond Fund, and the American AAdvantage Short-Term Bond Fund (collectively, "the Funds") (separate funds comprising the American AAdvantage Funds) as of October 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                            /s/ ERNST & YOUNG

Dallas, Texas
December 17, 1999

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1999
--------------------------------------------------------------------------------

                                                  LARGE CAP    SMALL CAP    INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                    BALANCED        VALUE        VALUE         EQUITY           BOND          BOND
                                   -----------   -----------   ----------   -------------   ------------   ----------
                                                   (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
    Investment in Portfolio, at
      value......................  $ 1,003,965   $ 1,450,058   $   66,958    $ 1,266,874     $  252,914    $   73,490
    Receivable for fund shares
      sold.......................           53            57           --          4,328          1,138            15
    Receivable for expense
      reimbursement..............            1            --           18             --             --             3
                                   -----------   -----------   ----------    -----------     ----------    ----------
        TOTAL ASSETS.............    1,004,019     1,450,115       66,976      1,271,202        254,052        73,508
                                   -----------   -----------   ----------    -----------     ----------    ----------
LIABILITIES:
    Payable for fund shares
      redeemed...................          684           500          123          5,896            563            15
    Accrued organization costs...           --            --           --             --              1            --
    Dividends payable............           --            --           --             --             --            12
    Management fees payable (Note
      2).........................           36            16           --            142             44            18
    Other liabilities............           92           107           --             46             26            24
                                   -----------   -----------   ----------    -----------     ----------    ----------
        TOTAL LIABILITIES........          812           623          123          6,084            634            69
                                   -----------   -----------   ----------    -----------     ----------    ----------
NET ASSETS.......................  $ 1,003,207   $ 1,449,492   $   66,853    $ 1,265,118     $  253,418    $   73,439
                                   ===========   ===========   ==========    ===========     ==========    ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital..............  $   884,493   $ 1,139,819   $   72,506    $   979,332     $  265,528    $   85,830
    Accumulated undistributed
      investment income (loss)...       32,644        29,488          316         19,521             --            15
    Accumulated net realized gain
      (loss).....................       57,812       211,187        1,150        101,140         (3,569)      (11,201)
    Unrealized net appreciation
      (depreciation) of
      investments................       28,258        68,998       (7,119)       165,125         (8,541)       (1,205)
                                   -----------   -----------   ----------    -----------     ----------    ----------
NET ASSETS.......................  $ 1,003,207   $ 1,449,492   $   66,853    $ 1,265,118     $  253,418    $   73,439
                                   ===========   ===========   ==========    ===========     ==========    ==========
Shares outstanding (no par
  value):
    Institutional Class..........   10,722,590     2,409,376      233,456     31,095,179     21,420,465       541,239
                                   ===========   ===========   ==========    ===========     ==========    ==========
    PlanAhead Class..............    1,778,280     1,091,525        8,137      3,168,578        160,494       176,155
                                   ===========   ===========   ==========    ===========     ==========    ==========
    AMR Class....................   64,600,421    73,740,451    7,124,540     30,961,262      4,870,902     7,188,888
                                   ===========   ===========   ==========    ===========     ==========    ==========
Net asset value, offering and
  redemption price per share:
    Institutional Class..........  $     13.01   $     18.69   $     9.07    $     19.36     $     9.58    $     9.30
                                   ===========   ===========   ==========    ===========     ==========    ==========
    PlanAhead Class..............  $     12.79   $     18.41   $     9.05    $     19.13     $     9.63    $     9.30
                                   ===========   ===========   ==========    ===========     ==========    ==========
    AMR Class....................  $     13.02   $     18.77   $     9.08    $     19.46     $     9.58    $     9.29
                                   ===========   ===========   ==========    ===========     ==========    ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              LARGE CAP      SMALL CAP       INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                   BALANCED     VALUE          VALUE            EQUITY           BOND          BOND
                                   --------   ---------   ----------------   -------------   ------------   ----------
                                                            DECEMBER 31,
                                        YEAR ENDED            1998 TO
                                     OCTOBER 31, 1999     OCTOBER 31, 1999          YEAR ENDED OCTOBER 31, 1999
                                   --------------------   ----------------   -----------------------------------------
                                                                     (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIO:
    Interest income..............  $28,168    $  1,338        $   195          $  2,716        $ 15,216      $ 6,405
    Dividend income (net of
      foreign taxes of $80, $185
      and $3,085 in Balanced,
      Large Cap Value and
      International Equity
      Portfolios,
      respectively)..............   16,324      42,921            310            25,948              --           --
    Income derived from
      securities lending, net....      393         158              8               807              86           17
    Income derived from
      commission recapture.......       16          41              7                34              --           --
    Portfolio expenses (net of
      reimbursement of $48 for
      the Small Cap Value Fund)..   (3,426)     (5,605)          (204)           (4,080)           (681)        (283)
                                   -------    --------        -------          --------        --------      -------
        NET INVESTMENT INCOME
          ALLOCATED FROM
          PORTFOLIO..............   41,475      38,853            316            25,425          14,621        6,139
                                   -------    --------        -------          --------        --------      -------
FUND EXPENSES:
    Administrative service fees
      (Note 2):
      Institutional Class........      372         300              4             1,282             552           30
      PlanAhead Class............       86          73             --               133               4            6
    Transfer agent fees:
      Institutional Class........       11          11             --                40              13            4
      PlanAhead Class............       25          21             --                27               1            2
      AMR Class..................       15          38              1                12               1            1
    Professional fees............       12          37              5                24               5           --
    Registration fees and
      expenses...................       95         153             20               113              27           44
    Service Fees -- PlanAhead
      Class (Note 2).............       86          73             --               133               4            6
    Other expenses...............       88         105              9                51              22            8
                                   -------    --------        -------          --------        --------      -------
        TOTAL FUND EXPENSES......      790         811             39             1,815             629          101
                                   -------    --------        -------          --------        --------      -------
        Less reimbursement of
          fund expenses (Note
          2).....................       --          --             39                --              --            2
                                   -------    --------        -------          --------        --------      -------
        Net fund expenses........      790         811             --             1,815             629           99
                                   -------    --------        -------          --------        --------      -------
NET INVESTMENT INCOME............   40,685      38,042            316            23,610          13,992        6,040
                                   -------    --------        -------          --------        --------      -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ALLOCATED FROM
  PORTFOLIO:
    Net realized gain (loss) on
      investments and foreign
      currency transactions......   59,690     220,458          1,150           104,779          (3,529)      (1,984)
    Change in net unrealized
      appreciation or
      depreciation of investments
      and foreign currency
      translations...............  (89,410)   (202,512)        (7,119)           74,457         (12,515)      (1,464)
                                   -------    --------        -------          --------        --------      -------
        NET GAIN (LOSS) ON
          INVESTMENTS............  (29,720)     17,946         (5,969)          179,236         (16,044)      (3,448)
                                   -------    --------        -------          --------        --------      -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................  $10,965    $ 55,988        $(5,653)         $202,846        $ (2,052)     $ 2,592
                                   =======    ========        =======          ========        ========      =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        SMALL CAP
                                                                                          VALUE
                                       BALANCED                 LARGE CAP VALUE        ------------    INTERNATIONAL EQUITY
                               -------------------------   -------------------------   DECEMBER 31,   -----------------------
                                YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,       1998 TO      YEAR ENDED OCTOBER 31,
                               -------------------------   -------------------------   OCTOBER 31,    -----------------------
                                  1999          1998          1999          1998           1999          1999         1998
                               -----------   -----------   -----------   -----------   ------------   -----------   ---------
                                                                       (IN THOUSANDS)
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
   Net investment income.....  $    40,685   $    38,503   $    38,042   $    39,566     $    316     $    23,610   $  19,062
   Net realized gain (loss)
    on investments and
    foreign currency
    transactions.............       59,690        84,921       220,458       192,254        1,150         104,779      25,471
   Change in net unrealized
    appreciation or
    depreciation of
    investments and foreign
    currency translations....      (89,410)      (34,989)     (202,512)     (126,548)      (7,119)         74,457     (18,604)
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
      NET INCREASE (DECREASE)
        IN NET ASSETS
        RESULTING FROM
        OPERATIONS...........       10,965        88,435        55,988       105,272       (5,653)        202,846      25,929
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
DISTRIBUTIONS TO
 SHAREHOLDERS:
   Net investment income:
    Institutional Class......       (4,851)       (5,493)       (3,324)       (4,185)          --          (8,848)     (4,914)
    PlanAhead Class..........       (1,276)       (1,472)         (680)         (491)          --            (885)       (477)
    AMR Class................      (32,289)      (34,157)      (36,457)      (29,335)          --         (11,220)     (9,771)
   Net realized gain on
    investments:                                                                               --
    Institutional Class......      (11,656)      (19,670)      (18,859)      (16,184)          --         (12,587)     (6,986)
    PlanAhead Class..........       (3,360)       (5,247)       (4,305)       (2,302)          --          (1,378)       (735)
    AMR Class................      (71,876)     (108,479)     (175,479)     (105,652)          --         (14,358)    (12,707)
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
      DISTRIBUTIONS TO
        SHAREHOLDERS.........     (125,308)     (174,518)     (239,104)     (158,149)          --         (49,276)    (35,590)
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of
    shares...................      154,703       163,258       294,285       344,005       87,288         910,810     635,921
   Reinvestment of dividends
    and distributions........      124,968       173,853       238,847       157,512           --          46,261      34,569
   Cost of shares redeemed...     (235,337)     (129,631)     (772,411)     (239,129)     (14,782)       (796,386)   (426,422)
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
      NET INCREASE (DECREASE)
        IN NET ASSETS FROM
        CAPITAL SHARE
        TRANSACTIONS.........       44,334       207,480      (239,279)      262,388       72,506         160,685     244,068
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
NET INCREASE (DECREASE) IN
 NET ASSETS..................      (70,009)      121,397      (422,395)      209,511       66,853         314,255     234,407
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
NET ASSETS:
   Beginning of period.......    1,073,216       951,819     1,871,887     1,662,376           --         950,863     716,456
                               -----------   -----------   -----------   -----------     --------     -----------   ---------
   END OF PERIOD*............  $ 1,003,207   $ 1,073,216   $ 1,449,492   $ 1,871,887     $ 66,853     $ 1,265,118   $ 950,863
                               ===========   ===========   ===========   ===========     ========     ===========   =========
   * Includes undistributed
     net investment income
     (loss) of...............  $    32,644   $    30,375   $    29,488   $    31,907     $    316     $    19,521   $  16,864
                               ===========   ===========   ===========   ===========     ========     ===========   =========


                                 INTERMEDIATE BOND         SHORT-TERM BOND
                               ----------------------   ----------------------
                               YEAR ENDED OCTOBER 31,   YEAR ENDED OCTOBER 31,
                               ----------------------   ----------------------
                                  1999        1998        1999         1998
                               ----------   ---------   ---------   ----------
                                               (IN THOUSANDS)
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
   Net investment income.....  $   13,992   $  12,158   $  6,040    $   6,420
   Net realized gain (loss)
    on investments and
    foreign currency
    transactions.............      (3,529)      5,667     (1,984)        (447)
   Change in net unrealized
    appreciation or
    depreciation of
    investments and foreign
    currency translations....     (12,515)      2,100     (1,464)         365
                               ----------   ---------   --------    ---------
      NET INCREASE (DECREASE)
        IN NET ASSETS
        RESULTING FROM
        OPERATIONS...........      (2,052)     19,925      2,592        6,338
                               ----------   ---------   --------    ---------
DISTRIBUTIONS TO
 SHAREHOLDERS:
   Net investment income:
    Institutional Class......     (12,413)    (12,157)      (737)      (1,349)
    PlanAhead Class..........         (95)         (1)      (146)        (244)
    AMR Class................      (1,484)         --     (5,375)      (4,827)
   Net realized gain on
    investments:
    Institutional Class......      (5,683)       (276)        --           --
    PlanAhead Class..........          (3)         --         --           --
    AMR Class................          --          --         --           --
                               ----------   ---------   --------    ---------
      DISTRIBUTIONS TO
        SHAREHOLDERS.........     (19,678)    (12,434)    (6,258)      (6,420)
                               ----------   ---------   --------    ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of
    shares...................     175,425      55,413     26,934       37,611
   Reinvestment of dividends
    and distributions........      19,685      12,589      6,064        6,183
   Cost of shares redeemed...     (98,832)   (112,872)   (73,124)     (18,534)
                               ----------   ---------   --------    ---------
      NET INCREASE (DECREASE)
        IN NET ASSETS FROM
        CAPITAL SHARE
        TRANSACTIONS.........      96,278     (44,870)   (40,126)      25,260
                               ----------   ---------   --------    ---------
NET INCREASE (DECREASE) IN
 NET ASSETS..................      74,548     (37,379)   (43,792)      25,178
                               ----------   ---------   --------    ---------
NET ASSETS:
   Beginning of period.......     178,870     216,249    117,231       92,053
                               ----------   ---------   --------    ---------
   END OF PERIOD*............  $  253,418   $ 178,870   $ 73,439    $ 117,231
                               ==========   =========   ========    =========
   * Includes undistributed
     net investment income
     (loss) of...............  $       --   $      --   $     15    $      15
                               ==========   =========   ========    =========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Intermediate Bond Fund, and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust. The Trust commenced sales of additional classes of shares of the Funds (other than the Intermediate Bond and Small Cap Value Funds) on August 1, 1994, designated as "Mileage Class", "PlanAhead Class" and "AMR Class" shares. At the same time, the existing shares of each Fund were redesignated as "Institutional Class" shares. The Mileage Class of each Fund (other than the Intermediate Bond and the Small Cap Value Funds) was terminated on November 1, 1995. Prior to March 1, 1998, the American AAdvantage Large Cap Value Fund was known as the American AAdvantage Growth and Income Fund. The following funds commenced operations as follows:

                                                                              COMMENCEMENT OF
FUND                                                             CLASS           OPERATIONS
----                                                         -------------   ------------------
Intermediate Bond..........................................  Institutional   September 15, 1997
Intermediate Bond..........................................  PlanAhead       March 2, 1998
Intermediate Bond..........................................  AMR             March 1, 1999
Small Cap Value............................................  Institutional   December 31, 1998
Small Cap Value............................................  PlanAhead       March 1, 1999
Small Cap Value............................................  AMR             March 1, 1999

Differences between the Classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Each Fund invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-end diversified management investment company, as follows:

    AMERICAN AADVANTAGE:                   & INVESTS ASSETS IN &              AMR INVESTMENT SERVICES TRUST:
    Balanced Fund                                                             Balanced Portfolio
    Large Cap Value Fund                                                      Large Cap Value Portfolio
    Small Cap Value Fund                                                      Small Cap Value Portfolio
    International Equity Fund                                                 International Equity Portfolio
    Intermediate Bond Fund                                                    Intermediate Bond Portfolio
    Short-Term Bond Fund                                                      Short-Term Bond Portfolio

     Each AMR Investment Services Portfolio has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (99.67%, 99.43%, 99.92%, 94.39%, 99.80% and 98.84% at October 31, 1999 of the AMR
Investment Services Balanced, Large Cap Value, Small Cap Value, International Equity, Intermediate Bond and Short-Term Bond Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of each Portfolio is allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. Dividends from net investment income of the Balanced, Large Cap Value, Small Cap Value and International Equity Funds normally will be declared and paid annually. The Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At October 31, 1999, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                            AMOUNT       EXPIRES
----                                                          -----------   ---------
Intermediate Bond...........................................  $ 2,919,000     2007
Short-Term Bond.............................................   11,190,000   2001-2007

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a Class of shares are charged to that Class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Valuation of Shares

     The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. With respect

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

to a class of a Fund, price per share is computed by dividing the value of the Class' pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of Class shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2. TRANSACTIONS WITH AFFILIATES

  Administrative Service Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of
 .25% of the average daily net assets of the Institutional and PlanAhead Classes of each of the Funds.

  Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class. During the year ended October 31, 1999, the Manager waived service fees totaling $2,196 for the Plan Ahead Class of the Short-Term Bond Fund.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 1999, the cost of air transportation was not material to any of the Funds.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Year Ended October 31, 1999

                                                 INSTITUTIONAL CLASS      PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    ------------------    --------------------
                BALANCED FUND                    SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
                -------------                    -------    ---------    ------    --------    -------    ---------
Shares sold..................................       637     $  8,411     1,136     $ 15,650      9,622    $ 130,642
Reinvestment of dividends....................     1,219       16,191       352        4,612      7,862      104,165
Shares redeemed..............................    (1,132)     (15,319)    (2,548)    (34,367)   (13,753)    (185,651)
                                                 ------     --------     ------    --------    -------    ---------
Net increase (decrease) in capital shares
  outstanding................................       724     $  9,283     (1,060)   $(14,105)     3,731    $  49,156
                                                 ======     ========     ======    ========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           LARGE CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................      1,239    $  24,990      1,152    $  20,546     12,447    $ 248,749
Reinvestment of dividends..................      1,148       21,967        146        4,944     11,050      211,936
Shares redeemed............................    (10,325)    (204,961)    (2,186)     (42,638)   (26,527)    (524,812)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................     (7,938)   $(158,004)      (888)   $ (17,148)    (3,030)   $ (64,127)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           SMALL CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................        233    $   2,335         19    $     200      8,631    $  84,753
Reinvestment of dividends..................         --           --         --           --         --           --
Shares redeemed............................         --           --        (11)        (112)    (1,507)     (14,670)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................        233    $   2,335          8    $      88      7,124    $  70,083
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
         INTERNATIONAL EQUITY FUND             SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
         -------------------------             -------    ---------    -------    ---------    -------    ---------
Shares sold................................     36,646    $ 663,358      5,989    $ 108,367      7,608    $ 139,085
Reinvestment of dividends..................      1,098       18,726        116        1,955      1,494       25,580
Shares redeemed............................    (30,785)    (560,125)    (5,696)    (103,404)    (7,309)    (132,857)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................      6,959    $ 121,959        409    $   6,918      1,793    $  31,808
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
          INTERMEDIATE BOND FUND               SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
          ----------------------               -------    ---------    -------    ---------    -------    ---------
Shares sold................................     11,139    $ 111,974        333    $   3,405      6,123    $  60,046
Reinvestment of dividends..................      1,818       18,104         10           97        153        1,484
Shares redeemed............................     (8,557)     (83,470)      (185)      (1,826)    (1,405)     (13,536)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................      4,400    $  46,608        158    $   1,676      4,871    $  47,994
                                               =======    =========    =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           SHORT-TERM BOND FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................        432    $   4,072        114    $   1,073      2,308    $  21,789
Reinvestment of dividends..................         58          549         14          137        571        5,378
Shares redeemed............................     (1,866)     (17,585)      (338)      (3,203)    (5,572)     (52,336)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital
  shares outstanding.......................     (1,376)   $ (12,964)      (210)   $  (1,993)    (2,693)   $ (25,169)
                                               =======    =========    =======    =========    =======    =========

Year Ended October 31, 1998

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
               BALANCED FUND                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
               -------------                   -------    ---------    -------    ---------    -------    ---------
Shares sold................................        311    $   4,507      1,325    $  19,901      9,561    $ 138,850
Reinvestment of dividends..................      1,792       24,512        496        6,705     10,442      142,636
Shares redeemed............................     (1,264)     (19,259)    (1,127)     (16,805)    (6,540)     (93,567)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................        839    $   9,760        694    $   9,801     13,463    $ 187,919
                                               =======    =========    =======    =========    =======    =========

                                                 INSTITUTIONAL CLASS      PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    ------------------    -------------------
            LARGE CAP VALUE FUND                 SHARES      AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
            --------------------                 -------    ---------    ------    --------    ------    ---------
Shares sold..................................     3,629     $ 76,949     1,359     $ 28,766    11,020    $ 238,290
Reinvestment of dividends....................       978       19,751       139        2,773    6,666       134,988
Shares redeemed..............................    (3,546)     (74,564)    ( 907)     (18,695)   (6,887)    (145,870)
                                                 ------     --------     -----     --------    ------    ---------
Net increase in capital shares outstanding...     1,061     $ 22,136       591     $ 12,844    10,799    $ 227,408
                                                 ======     ========     =====     ========    ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    -------------------    -------------------
          INTERNATIONAL EQUITY FUND              SHARES      AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
          -------------------------              -------    ---------    ------    ---------    ------    ---------
Shares sold..................................     24,063    $ 379,746    8,870     $ 127,776    7,532     $ 128,399
Reinvestment of dividends....................        686       10,935       73         1,156    1,408        22,478
Shares redeemed..............................    (14,183)    (206,694)   (7,369)    (102,036)   (6,868)    (117,692)
                                                 -------    ---------    ------    ---------    ------    ---------
Net increase in capital shares outstanding...     10,566    $ 183,987    1,574     $  26,896    2,072     $  33,185
                                                 =======    =========    ======    =========    ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                 --------------------    -------------------
           INTERMEDIATE BOND FUND                SHARES      AMOUNT      SHARES     AMOUNT
           ----------------------                -------    ---------    ------    ---------
Shares sold..................................      5,402    $  55,384        3     $      29
Reinvestment of dividends....................      1,204       12,589       --            --
Shares redeemed..............................    (10,855)    (112,872)      --            --
                                                 -------    ---------    ------    ---------
Net increase (decrease) in capital shares
  outstanding................................     (4,249)   $ (44,899)       3     $      29
                                                 =======    =========    ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    -------------------    -------------------
            SHORT-TERM BOND FUND                 SHARES      AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
            --------------------                 -------    ---------    ------    ---------    ------    ---------
Shares sold..................................        381    $   3,680      183     $   1,771    3,338     $  32,160
Reinvestment of dividends....................        114        1,099       24           233      504         4,851
Shares redeemed..............................       (962)      (9,258)    (350)       (3,379)    (613)       (5,897)
                                                 -------    ---------    ------    ---------    ------    ---------
Net increase (decrease) in capital shares
  outstanding................................       (467)   $  (4,479)    (143)    $  (1,375)   3,229     $  31,114
                                                 =======    =========    ======    =========    ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                    INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                               1999(A)       1998(A)       1997(A)     1996(A)(B)   1995(A)(C)
                                                              --------      --------      --------     ----------   ----------
Net asset value, beginning of period........................  $  14.56      $  16.18      $  15.14     $  13.95      $  12.36
                                                              --------      --------      --------     --------      --------
Income from investment operations:
   Net investment income....................................      0.50(E)       0.51(E)       0.63(E)      0.59(E)       0.54
   Net gains (losses) on securities (both realized and
     unrealized)............................................     (0.39)(E)      0.76(E)       2.16(E)      1.61(E)       1.71
                                                              --------      --------      --------     --------      --------
Total from investment operations............................      0.11          1.27          2.79         2.20          2.25
                                                              --------      --------      --------     --------      --------
Less distributions:
   Dividends from net investment income.....................     (0.49)        (0.63)        (0.59)       (0.57)        (0.52)
   Distributions from net realized gains on securities......     (1.17)        (2.26)        (1.16)       (0.44)        (0.14)
                                                              --------      --------      --------     --------      --------
Total distributions.........................................     (1.66)        (2.89)        (1.75)       (1.01)        (0.66)
                                                              --------      --------      --------     --------      --------
Net asset value, end of period..............................  $  13.01      $  14.56      $  16.18     $  15.14      $  13.95
                                                              ========      ========      ========     ========      ========
Total return................................................      0.53%         9.04%        20.04%       16.46%        19.39%
                                                              ========      ========      ========     ========      ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $139,519      $145,591      $148,176     $298,009      $249,913
   Ratios to average net assets (annualized):
       Expenses.............................................      0.59%(E)      0.59%(E)      0.60%(E)     0.62%(E)      0.63%
       Net investment income................................      3.55%(E)      3.54%(E)      3.88%(E)     4.00%(E)      4.30%
   Decrease reflected in above expense ratio due to
     absorption of expenses by the Manager..................        --            --            --           --            --
   Portfolio turnover rate(D)...............................        90%           87%          105%          76%           73%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund on April 1, 1996.

(C) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund as of January 1, 1995.

(D) On November 1, 1995, the American AAdvantage Balanced Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(E) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                           AMR CLASS
---------------------------------------------------   ------------------------------------------------------
                    YEAR ENDED OCTOBER 31,                                          YEAR ENDED OCTOBER 31,
------------------------------------------------------------------     ------------------------------------------------------
1999(A)     1998(A)     1997(A)    1996(A)(B)  1995(A)(C) 1999(A)      1998(A)       1997(A)     1996(A)(B)      1995(A)(C)
-------     -------     -------    ----------  ---------- --------     --------      --------    ----------      ----------
$ 14.35     $ 16.03     $ 15.03     $ 13.90      $12.35   $  14.57     $  16.23      $  15.18      $  13.98       $  12.36
-------     -------     -------     -------      ------   --------     --------      --------      --------       --------
   0.44(E)     0.47(E)     0.63(E)     0.57(E)     0.54       0.54(E)      0.55(E)       0.70(E)       0.63(E)        0.58
  (0.39)(E)    0.75(E)     2.10(E)     1.56(E)     1.67      (0.39)(E)     0.76(E)       2.13(E)       1.61(E)        1.71
-------     -------     -------     -------      ------   --------     --------      --------      --------       --------
   0.05        1.22        2.73        2.13        2.21       0.15         1.31          2.83          2.24           2.29
-------     -------     -------     -------      ------   --------     --------      --------      --------       --------
  (0.44)      (0.64)      (0.57)      (0.56)      (0.52)     (0.53)       (0.71)        (0.62)        (0.60)         (0.53)
  (1.17)      (2.26)      (1.16)      (0.44)      (0.14)     (1.17)       (2.26)        (1.16)        (0.44)         (0.14)
-------     -------     -------     -------      ------   --------     --------      --------      --------       --------
  (1.61)      (2.90)      (1.73)      (1.00)      (0.66)     (1.70)       (2.97)        (1.78)        (1.04)         (0.67)
-------     -------     -------     -------      ------   --------     --------      --------      --------       --------
$ 12.79     $ 14.35     $ 16.03     $ 15.03      $13.90   $  13.02     $  14.57      $  16.23      $  15.18       $  13.98
=======     =======     =======     =======      ======   ========     ========      ========      ========       ========
   0.22%       8.73%      19.75%      16.01%      19.06%      0.83%        9.34%        20.36%        16.77%         19.77%
=======     =======     =======     =======      ======   ========     ========      ========      ========       ========
$22,753     $40,717     $34,354     $18,000      $5,450   $840,935     $886,908      $769,289      $576,673       $542,619
   0.90%(E)    0.89%(E)   0.90%(E)     0.97%(E)    0.99%      0.34%(E)     0.33%(E)      0.34%(E)      0.37%(E)       0.38%
   3.21%(E)    3.23%(E)   3.52%(E)     3.64%(E)    3.70%      3.81%(E)     3.79%(E)      4.09%(E)      4.26%(E)       4.54%
     --          --        --            --        0.10%        --           --            --            --             --
     90%         87%      105%           76%         73%        90%          87%          105%           76%            73%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL CLASS
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------
                                                             1999(A)(E)    1998(A)     1997(A)      1996(A)(B)   1995(A)
                                                             ----------   --------     --------     ----------   -------
Net asset value, beginning of period......................    $ 20.93     $  21.63     $  18.50      $ 15.91     $ 14.19
                                                              -------     --------     --------      -------     -------
Income from investment operations:
  Net investment income...................................       0.38(D)      0.40(D)      0.42(D)      0.42(D)     0.41
  Net gains (losses) on securities (both realized and
    unrealized)...........................................       0.04(D)      0.89(D)      4.43(D)      3.15(D)     2.28
                                                              -------     --------     --------      -------     -------
Total from investment operations..........................       0.42         1.29         4.85         3.57        2.69
                                                              -------     --------     --------      -------     -------
Less distributions:
  Dividends from net investment income....................      (0.40)       (0.41)       (0.41)       (0.41)      (0.43)
  Distributions from net realized gains on securities.....      (2.26)       (1.58)       (1.31)       (0.57)      (0.54)
                                                              -------     --------     --------      -------     -------
Total distributions.......................................      (2.66)       (1.99)       (1.72)       (0.98)      (0.97)
                                                              -------     --------     --------      -------     -------
Net asset value, end of period............................    $ 18.69     $  20.93     $  21.63      $ 18.50     $ 15.91
                                                              =======     ========     ========      =======     =======
Total return..............................................       1.72%        6.28%       28.05%       23.37%      20.69%
                                                              =======     ========     ========      =======     =======
Ratios and supplemental data:
  Net assets, end of period (in thousands)................    $45,039     $216,548     $200,887      $81,183     $71,608
  Ratios to average net assets (annualized):
    Expenses..............................................       0.59%(D)     0.57%(D)     0.61%(D)     0.62%(D)    0.62%
    Net investment income.................................       1.94%(D)     1.86%(D)     2.10%(D)     2.55%(D)    2.84%
  Decrease reflected in above expense ratio due to
    absorption of expenses by the Manager.................         --           --           --           --          --
  Portfolio turnover rate(C ).............................         33%          40%          35%          40%         26%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Large Cap Value Fund on April 1, 1996.

(C) On November 1, 1995, the American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio.

(E) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

--------------------------------------------------------------------------------

AMERICAN ADVANTAGE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

               PLAN AHEAD CLASS                                                      AMR CLASS
---------------------------------------------     ---------------------------------------------------------------------------------
            YEAR ENDED OCTOBER 31,                                              YEAR ENDED OCTOBER 31,
---------------------------------------------     ---------------------------------------------------------------------------------
1999(A)(E)   1998(A)     1997(A)     1996(A)(B)    1995(A)   1999(A)(E)     1998(A)         1997(A)        1996(A B)       1995(A)
----------   -------     -------     ----------   -------   -----------    ----------      ----------      ----------       --------
 $ 20.67     $ 21.38     $ 18.33     $ 15.81      $ 14.17   $    21.03     $    21.70      $    18.56      $    15.95      $  14.20
 -------     -------     -------     -------      -------   ----------     ----------      ----------      ----------      --------
    0.35(D)     0.35(D)     0.35(D)      0.39(D)     0.40         0.49(D)        0.46(D)         0.45(D)         0.47(D)       0.44
    0.01(D)     0.86(D)     4.39(D)      3.10(D)     2.22        (0.02)(D)       0.89(D)         4.47(D)         3.15(D)       2.30
 -------     -------     -------     -------      -------   ----------     ----------      ----------      ----------      --------
    0.36        1.21        4.74        3.49         2.62         0.47           1.35            4.92            3.62          2.74
 -------     -------     -------     -------      -------   ----------     ----------      ----------      ----------      --------
   (0.36)      (0.34)      (0.38)      (0.40)       (0.44)       (0.47)         (0.44)          (0.47)          (0.44)        (0.45)
   (2.26)      (1.58)      (1.31)      (0.57)       (0.54)       (2.26)         (1.58)          (1.31)          (0.57)        (0.54)
 -------     -------     -------     -------      -------   ----------     ----------      ----------      ----------      --------
   (2.62)      (1.92)      (1.69)      (0.97)       (0.98)       (2.73)         (2.02)          (1.78)          (1.01)        (0.99)
 -------     -------     -------     -------      -------   ----------     ----------      ----------      ----------      --------
 $ 18.41     $ 20.67     $ 21.38     $ 18.33      $ 15.81   $    18.77     $    21.03      $    21.70      $    18.56      $  15.95
 =======     =======     =======     =======      =======   ==========     ==========      ==========      ==========      ========
    1.41%       5.94%      27.64%      22.98%       20.14%        1.97%          6.56%          28.40%          23.66%        21.03%
 =======     =======     =======     =======      =======   ==========     ==========      ==========      ==========      ========
 $20,095     $40,907     $29,684     $16,084      $ 4,821   $1,384,358     $1,614,432      $1,431,805      $1,008,518      $706,884
    0.90%(D)    0.86%(D)    0.93%(D)    0.94%(D)     0.99%        0.34%(D)       0.31%(D)        0.34%(D)        0.36%(D)      0.38%
    1.62%(D)    1.58%(D)    1.85%(D)    2.16%(D)     2.23%        2.17%(D)       2.12%(D)        2.45%(D)        2.80%(D)      3.20%
      --          --          --        0.02%        0.09%          --             --              --              --            --
     33%         40%          35%         40%          26%          33%            40%             35%             40%           26%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS    PLANAHEAD CLASS        AMR CLASS
                                                            -------------------    ----------------    ----------------
                                                             DECEMBER 31, 1998
                                                                    TO                MARCH 1 TO          MARCH 1 TO
                                                             OCTOBER 31, 1999      OCTOBER 31, 1999    OCTOBER 31, 1999
                                                            -------------------    ----------------    ----------------
Net asset value, beginning of period......................        $ 10.00               $ 9.13             $  9.13
                                                                  -------               ------             -------
Income from investment operations:
  Net investment income(A)................................           0.07                 0.02                0.04
  Net gains (losses) on securities (both realized and
    unrealized)(A)........................................          (1.00)               (0.10)              (0.09)
                                                                  -------               ------             -------
Total from investment operations..........................          (0.93)               (0.08)              (0.05)
                                                                  -------               ------             -------
Less distributions:
  Dividends from net investment income....................             --                   --                  --
  Distributions from net realized gains on securities.....             --                   --                  --
                                                                  -------               ------             -------
Total distributions.......................................             --                   --                  --
                                                                  -------               ------             -------
Net asset value, end of period............................        $  9.07               $ 9.05             $  9.08
                                                                  =======               ======             =======
Total return (not annualized).............................          (9.30)%              (0.88)%             (0.55)%
                                                                  =======               ======             =======
Ratios and supplemental data:
  Net assets, end of period (in thousands)................        $ 2,117               $   74             $64,662
  Ratios to average net assets (annualized)(A):
    Expenses..............................................           0.96%                1.28%               0.70%
    Net investment income.................................           0.84%                0.57%               1.14%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager...............           1.23%                0.18%               0.24%
    Portfolio Turnover Rate(B)............................             31%                  31%                 31%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio.

(B) The American AAdvantage Small Cap Value Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

                             [AMERICAN EAGLE LOGO]

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                   INSTITUTIONAL CLASS
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                               1999(A)(B)      1998(A)      1997(A)      1996(A)     1995(A)
                                                              -----------     --------     --------     -------     -------
Net asset value, beginning of period........................   $  16.93       $  17.08     $  15.01     $ 13.29     $ 12.87
                                                               --------       --------     --------     -------     -------
Income from investment operations:
   Net investment income....................................       0.35(D)        0.33(D)      0.34(D)     0.28(D)     0.27
   Net gains on securities (both realized and unrealized)...       2.92(D)        0.34(D)      2.44(D)     1.95(D)     0.68
                                                               --------       --------     --------     -------     -------
Total from investment operations............................       3.27           0.67         2.78        2.23        0.95
                                                               --------       --------     --------     -------     -------
Less distributions:
   Dividends from net investment income.....................      (0.35)         (0.34)       (0.30)      (0.27)      (0.21)
   Distributions from net realized gains on securities......      (0.49)         (0.48)       (0.41)      (0.24)      (0.32)
                                                               --------       --------     --------     -------     -------
Total distributions.........................................      (0.84)         (0.82)       (0.71)      (0.51)      (0.53)
                                                               --------       --------     --------     -------     -------
Net asset value, end of period..............................   $  19.36       $  16.93     $  17.08     $ 15.01     $ 13.29
                                                               ========       ========     ========     =======     =======
Total return................................................      19.98%          4.19%       19.08%      17.27%       7.90%
                                                               ========       ========     ========     =======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).................   $601,923       $408,581     $231,793     $62,992     $25,757
   Ratios to average net assets (annualized):
       Expenses.............................................       0.64%(D)       0.80%(D)     0.83%(D)    0.85%(D)    0.85%
       Net investment income................................       2.00%(D)       2.05%(D)     2.35%(D)    2.19%(D)    2.37%
   Portfolio turnover rate(C)...............................         63%            24%          15%         19%         21%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment Associates as investment advisor to the International Equity Fund on March 1, 1999.

(C) On November 1,1995, the American AAdvantage International Equity Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLANAHEAD CLASS                                                  AMR CLASS
-------------------------------------------------------------   ---------------------------------------------------------------
                      YEAR ENDED OCTOBER 31,                                         YEAR ENDED OCTOBER 31,
-------------------------------------------------------------   ---------------------------------------------------------------
1999(A)(B)    1998(A)      1997(A)       1996(A)      1995(A)   1999(A)(B)     1998(A)      1997(A)       1996(A)       1995(A)
----------    -------      -------       -------      -------   ---------     --------     --------      --------      --------
 $ 16.75      $ 16.92      $ 14.90       $ 13.20      $12.85    $  17.01      $  17.15     $  15.06      $  13.31      $  12.87
 -------      -------      -------       -------      ------    --------      --------     --------      --------      --------
    0.30(D)      0.31(D)      0.30(D)       0.26(D)     0.24        0.39(D)       0.37(D)      0.37(D)       0.31(D)       0.30
    2.89(D)      0.31(D)      2.41(D)       1.92(D)     0.64        2.94(D)       0.34(D)      2.46(D)       1.98(D)       0.68
 -------      -------      -------       -------      ------    --------      --------     --------      --------      --------
    3.19         0.62         2.71          2.18        0.88        3.33          0.71         2.83          2.29          0.98
 -------      -------      -------       -------      ------    --------      --------     --------      --------      --------
   (0.32)       (0.31)       (0.28)        (0.24)      (0.21)      (0.39)        (0.37)       (0.33)        (0.30)        (0.32)
   (0.49)       (0.48)       (0.41)        (0.24)      (0.32)      (0.49)        (0.48)       (0.41)        (0.24)        (0.32)
 -------      -------      -------       -------      ------    --------      --------     --------      --------      --------
   (0.81)       (0.79)       (0.69)        (0.48)      (0.53)      (0.88)        (0.85)       (0.74)        (0.54)        (0.54)
 -------      -------      -------       -------      ------    --------      --------     --------      --------      --------
 $ 19.13      $ 16.75      $ 16.92       $ 14.90      $13.20    $  19.46      $  17.01     $  17.15      $  15.06      $  13.31
 =======      =======      =======       =======      ======    ========      ========     ========      ========      ========
   19.68%        3.94%       18.71%        16.95%       7.37%      20.27%         4.44%       19.39%        17.72%         8.18%
 =======      =======      =======       =======      ======    ========      ========     ========      ========      ========
 $60,602      $46,242      $20,075       $ 7,138      $1,456    $602,593      $496,040     $464,588      $330,898      $227,939
    0.93%(D)     1.08%(D)     1.14%(D)      1.17%(D)    1.33%       0.39%(D)      0.53%(D)     0.58%(D)      0.57%(D)      0.60%
    1.71%(D)     1.72%(D)     1.95%(D)      1.76%(D)    2.08%       2.25%(D)      2.26%(D)     2.51%(D)      2.49%(D)      2.65%
      63%          24%         15%            19%         21%         63%           24%          15%           19%           21%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS                  PLAN AHEAD CLASS         AMR CLASS
                                      -----------------------------------------   -------------------------   -----------
                                                                  SEPTEMBER 15,      YEAR         MARCH 2       MARCH 1
                                             YEAR ENDED                TO            ENDED          TO            TO
                                             OCTOBER 31,           OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                         1999          1998           1997           1999          1998          1999
                                      -----------   -----------   -------------   -----------   -----------   -----------
Net asset value, beginning of
period..............................   $  10.50      $  10.17       $  10.00       $  10.55      $  10.25      $   9.95
                                       --------      --------       --------       --------      --------      --------
Income from investment operations:
  Net investment income(A)..........       0.56          0.59           0.07           0.53          0.37          0.39
  Net gains (losses) on securities
    (both realized and
    unrealized)(A)..................      (0.63)         0.34           0.17          (0.63)         0.30         (0.37)
                                       --------      --------       --------       --------      --------      --------
Total from investment operations....      (0.07)         0.93           0.24          (0.10)         0.67          0.02
                                       --------      --------       --------       --------      --------      --------
Less distributions:
  Dividends from net investment
    income..........................      (0.56)        (0.59)         (0.07)         (0.53)        (0.37)        (0.39)
  Distributions from net realized
    gains on securities.............      (0.29)        (0.01)            --          (0.29)           --            --
                                       --------      --------       --------       --------      --------      --------
Total distributions.................      (0.85)        (0.60)         (0.07)         (0.82)        (0.37)        (0.39)
                                       --------      --------       --------       --------      --------      --------
Net asset value, end of period......   $   9.58      $  10.50       $  10.17       $   9.63      $  10.55      $   9.58
                                       ========      ========       ========       ========      ========      ========
Total return (not annualized).......      (0.83)%        9.37%          2.41%         (0.98)%        6.63%        (0.17)%
                                       ========      ========       ========       ========      ========      ========
Ratios and supplemental data:
  Net assets, end of period (in
    thousands)......................   $205,218      $178,840       $216,249       $  1,545      $     30      $ 46,655
  Ratios to average net assets
    (annualized)(A):
    Expenses........................       0.55%         0.57%          0.59%          0.85%         0.86%         0.30%
    Net investment income...........       5.62%         5.74%          5.63%          5.32%         5.21%         6.12%
  Portfolio turnover rate(B)........        123%          181%            47%           123%          181%          123%

---------------

(A)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio.

(B)The American AAdvantage Intermediate Bond Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

                             [AMERICAN EAGLE LOGO]

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                             ----------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------
                                                              1999     1998(A)     1997        1996        1995
                                                             ------    -------    -------    --------    --------
Net asset value, beginning of period.......................  $ 9.63    $  9.63    $  9.68    $   9.82    $   9.67
                                                             ------    -------    -------    --------    --------
Income from investment operations:
    Net investment income..................................    0.53 (C)   0.62 (C)   0.64 (C)    0.62 (C)    0.62
    Net gains (losses) on securities (both realized and
      unrealized)..........................................   (0.29)(C)     -- (C)  (0.05)(C)   (0.14)(C)    0.15
                                                             ------    -------    -------    --------    --------
Total from investment operations...........................    0.24       0.62       0.59        0.48        0.77
                                                             ------    -------    -------    --------    --------
Less distributions:
    Dividends from net investment income...................   (0.57)     (0.62)     (0.64)      (0.62)      (0.62)
    Distributions from net realized gains on securities....      --         --         --          --          --
                                                             ------    -------    -------    --------    --------
Total distributions........................................   (0.57)     (0.62)     (0.64)      (0.62)      (0.62)
                                                             ------    -------    -------    --------    --------
Net asset value, end of period.............................  $ 9.30    $  9.63    $  9.63    $   9.68    $   9.82
                                                             ======    =======    =======    ========    ========
Total return...............................................    2.56%      6.60%      6.29%       5.10%       8.18%
                                                             ======    =======    =======    ========    ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)...............  $5,034    $18,453    $22,947    $108,929    $137,293
    Ratios to average net assets (annualized):
    Expenses...............................................    0.62%(C)   0.65%(C)   0.57%(C)    0.60%(C)    0.60%
    Net investment income..................................    5.92%(C)   6.43%(C)   6.67%(C)    6.41%(C)    6.36%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager................      --         --         --          --          --
    Portfolio turnover rate(B).............................     115%        74%       282%        304%        183%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Fund was known as the American AAdvantage Limited-Term Income Fund.

(B) On November 1, 1995, the American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                       PLANAHEAD CLASS                                                      AMR CLASS
-----------------------------------------------------------       ---------------------------------------------------------------
                    YEAR ENDED OCTOBER 31,                                            YEAR ENDED OCTOBER 31,
-----------------------------------------------------------       ---------------------------------------------------------------
 1999        1998(A)        1997         1996         1995         1999         1998(A)        1997          1996          1995
------       -------       ------       ------       ------       -------       -------       -------       -------       -------
$ 9.64       $ 9.63        $ 9.68       $ 9.82       $ 9.68       $  9.62       $  9.62       $  9.67       $  9.81       $  9.68
------       ------        ------       ------       ------       -------       -------       -------       -------       -------
  0.54 (C)     0.60(C)       0.61(C)      0.60(C)      0.59          0.59(C)       0.65(C)       0.66(C)       0.65(C)       0.64
 (0.33)(C)     0.01(C)      (0.05)(C)    (0.14)(C)     0.14         (0.33)(C)        --(C)      (0.05)(C)     (0.14)(C)      0.13
------       ------        ------       ------       ------       -------       -------       -------       -------       -------
  0.21         0.61          0.56         0.46         0.73          0.26          0.65          0.61          0.51          0.77
------       ------        ------       ------       ------       -------       -------       -------       -------       -------
 (0.55)       (0.60)        (0.61)       (0.60)       (0.59)        (0.59)        (0.65)        (0.66)        (0.65)        (0.64)
    --           --            --           --           --            --            --            --            --            --
------       ------        ------       ------       ------       -------       -------       -------       -------       -------
 (0.55)       (0.60)        (0.61)       (0.60)       (0.59)        (0.59)        (0.65)        (0.66)        (0.65)        (0.64)
------       ------        ------       ------       ------       -------       -------       -------       -------       -------
$ 9.30       $ 9.64        $ 9.63       $ 9.68       $ 9.82       $  9.29       $  9.62       $  9.62       $  9.67       $  9.81
======       ======        ======       ======       ======       =======       =======       =======       =======       =======
  2.21%        6.50%         6.01%        4.83%        7.83%         2.83%         6.93%         6.57%         5.38%         8.22%
======       ======        ======       ======       ======       =======       =======       =======       =======       =======
$1,638       $3,722        $5,096       $3,399       $1,576       $66,767       $95,056       $64,010       $59,526       $64,595
  0.84%(C)     0.85%(C)      0.85%(C)     0.85%(C)     0.83%         0.35%(C)      0.34%(C)      0.32%(C)      0.33%(C)      0.36%
  5.75%(C)     6.24%(C)      6.36%(C)     6.11%(C)     6.16%         6.26%(C)      6.71%(C)      6.90%(C)      6.66%(C)      6.60%
  0.09%        0.08%         0.05%        0.09%        0.23%           --            --            --            --            --
   115%          74%          282%         304%         183%          115%           74%          282%          304%          183%

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     A special meeting of shareholders of the American AAdvantage Balanced Fund ("Balanced Fund"), American AAdvantage Large Cap Value Fund ("Large Cap Value Fund"), American AAdvantage Small Cap Value Fund ("Small Cap Value Fund"), and the American AAdvantage International Equity Fund ("International Fund") (the "Funds") was held on August 9, 1999. The following matters were voted on at the meeting:

(1) Approved a change to the fundamental investment restrictions to allow the purchase and sale of futures contracts and options on futures contracts.

                                                             FOR           AGAINST      ABSTAIN       NON-VOTING
                                                        --------------   -----------   ----------   --------------
Balanced Fund.........................................  66,589,365.358    65,555.944    6,801.825   12,688,031.112
Large Cap Value Fund..................................  78,675,261.757   214,879.367   10,651.017    4,363,025.239
Small Cap Value Fund..................................   3,273,674.500         0.000        0.000       71,110.121
International Fund....................................  36,437,508.011   222,777.318    3,693.735   25,771,503.939

(2) Approved a change to the fundamental investment restrictions to allow the borrowing of money from AMR Investment Services, Inc. and any of its affiliates under certain limited circumstances.

                                                             FOR           AGAINST      ABSTAIN       NON-VOTING
                                                        --------------   -----------   ----------   --------------
Balanced Fund.........................................  66,597,742.516    50,808.639   13,171.970   12,688,031.112
Large Cap Value Fund..................................  78,685,540.478   201,246.198   14,005.465    4,363,025.239
Small Cap Value Fund..................................   3,273,674.500         0.000        0.000       71,110.121
International Fund....................................  36,441,047.767   215,724.844    7,206.453   25,771,503.939

(3) The shareholders of the Funds authorized the Balanced, Large Cap Value, Small Cap Value, and International Equity Portfolios (the "Portfolios") of the AMR Investment Services Trust to vote on the following at a special meeting of interest holders of the Portfolios.

     (a) To change the Portfolios' fundamental investment restrictions to allow the purchase and sale of futures contracts and options on futures contracts.

                                                             FOR           AGAINST      ABSTAIN       NON-VOTING
                                                        --------------   -----------   ----------   --------------
Balanced Fund.........................................  66,589,365.358    65,555.944    6,801.825   12,688,031.112
Large Cap Value Fund..................................  78,675,110.137   214,879.367   10,802.637    4,363,025.239
Small Cap Value Fund..................................   3,273,674.500         0.000        0.000       71,110.121
International Fund....................................  36,437,508.011   222,777.318    3,693.735   25,771,503.939

     (b) To change the Portfolios' fundamental investment restrictions to allow the borrowing of money from AMR Investment Services, Inc. and any of its affiliates under certain limited circumstances.

                                                             FOR           AGAINST      ABSTAIN       NON-VOTING
                                                        --------------   -----------   ----------   --------------
Balanced Fund.........................................  66,597,742.516    50,808.639   13,171.970   12,688,031.112
Large Cap Value Fund..................................  78,686,077.279   200,861.017   13,853.845    4,363,025.239
Small Cap Value Fund..................................   3,273,674.500         0.000        0.000       71,110.121
International Fund....................................  36,441,047.767   215,724.844    7,206.453   25,771,503.939

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
ADDITIONAL SHAREHOLDER INFORMATION -- (Unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

     Pursuant to provisions of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended October 31, 1999:

                                                        LARGE CAP     INTERNATIONAL
                                     BALANCED FUND     VALUE FUND      EQUITY FUND
                                     --------------   -------------   --------------
Institutional Class:
Amount of Distribution               $ 8,249,852.95   $3,464,272.79   $38,935,080.34
Dividend Rate per Share              $       0.7799   $      2.7993   $       1.2708
PlanAhead Class:
Amount of Distribution               $ 1,500,283.11   $4,058,051.08   $ 3,940,766.27
Dividend Rate per Share              $       0.7799   $      2.7993   $       1.2708
AMR Class:
Amount of Distribution               $49,148,228.73   $192,009,427.18 $41,672,287.54
Dividend Rate per Share              $       0.7799   $      2.7993   $       1.2708

The International Equity Fund has elected to pass through the credit for taxes paid in foreign countries. The Fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services Balanced Portfolio
AMR Investment Services Large Cap Value Portfolio
AMR Investment Services Small Cap Value Portfolio
AMR Investment Services International Equity Portfolio
AMR Investment Services Intermediate Bond Portfolio
AMR Investment Services Short-Term Bond Portfolio

     We have audited the accompanying statements of assets and liabilities of the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Intermediate Bond Portfolio, and the AMR Investment Services Short-Term Bond Portfolio (collectively, "the Portfolios") (separate portfolios comprising the AMR Investment Services Trust), including the schedules of investments, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the AMR Investment Services Trust at October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                            /s/ ERNST & YOUNG
Dallas, Texas
December 17, 1999

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 11.14%
U.S. TREASURY NOTES - 4.58%
6.25%, Due 5/31/2000.............  $ 1,000    $    1,005
6.00%, Due 8/15/2000.............    2,000         2,007
5.625%, Due 11/30/2000...........    1,500         1,500
6.375%, Due 3/31/2001............    1,500         1,512
5.625%, Due 5/15/2001............    1,000           998
6.38%, Due 9/30/2001.............    1,500         1,515
6.25%, Due 10/31/2001............    5,810         5,855
7.50%, Due 11/15/2001............    1,000         1,031
5.88%, Due 11/30/2001............    1,000         1,001
7.50%, Due 5/15/2002.............    1,500         1,556
6.00%, Due 7/31/2002.............      950           953
6.375%, Due 8/15/2002............    1,250         1,265
6.25%, Due 8/31/2002.............    4,720         4,763
6.25%, Due 2/15/2003.............    1,000         1,009
5.25%, Due 8/15/2003.............    1,000           976
4.75%, Due 2/15/2004.............    1,000           954
6.00%, Due 8/15/2004.............      260           261
7.875%, Due 11/15/2004...........    2,000         2,154
6.50%, Due 8/15/2005.............    1,000         1,018
5.875%, Due 11/15/2005...........    1,000           989
5.625%, Due 2/15/2006............    1,000           975
6.50%, Due 10/15/2006............    7,500         7,634
6.625%, Due 5/15/2007............    3,520         3,612
4.75%, Due 11/15/2008............    1,755         1,587
                                              ----------
    TOTAL U.S. TREASURY NOTES....                 46,130
                                              ----------
U.S. TREASURY COUPON STRIP - 0.39%
Due 2/15/2009....................    7,000         3,885
                                              ----------
    TOTAL U.S. TREASURY COUPON
      STRIP......................                  3,885
                                              ----------
U.S. TREASURY BONDS - 6.17%
10.75%, Due 2/15/2003............    3,060         3,485
14.00%, Due 11/15/2011...........    2,750         3,928
10.375%, Due 11/15/2012..........    5,130         6,387
7.25%, Due 5/15/2016.............    3,500         3,772
8.125%, Due 8/15/2019............    9,130        10,753
7.25%, Due 8/15/2022.............    7,635         8,329
6.25%, Due 8/15/2023.............    3,880         3,798
6.00%, Due 2/15/2026.............    2,555         2,424
6.375%, Due 8/15/2027............    6,475         6,451
6.125%, Due 11/15/2027...........    3,520         3,400
6.50%, Due 11/15/2026............    1,850         1,871
5.25%, Due 11/15/2028............    2,975         2,558
5.25%, Due 2/15/2029.............    5,760         4,982
                                              ----------
    TOTAL U. S. TREASURY BONDS...                 62,138
                                              ----------
    TOTAL U.S. TREASURY
      OBLIGATIONS................                112,153
                                              ----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.60%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.14%
5.75%, Due 6/15/2001.............    7,005         6,970
5.25%, Due 4/25/2002.............    4,015         3,923

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
5.73%, Due 8/11/2003.............  $ 1,000    $      976
5.13%, Due 9/15/2003.............    4,220         4,035
5.81%, Due 8/17/2005.............    1,250         1,207
5.85%, Due 1/22/2008.............    1,000           944
5.82%, Due 3/30/2009.............    1,000           938
6.50%, Due 3/25/2011.............    1,750         1,733
6.00%, Due 3/1/2013..............      549           528
6.00%, Due 5/1/2014..............    1,948         1,873
6.50%, Due 5/1/2029..............    2,459         2,359
6.50%, Due 6/1/2029..............      395           379
TBA 7.50%, Due 12/1/2099.........   10,650        10,690
TBA 8.00%, Due 12/1/2099.........    5,000         5,108
                                              ----------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.......                 41,663
                                              ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.86%
5.125%, Due 2/13/2004............    1,088         1,033
Series 1989-21 G, 10.45%, Due
  4/25/2019......................       76            82
Pool # 306505, 8.00%, Due
  3/1/2025.......................      326           332
TBA, 6.09%, Due 9/27/2027........    2,500         2,224
5.98%, Due 11/12/2027............    2,500         2,190
5.96%, Due 9/11/2028.............    1,000           872
Pool # 323706, 7.00%, Due
  4/1/2029.......................    1,957         1,967
TBA, 7.00%, Due 1/1/2099.........    5,920         5,813
TBA, 6.50%, Due 12/1/2099........    4,280         4,197
                                              ----------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.......                 18,710
                                              ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.60%
Pool # 466318, 7.00%, Due
  1/15/2028......................    2,288         2,245
Pool # 491467, 6.50%, Due
  5/15/2029......................      498           476
TBA, 7.00%, Due 12/15/2099.......    2,275         2,232
TBA, 6.00%, Due 12/15/2099.......    1,130         1,126
                                              ----------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.......                  6,079
                                              ----------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS................                 66,452
                                              ----------
ASSET-BACKED SECURITIES - 1.41%
Amresco Commercial Mortgage
  Funding I, Series 1997-C1 A3,
  7.19%, Due 6/17/2029...........    1,510         1,502
Asset Securitization Corporation,
  Series 1997-D5 A1C, 6.75%, Due
  2/14/2041......................    2,000         1,928
Chase Commercial Mortgage
  Securities Corporation, Series
  1997-1 A2, 7.37%, Due
  2/19/2007......................    1,100         1,106
Commercial Mortgage Asset Trust,
  7.546%, Due 12/17/2009.........    2,000         2,017

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
Ditech Home Owner Trust, 6.71%,
  Due 8/15/2018..................  $ 2,225    $    2,213
Firstplus Home Loan Owner Trust,
  6.32%, Due 8/10/2016...........    3,000         2,964
LB Commercial Conduit Mortgage
  Trust, 6.21%, Due 10/15/2008...    2,440         2,287
Olympic Automobile Receivable,
  7.875%, Due 7/15/2001..........      180           181
                                              ----------
    TOTAL ASSET-BACKED
      SECURITIES.................                 14,198
                                              ----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.09%
CitiCorp Mortgage Securities,
  Incorporated, 6.92%, Due
  8/25/2027......................      159           159
Credit Suisse First Boston
  Mortgage, 7.24%, Due
  6/20/2029......................      400           396
CountryWide, Incorporated, 8.25%,
  Due 5/25/2010..................      527           536
  7.50%, Due 7/25/2011...........      416           419
DLJ Mortgage Acceptance
  Corporation, 4.56%, Due
  3/25/2024......................       77            76
Green Tree Financial Corporation,
  7.00%, Due 10/15/2027..........      915           918
  6.68%, Due 1/15/2029...........    1,150         1,147
Home Equity Loan Trust, 6.223%,
  Due 6/25/2011..................      860           850
The Money Store Home Equity
  Trust, 7.66%, Due 8/15/2026....    1,500         1,471
Mortgage Capital Funding,
  Incorporated, 6.758%, Due
  2/20/2004......................      599           597
Nomura Asset Securities
  Corporation, 8.15%, Due
  4/4/2027.......................    2,500         2,589
Residential Funding Mortgage
  Securities I, 6.78%, Due
  7/25/2010......................      880           877
  6.35%, Due 8/25/2023...........       22            22
Securitized Multiple Asset,
  7.72%, Due 4/15/2005...........    1,624           383
Southern Pacific Secured Asset
  Trust, 6.27%, Due 3/25/2019....      550           545
                                              ----------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS................                 10,985
                                              ----------
CORPORATE BONDS - 19.46%
BANKS - 2.27%
Amsouth Bancorporation, 6.125%,
  Due 3/1/2009...................    2,000         1,804
Bank of America Corporation,
  8.125%, Due 2/1/2002...........      600           619
  6.60%, Due 5/15/2010...........    1,600         1,486
Capital One Bank MTN, 7.35%, Due
  6/20/2000......................      800           804
  7.08%, Due 10/30/2001..........    1,000           997

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
Chase Manhattan Corporation,
  8.625%, Due 5/1/2002...........  $   700    $      732
  6.00%, Due 11/1/2005...........    1,650         1,571
CitiCorp, Incorporated, 7.125%,
  Due 5/15/2006..................    1,170         1,164
Citigroup, Incorporated, 6.875%,
  Due 2/15/2098..................      910           785
First Union Corporation, 7.10%,
  Due 8/15/2004..................      840           844
Firstar Corporation, 6.50%, Due
  7/15/2002......................    1,000           994
Inter-American Development Bank,
  5.375%, Due 11/18/2008.........    1,280         1,165
Osuuspankkien Kesk, 6.012%, Due
  9/29/2049......................    1,750         1,715
PNC Funding Corporation, 6.125%,
  Due 9/1/2003...................    1,520         1,476
  6.875%, Due 7/15/2007..........    1,000           972
Popular, Incorporated, 6.20%, Due
  4/30/2001......................    1,150         1,137
Skandinaviska Enskilda Banken,
  6.594%, Due 6/29/2049..........    3,800         3,705
Wells Fargo & Company, 6.625%,
  Due 8/15/2001..................      900           894
                                              ----------
    TOTAL BANKS..................                 22,864
                                              ----------
FINANCE - 6.18%
American General Finance
  Corporation, MTN, 5.75%, Due
  11/23/2001.....................    1,200         1,179
Associates Corporation of North
  America, 6.00%, Due
  4/15/2003......................    2,000         1,950
AT&T Capital Corporation, 6.875%,
  Due 1/16/2001..................    1,020         1,023
  5.86%, Due 4/26/2002...........      650           629
CIT Group, Incorporated, 5.25%,
  Due 2/15/2004..................      630           595
CNA Financial Corporation, 6.95%,
  Due 1/15/2018..................    1,675         1,492
Countrywide Funding Corporation,
  MTN, 6.85%, Due 6/15/2004......    2,135         2,118
  6.25%, Due 4/15/2009...........    1,800         1,660
Credit Suisse First Boston,
  6.48%, Due 4/11/2030...........    2,500         2,372
CS First Boston Mortgage
  Securities Corporation, 6.60%,
  Due 6/15/2027..................    2,600         2,585
EOP Operating Limited
  Partnership, 144a, 6.38%, Due
  2/15/2012 (Note A).............    1,120         1,099
Finova Capital Corporation,
  7.125%, Due 5/17/2004..........    2,450         2,423
Ford Motor Credit Company,
  6.125%, Due 4/28/2003..........    2,125         2,080
  7.375%, Due 10/28/2009.........    3,315         3,345

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
General Electric Capital
  Corporation, 7.375%, Due
9/15/2004........................  $ 1,000    $    1,028
  7.875%, Due 12/1/2006..........    1,000         1,049
General Motors Acceptance
  Corporation, 5.625%, Due
  2/15/2001......................    3,645         3,605
  5.91%, Due 3/11/2002...........    1,700         1,673
Goldman Sachs Group, LP, 6.65%,
  Due 5/15/2009..................      750           714
Household Finance Corporation,
  6.50%, Due 11/15/2008..........    2,485         2,344
Lehman Brothers Holdings,
  Incorporated, 6.50%, Due
  10/1/2002......................      530           522
  7.00%, Due 10/1/2002...........    2,000         1,995
  6.625%, Due 4/1/2004...........      830           808
Merrill Lynch & Company,
  Incorporated, 6.00%, Due
  2/12/2003......................    1,000           977
Merrill Lynch Mortgage Investors,
  Incorporated, 7.12%, Due
  6/18/2029......................      660           658
The Money Store Trust, 7.55%, Due
  2/15/2020......................    1,170         1,172
Paine Webber Group, Incorporated
  MTN, 7.74%, Due 1/30/2012......    2,200         2,165
PMI Group, Incorporated, 6.75%,
  Due 11/15/2006.................    2,000         1,963
Provident Companies,
  Incorporated, 7.25%,
  3/15/2028......................    2,070         1,829
Salomon, Incorporated, 6.25%, Due
  5/15/2003......................    2,750         2,690
Simon Property Group,
  Incorporated, 144a, 6.625%, Due
  6/15/2003 (Note A).............    1,675         1,610
Texaco, Incorporated MTN, 6.19%,
  Due 7/9/2003...................      750           736
Transamerica Finance Corporation
  MTN, 6.125%, Due 11/01/2001....    2,475         2,431
  7.25%, Due 8/15/2002...........    2,285         2,296
Travelers Property Casualty
  Corporation, 6.75%, Due
  4/15/2001......................    2,600         2,614
US West Capital Funding,
  Incorporated, 144a (Note A)
  6.875%, Due 8/15/2001..........      650           650
  6.50%, Due 11/15/2018..........    2,500         2,215
                                              ----------
    TOTAL FINANCE................                 62,294
                                              ----------
FOREIGN - 1.52%
Foreningsbk Kredit, 6.656%, Due
  12/29/2049.....................    3,250         3,219
Korea Development Bank, 7.625%,
  Due 10/1/2002..................    2,000         1,987
Nordbanken AB MTN, 6.412%, Due
  10/29/2049.....................    3,000         2,945
Pohang Iron & Steel, Limited,
  7.50%, Due 8/1/2002............    1,200         1,182

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
Province of Quebec, 5.75%, Due
  2/15/2009......................  $ 1,750    $    1,591
  7.50%, Due 7/15/2023...........      880           879
  7.50%, Due 9/15/2029...........      720           722
Rio Tinto Canada, Incorporated,
  6.00%, Due 8/26/2003...........    2,865         2,769
                                              ----------
    TOTAL FOREIGN................                 15,294
                                              ----------
INDUSTRIAL - 7.67%
Akzo Nobel, Incorporated, 6.00%,
  Due 11/15/2003.................    2,880         2,778
Albertsons, Incorporated, 6.375%,
  Due 6/1/2000...................    1,000         1,002
Atlantic Richfield Corporation,
  8.50%, Due 4/1/2012............    1,270         1,405
Bemis, Incorporated, 6.70%, Due
  7/1/2005.......................    1,000           987
Boise Cascade Office Products
  Company, 7.05%, Due
  5/15/2005......................      795           751
Capital Cities ABC, Incorporated,
  8.875%, Due 12/15/2000.........    1,000         1,023
Coca Cola Company, 6.625%, Due
  10/1/2002......................    1,000           997
  6.75%, Due 9/15/2028...........    1,060           955
Comdisco, Incorporated, 5.95%,
  Due 4/30/2002..................      840           812
Conoco, Incorporated, 5.90%, Due
  4/15/2004......................      330           318
  6.95%, Due 4/15/2029...........    1,945         1,812
Crown Cork & Seal, Incorporated,
  7.125%, Due 9/1/2002...........    2,500         2,493
DaimlerChrysler North America,
  7.20%, Due 9/1/2009............    1,010         1,011
E.I. DuPont de Nemours & Company,
  6.75%, Due 10/15/2002..........    1,000         1,008
Exxon Corporation, 7.45%, Due
  12/15/2001.....................    1,000         1,022
Federated Department Stores,
  Incorporated, 6.79%, Due
  7/15/2027......................    1,405         1,372
Ford Motor Company, 9.00%, Due
  9/15/2001......................    1,000         1,043
  6.63%, Due 10/1/2028...........    1,600         1,429
General Motors Corporation,
  6.75%, Due 5/01/2028...........    2,200         1,994
Hershey Foods Corporation, 6.95%,
  Due 3/1/2007...................    1,000           988
Ingersoll Rand Company, 6.34%,
  Due 12/3/2001..................    2,100         2,085
International Business Machines,
  Incorporated, 5.625%, Due
  4/12/2004......................      850           817
Kroger Company, 8.00%, Due
  9/15/2029......................      830           833
May Department Stores Company,
  7.625%, 8/15/2013..............    1,890         1,949
McDonalds Corporation MTN, 6.50%,
  Due 8/1/2007...................    1,000           968
Merck & Company, Incorporated,
  5.95%, Due 12/1/2028...........    2,550         2,186

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
Motorola Incorporated, 5.80%, Due
  10/15/2008.....................  $ 2,270    $    2,076
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037............    1,140         1,134
Occidental Petroleum Corporation,
  6.40%, Due 4/1/2003............    1,035         1,004
  6.50%, Due 4/1/2005............      520           501
Paramount Communications,
  Incorporated, 5.875%, Due
  7/15/2000......................    2,140         2,132
  8.25%, Due 8/1/2022............    2,200         2,235
Petroleum Geological Services,
  7.125%, Due 3/30/2028..........      910           815
Philip Morris Companies,
  Incorporated, 8.25%, Due
  10/15/2003.....................    2,840         2,901
  8.375%, Due 1/15/2017..........      343           346
Praxair, Incorporated, 6.15%, Due
  4/15/2003......................    3,800         3,696
Raytheon Corporation, 5.70%, Due
  11/1/2003......................    1,310         1,236
  6.15%, Due 11/1/2008...........    1,540         1,395
Rite Aid Corporation, 144a,
  6.00%, Due 12/15/2005 (Note
  A).............................    1,250           862
Safeway, Incorporated, 5.875%,
  Due 11/15/2001.................    2,470         2,424
Sara Lee Corporation, 6.00%, Due
  1/15/2008......................    1,200         1,126
Sears Roebuck Acceptance
  Corporation MTN, 6.71%, Due
  9/17/2003......................    2,710         2,653
Service Corporation
  International, 6.00%, Due
  12/15/2005.....................    1,885         1,460
Sysco Corporation, 7.00%, Due
  5/1/2006.......................    1,000           997
Texaco Capital, Incorporated,
  5.70%, Due 3/01/2009...........    1,000           914
Time Warner Incorporated Pass
  Through Asset Trust Securities
  (PATS), 1997-1, 144a, 6.10%,
  Due 12/30/1999 (Note A)........      800           794
Time Warner, Incorporated, 8.18%,
  Due 8/15/2007..................      760           797
Tribune Company, 5.50%, Due
  10/6/2008......................    1,000           898
Tyco International Group, SA,
  6.125%, Due 6/15/2001..........      700           691
  6.875%, Due 1/15/2029..........    1,430         1,262
USA Waste Services, Incorporated,
  7.00%, Due 7/15/2028...........    1,270           920
Viacom, Incorporated, 7.75%, Due
  6/1/2005.......................    1,075         1,094
Walt Disney Company, 6.75%, Due
  3/30/2006......................    1,000           996
Williams Companies, Incorporated,
  6.125%, Due 2/1/2001...........    1,830         1,816
  6.50%, Due 8/1/2006............    1,170         1,108
  7.625%, Due 7/15/2019..........      305           297

                                     PAR
                                    AMOUNT       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
WMX Technologies, Incorporated,
  6.65%, Due 5/15/2005...........  $ 1,200    $    1,181
Xerox Corporation MTN, 5.25%, Due
  12/15/2003.....................    1,500         1,427
                                              ----------
    TOTAL INDUSTRIAL.............                 77,226
                                              ----------
TRANSPORTATION - 0.39%
CSX Corporation, 6.25%, Due
  10/15/2008.....................    1,985         1,832
NWA Trust, 11.30%, Due
  6/21/2014......................    1,867         2,114
                                              ----------
    TOTAL TRANSPORTATION.........                  3,946
                                              ----------
UTILITY - 1.43%
AT&T Corporation, 6.00%, Due
  3/15/2009......................    1,750         1,619
  6.50%, Due 3/15/2029...........    1,435         1,271
Cox Communications, Incorporated,
  7.00%, Due 8/15/2001...........      800           803
El Paso Energy Corporation,
  6.625%, Due 7/15/2001..........      280           279
Electric Lightwave, Incorporated,
  6.05%, Due 5/15/2004...........    2,000         1,928
GTE Corporation, 7.83%, Due
  5/1/2023.......................      715           704
Niagara Mohawk Power Corporation,
  7.25%, Due 10/1/2002...........    1,323         1,323
Norman Energy Corporation,
  6.375%, Due 11/1/2003..........    1,550         1,491
KN Energy, Incorporated, 6.45%,
  Due 11/30/2001.................    1,700         1,682
Sprint Capital Corporation,
  6.90%, Due 5/1/2019............    1,530         1,428
  6.875%, Due 11/15/2028.........      790           723
MCI Worldcom, Incorporated,
  7.75%, Due 4/1/2007............      500           519
  6.95%, Due 8/15/2028...........      690           647
                                              ----------
    TOTAL UTILITY................                 14,417
                                              ----------
    TOTAL CORPORATE BONDS........                196,041
                                              ----------

                                   SHARES
                                   -------
PREFERRED STOCK - 0.12%
Home Ownership Funding
  Corporation II, Series 144a
  (Note A).......................    1,500        1,248
                                             ----------
    TOTAL PREFERRED STOCK........                 1,248
                                             ----------
COMMON STOCK - 55.39%
BASIC MATERIALS - 4.91%
ALUMINUM - 0.81%
Alcoa, Incorporated..............   24,500        1,488
Reynolds Metals Company..........  111,000        6,709
                                             ----------
    TOTAL ALUMINUM PRODUCTS......                 8,197
                                             ----------
CHEMICALS - 1.67%
Airgas, Incorporated+............  173,450        1,648

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                    SHARES       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
Air Products and Chemicals,
  Incorporated...................   44,305    $    1,218
CK Witco Corporation.............   68,113           639
Dow Chemical Company.............   38,300         4,529
Eastman Chemical Company.........   28,000         1,080
FMC Corporation+.................   25,200         1,025
Hercules, Incorporated...........   60,000         1,444
Imperial Chemical Industries,
  PLC............................   40,000         1,607
Lyondell Chemical Company........  187,800         2,277
Millenium Chemicals,
  Incorporated...................   73,671         1,363
                                              ----------
    TOTAL CHEMICALS..............                 16,830
                                              ----------
CONSTRUCTION - 0.56%
Armstrong World Industries,
  Incorporated...................   37,000         1,383
DeBeers Construction Mines,
  Limited........................  115,100         3,115
Hanson PLC, ADR..................   29,850         1,155
                                              ----------
    TOTAL CONSTRUCTION...........                  5,653
                                              ----------
CONTAINERS/PACKAGING - 0.16%
Bemis, Incorporated..............   47,300         1,653
                                              ----------
    TOTAL CONTAINERS/
      PACKAGING..................                  1,653
                                              ----------
PAPER & FOREST PRODUCTS - 1.39%
Champion International
  Corporation....................   44,500         2,573
Georgia Pacific Corporation......   50,000         1,194
Georgia Pacific Group............   51,000         2,024
International Paper Company......   78,526         4,132
Mead Corporation.................   50,000         1,800
Weyerhaeuser Company.............   37,800         2,256
                                              ----------
    TOTAL PAPER & FOREST
      PRODUCTS...................                 13,979
                                              ----------
STEEL - 0.32%
USX-US Steel Group...............  126,300         3,229
                                              ----------
    TOTAL STEEL..................                  3,229
                                              ----------
    TOTAL BASIC MATERIALS........                 49,541
                                              ----------
CAPITAL GOODS - 5.91%
AEROSPACE/DEFENSE - 0.95%
Cordant Technologies,
  Incorporated...................  111,275         3,470
Lockheed Martin Corporation......  116,900         2,338
Northrop Grumman Corporation.....   68,400         3,753
                                              ----------
    TOTAL AEROSPACE/ DEFENSE.....                  9,561
                                              ----------
ELECTRICAL EQUIPMENT - 2.04%
Emerson Electrical Company.......   52,800         3,171
Honeywell, Incorporated..........  129,700        13,675
Koninklijke Philips Electronics
  NV.............................   28,740         2,987
Rockwell International
  Corporation....................   15,000           727
                                              ----------
    TOTAL ELECTRICAL EQUIPMENT...                 20,560
                                              ----------

                                    SHARES       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
MACHINERY-DIVERSIFIED - 0.85%
Deere and Company................   50,000    $    1,812
Dover Corporation................   91,000         3,873
Kaydon Corporation...............   43,050         1,068
New Holland NV...................  119,600         1,816
                                              ----------
    TOTAL MACHINERY-
      DIVERSIFIED................                  8,569
                                              ----------
MANUFACTURING (DIVERSIFIED) - 1.59%
Eaton Corporation................    7,000           527
Harsco Corporation...............   55,200         1,625
ITT Industries, Incorporated.....   81,200         2,776
Tenneco, Incorporated............  226,700         3,627
Textron, Incorporated............   96,300         7,433
                                              ----------
    TOTAL MANUFACTURING
      (DIVERSIFIED)..............                 15,988
                                              ----------
WASTE MANAGEMENT - 0.48%
Waste Management, Incorporated...  263,131         4,835
                                              ----------
    TOTAL WASTE MANAGEMENT.......                  4,835
                                              ----------
    TOTAL CAPITAL GOODS..........                 59,513
                                              ----------
COMMUNICATION SERVICE - 3.73%
TELEPHONE - 3.15%
Alltel Corporation...............   33,600         2,797
Bell Atlantic Corporation........   45,656         2,965
GTE Corporation..................  124,900         9,368
SBC Communications,
  Incorporated...................  177,668         9,050
US West, Incorporated............  121,500         7,419
                                              ----------
    TOTAL TELEPHONE..............                 31,599
                                              ----------
TELEPHONE LONG DISTANCE - 0.58%
AT&T Corporation.................   61,350         2,868
BCE, Incorporated................   50,000         3,013
                                              ----------
    TOTAL TELEPHONE LONG
      DISTANCE...................                  5,881
                                              ----------
    TOTAL COMMUNICATION
      SERVICE....................                 37,480
                                              ----------
CONSUMER STAPLES - 4.64%
BEVERAGES-ALCOHOLIC - 0.66%
Anheuser-Busch Companies,
  Incorporated...................   92,600         6,650
                                              ----------
    TOTAL BEVERAGES-ALCOHOLIC....                  6,650
                                              ----------
FOODS - 0.57%
Sara Lee Company.................  213,400         5,775
                                              ----------
    TOTAL FOODS..................                  5,775
                                              ----------
HOUSEHOLD PRODUCTS (NON-DURABLE) - 0.93%
Fort James Corporation...........  240,800         6,336
Kimberly Clark Corporation.......   47,700         3,011
                                              ----------
    TOTAL HOUSEHOLD PRODUCTS
      (NON-DURABLE)..............                  9,347
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                    SHARES       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
HOUSEWARES - 0.41%
Fortune Brands, Incorporated.....   35,800    $    1,269
Newell Rubbermaid, Incorporated..   81,700         2,829
                                              ----------
    TOTAL HOUSEWARES.............                  4,098
                                              ----------
PRINTING - 0.20%
DeLuxe Corporation...............   70,000         1,978
                                              ----------
    TOTAL PRINTING...............                  1,978
                                              ----------
RESTAURANTS - 0.49%
Wendy's International,
  Incorporated...................  206,100         4,921
                                              ----------
    TOTAL RESTAURANTS............                  4,921
                                              ----------
TOBACCO - 1.38%
Gallaher Group PLC, ADR..........  119,400         2,828
Imperial Tobacco Group PLC.......   74,500         1,555
Philip Morris Companies,
  Incorporated...................  378,450         9,532
                                              ----------
    TOTAL TOBACCO................                 13,915
                                              ----------
    TOTAL CONSUMER STAPLES.......                 46,684
                                              ----------
CONSUMER-CYCLICALS - 8.40%
AUTO PARTS & EQUIPMENT - 0.83%
Dana Corporation.................  176,600         5,221
Delphi Automotive Systems
  Corporation....................   49,666           816
Meritor Automotive,
  Incorporated...................   31,200           528
TRW, Incorporated................   41,000         1,758
                                              ----------
    TOTAL AUTO PARTS &
      EQUIPMENT..................                  8,323
                                              ----------
AUTOMOBILES - 1.81%
Ford Motor Company...............  232,700        12,769
General Motors Corporation.......   77,800         5,465
                                              ----------
    TOTAL AUTOMOBILES............                 18,234
                                              ----------
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.43%
Leggett & Platt, Incorporated....  110,100         2,443
Whirlpool Corporation............   27,800         1,937
                                              ----------
    TOTAL HOUSEHOLD FURNISHINGS &
      APPLIANCES.................                  4,380
                                              ----------
LEISURE TIME (PRODUCTS) - 1.81%
American Greetings...............  290,200         7,509
Hasbro, Incorporated.............  281,387         5,804
Mattel, Incorporated.............  367,900         4,921
                                              ----------
    TOTAL LEISURE TIME
      (PRODUCTS).................                 18,234
                                              ----------
PUBLISHING - 0.83%
Gannett, Incorporated............  108,900         8,399
                                              ----------
    TOTAL PUBLISHING.............                  8,399
                                              ----------
RETAIL - 1.88%
Federated Department Stores,
  Incorporated+..................   38,000         1,622
J.C. Penney Company,
  Incorporated...................  139,400         3,537
K Mart Corporation+..............  298,900         3,008

                                    SHARES       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
May Department Stores Company....   40,200    $    1,394
Sears Roebuck & Company..........  194,300         5,477
Sherwin Williams Company.........   50,800         1,137
Toys R Us, Incorporated+.........  193,900         2,739
                                              ----------
    TOTAL RETAIL.................                 18,914
                                              ----------
SERVICES - 0.49%
Cendant Corporation+.............  202,400         3,340
Pittston Company.................   83,200         1,596
                                              ----------
    TOTAL SERVICES...............                  4,936
                                              ----------
TEXTILES (APPAREL) - 0.32%
Liz Claiborne, Incorporated......   65,000         2,600
Russell Corporation..............   43,600           662
                                              ----------
    TOTAL TEXTILES (APPAREL).....                  3,262
                                              ----------
    TOTAL CONSUMER-CYCLICALS.....                 84,682
                                              ----------
ENERGY - 3.16%
OIL & GAS - 0.82%
Baker Hughes, Incorporated.......  131,000         3,660
Halliburton Company..............   78,300         2,951
Ultramar Diamond Shamrock
  Corporation....................   65,500         1,605
                                              ----------
    TOTAL OIL & GAS..............                  8,216
                                              ----------
OIL (DOMESTIC INTEGRATED) - 1.90%
Atlantic Richfield Company.......   60,300         5,619
Conoco, Incorporated.............   51,456         1,396
Occidental Petroleum
  Corporation....................  237,600         5,420
Phillips Petroleum Company.......  108,300         5,036
USX Marathon Group...............   58,700         1,710
                                              ----------
    TOTAL OIL (DOMESTIC
      INTEGRATED)................                 19,181
                                              ----------
OIL (INTERNATIONAL INTEGRATED) - 0.44%
Texaco, Incorporated.............   72,400         4,444
                                              ----------
    TOTAL OIL (INTERNATIONAL
      INTEGRATED)................                  4,444
                                              ----------
    TOTAL ENERGY.................                 31,841
                                              ----------
FINANCIALS - 13.02%
BANKS - 5.63%
Bank of America Corporation......  154,378         9,938
Bank One Corporation.............  242,520         9,110
Chase Manhattan Corporation......  138,900        12,136
First Security Corporation.......   85,000         2,178
First Union Corporation..........  153,000         6,531
Fleet Boston Corporation.........    1,800            79
KeyCorp..........................  109,400         3,056
National City Corporation........   58,000         1,711
PNC Bank Corporation.............  100,700         6,004
UnionBanCal Corporation..........   13,300           578
US Bancorp.......................   48,000         1,779
Wells Fargo & Company............   75,000         3,591
                                              ----------
    TOTAL BANKS..................                 56,691
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                    SHARES       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
CONSUMER FINANCE - 0.22%
Household International,
  Incorporated...................   48,832    $    2,179
                                              ----------
    TOTAL CONSUMER FINANCE.......                  2,179
                                              ----------
FINANCIAL (DIVERSIFIED) - 2.27%
Ace, Limited.....................  152,400         2,962
CIT Group, Incorporated..........  149,600         3,572
Citi Group, Incorporated.........  122,457         6,628
Federal Home Loan Mortgage
  Corporation....................   61,000         3,298
Federal National Mortgage
  Association....................   30,000         2,123
Financial Securities Assurance
  Holdings, Limited..............   28,900         1,629
Morgan Stanley Dean Witter
  Discover & Company.............   24,200         2,670
                                              ----------
    TOTAL FINANCIAL
      (DIVERSIFIED)..............                 22,882
                                              ----------
INSURANCE (LIFE/HEALTH) - 0.86%
American General Corporation.....   24,000         1,781
The Hartford Financial Services
  Group, Incorporated............   16,000           829
Lincoln National Corporation.....  131,800         6,079
                                              ----------
    TOTAL INSURANCE
      (LIFE/HEALTH)..............                  8,689
                                              ----------
INSURANCE (MULTI-LINE) - 0.15%
Loews Corporation................   20,800         1,474
                                              ----------
    TOTAL INSURANCE
      (MULTI-LINE)...............                  1,474
                                              ----------
INSURANCE BROKERS - 0.48%
Aon Corporation..................  135,675         4,816
                                              ----------
    TOTAL INSURANCE BROKERS......                  4,816
                                              ----------
INSURANCE-PROPERTY-CASUALTY - 2.10%
Allstate Corporation.............  213,600         6,141
American Financial Group,
  Incorporated...................   52,100         1,543
Chubb Corporation................   25,800         1,416
Everest Reinsurance..............   51,000         1,313
MBIA, Incorporated...............   44,300         2,528
Old Republic International
  Corporation....................   59,525           815
Safeco Corporation...............   45,700         1,257
St. Paul Companies,
  Incorporated...................  192,900         6,173
                                              ----------
    TOTAL INSURANCE-
      PROPERTY-CASUALTY..........                 21,186
                                              ----------
INVESTMENT BANKING/BROKERAGE - 0.26%
Paine Webber Group,
  Incorporated...................   64,350         2,622
                                              ----------
    TOTAL INVESTMENT
      BANKING/BROKERAGE..........                  2,622
                                              ----------
SAVINGS & LOAN COMPANIES - 1.05%
Washington Mutual, Incorporated..  295,600        10,623
                                              ----------
    TOTAL SAVINGS & LOAN
      COMPANIES..................                 10,623
                                              ----------
    TOTAL FINANCIALS.............                131,162
                                              ----------

                                    SHARES       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
HEALTH CARE - 1.37%
Baxter International,
  Incorporated...................   25,000    $    1,622
Becton Dickinson & Company.......  110,000         2,791
Bristol-Myers Squibb Company.....   40,800         3,134
Merck & Company, Incorporated....   42,300         3,365
Pharmacia & Upjohn,
  Incorporated...................   54,300         2,929
                                              ----------
    TOTAL HEALTH CARE............                 13,841
                                              ----------
TECHNOLOGY - 2.51%
COMPUTERS - 1.19%
Diebold, Incorporated............   30,000           788
EMC Corporation+.................   30,437         2,222
Ikon Office Solutions,
  Incorporated...................  159,000         1,093
International Business Machines
  Corporation....................   21,000         2,066
Seagate Technology+..............  156,000         4,592
Storage Technology Corporation+..   77,000         1,213
                                              ----------
    TOTAL COMPUTERS..............                 11,974
                                              ----------
ELECTRONICS - 0.46%
Grainger WW, Incorporated........    8,350           354
Raytheon Company.................  156,893         4,305
                                              ----------
    TOTAL ELECTRONICS............                  4,659
                                              ----------
SERVICES - 0.86%
Eastman Kodak Company............   34,000         2,344
Xerox Corporation................  224,700         6,292
                                              ----------
    TOTAL SERVICES...............                  8,636
                                              ----------
    TOTAL TECHNOLOGY.............                 25,269
                                              ----------
TRANSPORTATION - 0.76%
RAILROADS - 0.76%
Burlington Northern,
  Incorporated...................   58,400         1,862
CSX Corporation..................   81,000         3,321
GATX Corporation.................   28,000           929
Norfolk Southern Corporation.....   63,000         1,540
                                              ----------
    TOTAL RAILROADS..............                  7,652
                                              ----------
    TOTAL TRANSPORTATION.........                  7,652
                                              ----------
UTILITIES - 6.98%
ELECTRIC COMPANIES - 5.86%
Central & Southwest
  Corporation....................  377,800         8,382
CMS Energy Corporation...........  160,000         5,900
Dominion Resources,
  Incorporated...................   69,000         3,321
DTE Energy Company...............  109,700         3,641
Edison International.............   90,000         2,666
Entergy Corporation..............  193,400         5,790
GPU, Incorporated................   45,000         1,527

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                    SHARES       VALUE
                                   --------   -----------
                                   (DOLLARS IN THOUSANDS)
Illinova Corporation.............  167,900    $    5,341
Northeast Utilities..............  238,000         4,953
Potomac Electric Power Company...   55,400         1,520
PP & L Resources, Incorporated...   39,806         1,077
Reliant Energy, Incorporated.....  271,700         7,404
Scana Corporation................   63,300         1,575
Texas Utilities Company..........   76,000         2,945
Unicom Corporation...............   77,500         2,969
                                              ----------
    TOTAL ELECTRIC COMPANIES.....                 59,011
                                              ----------
NATURAL GAS-DISTRIBUTION-PIPE LINE - 1.12%
Equitable Resources,
  Incorporated...................   71,100         2,595
MCN Energy Group, Incorporated...  120,200         2,937
Peoples Energy Corporation.......   46,000         1,748
Sempra Energy....................   75,400         1,541
Williams Companies,
  Incorporated...................   65,369         2,451
                                              ----------
    TOTAL NATURAL GAS-
      DISTRIBUTION-PIPE LINE.....                 11,272
                                              ----------
    TOTAL UTILITIES..............                 70,283
                                              ----------
TOTAL COMMON STOCKS..............                557,948
                                              ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 17.29%
American AAdvantage Money
  Market Fund.................  68,624,719   $   68,625
AMR Investments Enhanced Yield
  Business Trust..............  33,782,959       33,783
AMR Investments Strategic Cash
  Business Trust..............  71,748,278       71,748
                                             ----------
    TOTAL SHORT-TERM
      INVESTMENTS.............                  174,156
                                             ----------
TOTAL INVESTMENTS - 112.50%
  (COST $1,105,330)...........                1,133,181
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (12.50%)...........                 (125,925)
                                             ----------
TOTAL NET ASSETS - 100%.......               $1,007,256
                                             ==========

---------------

Based on the cost of investments of $1,107,858 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $103,365, the aggregate gross unrealized depreciation was $78,042 and the net unrealized appreciation of investments was $25,323.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,478 or 0.84% of net assets.

ABBREVIATIONS:

ADR - American Depositary Receipt
AB - Company
LP - Limited Partnership
MTN - Medium-Term Note
NV - Company
PLC - Public Limited Corporation
SA - Company
TBA - To Be Announced
+ - Non-income Producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
COMMON STOCKS - 98.09%
BASIC MATERIALS - 9.48%
ALUMINUM - 1.48%
Alcoa, Incorporated...........      66,400   $    4,034
Reynolds Metals Company.......     289,900       17,521
                                             ----------
    TOTAL ALUMINUM............                   21,555
                                             ----------
CHEMICALS - 3.14%
Airgas, Incorporated+.........     699,975        6,650
Air Products and Chemicals,
  Incorporated................     100,475        2,763
CK Witco Corporation..........     177,908        1,668
Dow Chemical Company..........     115,200       13,622
Eastman Chemical Company......      78,200        3,016
FMC Corporation+..............      59,800        2,433
Hercules, Incorporated........     144,000        3,465
Imperial Chemical Industries,
  PLC.........................      90,000        3,617
Lyondell Chemical Company.....     446,000        5,408
Millennium Chemicals,
  Incorporated................     171,600        3,175
                                             ----------
    TOTAL CHEMICALS...........                   45,817
                                             ----------
CONSTRUCTION - 0.95%
Armstrong World Industries,
  Incorporated................      81,000        3,027
DeBeers Construction Mines,
  Limited.....................     302,400        8,184
Hanson PLC, ADR...............      67,187        2,599
                                             ----------
    TOTAL CONSTRUCTION........                   13,810
                                             ----------
PAPER & FOREST PRODUCTS - 3.30%
Champion International
  Corporation.................      89,400        5,168
Georgia-Pacific Corporation...     350,900       10,448
International Paper Company...     180,082        9,477
Mead Corporation..............     132,400        4,766
Westvaco Corporation..........     420,500       12,484
Weyerhaeuser Company..........      97,400        5,814
                                             ----------
    TOTAL PAPER & FOREST
      PRODUCTS................                   48,157
                                             ----------
STEEL - 0.61%
USX-US Steel Group............     348,500        8,909
                                             ----------
    TOTAL STEEL...............                    8,909
                                             ----------
    TOTAL BASIC MATERIALS.....                  138,248
                                             ----------
CAPITAL GOODS - 11.11%
AEROSPACE/DEFENSE - 1.94%
Cordant Technologies,
  Incorporated................     367,200       11,452
Lockheed Martin Corporation...     302,600        6,052
Northrop Grumman
  Corporation.................     195,200       10,712
                                             ----------
    TOTAL AEROSPACE/
      DEFENSE.................                   28,216
                                             ----------
ELECTRICAL EQUIPMENT - 3.68%
Emerson Electrical Company....     166,300        9,988
Honeywell, Incorporated.......     323,400       34,098

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Koninklijke Philips
  Electronics NV..............      64,280   $    6,681
Rockwell International
  Corporation.................      60,700        2,940
                                             ----------
    TOTAL ELECTRICAL
      EQUIPMENT...............                   53,707
                                             ----------
MACHINERY-DIVERSIFIED - 1.74%
Deere and Company.............     107,000        3,879
Dover Corporation.............     274,600       11,688
Kaydon Corporation............     165,350        4,103
New Holland NV................     376,400        5,716
                                             ----------
    TOTAL MACHINERY-
      DIVERSIFIED.............                   25,386
                                             ----------
MANUFACTURING (DIVERSIFIED) - 2.95%
Eaton Corporation.............      23,000        1,731
Harsco Corporation............     162,000        4,769
ITT Industries,
  Incorporated................     256,000        8,752
Tenneco, Incorporated.........     581,800        9,309
Textron, Incorporated.........     238,500       18,409
                                             ----------
    TOTAL MANUFACTURING
      (DIVERSIFIED)...........                   42,970
                                             ----------
WASTE MANAGEMENT - 0.80%
Waste Management,
  Incorporated................     639,277       11,747
                                             ----------
    TOTAL WASTE MANAGEMENT....                   11,747
                                             ----------
    TOTAL CAPITAL GOODS.......                  162,026
                                             ----------
COMMUNICATION SERVICE - 6.64%
TELEPHONE - 5.70%
Alltel Corporation............      91,100        7,584
Bell Atlantic Corporation.....     129,440        8,406
GTE Corporation...............     334,500       25,087
SBC Communications,
  Incorporated................     476,554       24,274
US West, Incorporated.........     291,100       17,775
                                             ----------
    TOTAL TELEPHONE...........                   83,126
                                             ----------
TELEPHONE LONG DISTANCE - 0.94%
AT&T Corporation..............     135,000        6,311
BCE, Incorporated.............     123,000        7,411
                                             ----------
    TOTAL TELEPHONE LONG
      DISTANCE................                   13,722
                                             ----------
    TOTAL COMMUNICATION
      SERVICE.................                   96,848
                                             ----------
CONSUMER STAPLES - 8.84%
BEVERAGES - ALCOHOLIC - 0.94%
Anheuser-Busch Companies,
  Incorporated................     189,700       13,623
                                             ----------
    TOTAL BEVERAGES -
      ALCOHOLIC...............                   13,623
                                             ----------
FOODS - 1.21%
Sara Lee Company..............     653,300       17,680
                                             ----------
    TOTAL FOODS...............                   17,680
                                             ----------
HOUSEHOLD PRODUCTS (NON-DURABLE) - 1.96%
Fort James Corporation........     591,000       15,551

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Kimberly Clark Corporation....     205,250   $   12,956
                                             ----------
    TOTAL HOUSEHOLD PRODUCTS
      (NON-DURABLE)...........                   28,507
                                             ----------
HOUSEWARES - 0.85%
Fortune Brands,
  Incorporated................      92,600        3,282
Newell Rubbermaid,
  Incorporated................     264,700        9,165
                                             ----------
    TOTAL HOUSEWARES..........                   12,447
                                             ----------
RESTAURANTS - 0.95%
Wendy's International
  Incorporated................     581,700       13,888
                                             ----------
    TOTAL RESTAURANTS.........                   13,888
                                             ----------
PRINTING - 0.36%
DeLuxe Corporation............     186,600        5,271
                                             ----------
    TOTAL PRINTING............                    5,271
                                             ----------
TOBACCO - 2.57%
Gallaher Group PLC, ADR.......     291,200        6,898
Imperial Tobacco Group PLC....     187,700        3,918
Philip Morris Companies,
  Incorporated................   1,057,550       26,637
                                             ----------
    TOTAL TOBACCO.............                   37,453
                                             ----------
    TOTAL CONSUMER STAPLES....                  128,869
                                             ----------
CONSUMER - CYCLICALS - 14.22%
AUTO PARTS & EQUIPMENT - 1.46%
Dana Corporation..............     431,300       12,750
Delphi Automotive Systems
  Corporation.................     137,982        2,268
Meritor Automotive,
  Incorporated................      84,100        1,424
TRW, Incorporated.............     112,000        4,802
                                             ----------
    TOTAL AUTO PARTS &
      EQUIPMENT...............                   21,244
                                             ----------
AUTOMOBILES - 3.11%
Ford Motor Company............     603,900       33,139
General Motors Corporation....     174,000       12,224
                                             ----------
    TOTAL AUTOMOBILES.........                   45,363
                                             ----------
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.99%
Leggett & Platt,
  Incorporated................     420,750        9,335
Whirlpool Corporation.........      72,600        5,059
                                             ----------
    TOTAL HOUSEHOLD
      FURNISHINGS &
      APPLIANCES..............                   14,394
                                             ----------
LEISURE TIME (PRODUCTS) - 1.91%
Hasbro, Incorporated..........     672,262       13,865
Mattel, Incorporated..........   1,046,750       14,000
                                             ----------
    TOTAL LEISURE TIME
      (PRODUCTS)..............                   27,865
                                             ----------
PUBLISHING - 1.61%
Gannett, Incorporated.........     304,400       23,477
                                             ----------
    TOTAL PUBLISHING..........                   23,477
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
RETAIL - 2.99%
Federated Department Stores,
  Incorporated+...............      58,000   $    2,476
J.C. Penney Company,
  Incorporated................     403,600       10,241
K Mart Corporation+...........     712,900        7,174
May Department Stores
  Company.....................     108,800        3,774
Sears Roebuck & Company.......     477,200       13,451
Toys R Us, Incorporated+......     463,800        6,551
                                             ----------
    TOTAL RETAIL..............                   43,667
                                             ----------
SERVICES - 1.46%
Cendant Corporation+..........     848,675       14,003
Pittston Brinks Group.........     382,700        7,343
                                             ----------
    TOTAL SERVICES............                   21,346
                                             ----------
TEXTILES (APPAREL) - 0.69%
Liz Claiborne, Incorporated...     198,000        7,920
Russell Corporation...........     140,100        2,128
                                             ----------
    TOTAL TEXTILES
      (APPAREL)...............                   10,048
                                             ----------
    TOTAL CONSUMER -
      CYCLICALS...............                  207,404
                                             ----------
ENERGY - 5.77%
OIL & GAS - 1.58%
Baker Hughes, Incorporated....     361,000       10,085
Halliburton Company...........     217,700        8,205
Ultramar Diamond Shamrock
  Corporation.................     192,600        4,719
                                             ----------
    TOTAL OIL & GAS...........                   23,009
                                             ----------
OIL (DOMESTIC INTEGRATED) - 3.67%
Atlantic Richfield
  Corporation.................     229,400       21,377
Conoco, Incorporated..........     138,339        3,752
Occidental Petroleum
  Corporation.................     582,600       13,291
Phillips Petroleum Company....     251,300       11,685
USX Marathon Group............     115,000        3,349
                                             ----------
    TOTAL OIL (DOMESTIC
      INTEGRATED).............                   53,454
                                             ----------
OIL (INTERNATIONAL INTEGRATED) - 0.52%
Texaco, Incorporated..........     124,500        7,641
                                             ----------
    TOTAL OIL (INTERNATIONAL
      INTEGRATED).............                    7,641
                                             ----------
    TOTAL ENERGY..............                   84,104
                                             ----------
FINANCIALS - 23.10%
BANKS - 10.09%
Bank of America Corporation...     405,933       26,132
Bank One Corporation..........     609,057       22,878
Chase Manhattan Corporation...     314,228       27,456
First Security Corporation....     247,500        6,342
First Union Corporation.......     435,600       18,595
Fleet Boston Corporation......       5,000          218
KeyCorp.......................     246,700        6,892
National City Corporation.....     164,000        4,838
PNC Bank Corporation..........     286,800       17,100
UnionBanCal Corporation.......      41,500        1,803

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
US Bancorp....................     129,000   $    4,781
Wells Fargo & Company.........     210,200       10,063
                                             ----------
    TOTAL BANKS...............                  147,098
                                             ----------
CONSUMER FINANCE - 0.43%
Household International,
  Incorporated................     141,663        6,322
                                             ----------
    TOTAL CONSUMER FINANCE....                    6,322
                                             ----------
FINANCIAL (DIVERSIFIED) - 4.46%
Ace Limited...................     553,150       10,752
CIT Group, Incorporated.......     382,200        9,125
CitiGroup, Incorporated.......     329,379       17,828
Federal Home Loan Mortgage
  Corporation.................     180,000        9,731
Federal National Mortgage
  Association.................     100,000        7,075
Financial Securities Assurance
  Holdings, Limited...........      45,000        2,537
Morgan Stanley Dean Witter
  Discover & Company..........      72,900        8,042
                                             ----------
    TOTAL FINANCIAL
      (DIVERSIFIED)...........                   65,090
                                             ----------
INSURANCE (LIFE/HEALTH) - 1.39%
American General Corporation..      52,000        3,858
The Hartford Financial
  Services Group..............      40,000        2,073
Lincoln National
  Corporation.................     310,200       14,308
                                             ----------
    TOTAL INSURANCE
      (LIFE/HEALTH)...........                   20,239
                                             ----------
INSURANCE (MULTI-LINE) - 0.24%
Loews Corporation.............      48,100        3,409
                                             ----------
    TOTAL INSURANCE
      (MULTI-LINE)............                    3,409
                                             ----------
INSURANCE BROKERS - 0.63%
Aon Corporation...............     259,500        9,212
                                             ----------
    TOTAL INSURANCE BROKERS...                    9,212
                                             ----------
INSURANCE - PROPERTY - CASUALTY - 3.52%
Allstate Corporation..........     543,928       15,638
American Financial Group,
  Incorporated................      90,640        2,685
Chubb Corporation.............      82,300        4,516
MBIA, Incorporated............     145,000        8,274
Safeco Corporation............     134,400        3,696
St. Paul Companies,
  Incorporated................     517,500       16,560
                                             ----------
    TOTAL INSURANCE PROPERTY -
      CASUALTY................                   51,369
                                             ----------
INVESTMENT BANKING/BROKERAGE - 0.46%
Paine Webber Group,
  Incorporated................     165,200        6,732
                                             ----------
    TOTAL INVESTMENT
      BANKING/BROKERAGE.......                    6,732
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SAVINGS & LOAN COMPANIES - 1.88%
Washington Mutual,
  Incorporated................     764,700   $   27,481
                                             ----------
    TOTAL SAVINGS & LOAN
      COMPANIES...............                   27,481
                                             ----------
    TOTAL FINANCIALS..........                  336,952
                                             ----------
HEALTH CARE - 2.39%
Becton Dickinson & Company....     344,900        8,752
Bristol-Myers Squibb Company..      92,300        7,090
Merck & Company,
  Incorporated................     128,000       10,184
Pharmacia & Upjohn,
  Incorporated................     163,800        8,835
                                             ----------
    TOTAL HEALTH CARE.........                   34,861
                                             ----------
TECHNOLOGY - 4.27%
COMPUTERS - 1.98%
Diebold, Incorporated.........      75,000        1,969
EMC Corporation+..............      69,968        5,108
Ikon Office Solutions,
  Incorporated................     399,000        2,743
International Business
  Machines Corporation........      52,200        5,135
Seagate Technology+...........     369,100       10,865
Storage Technology
  Corporation+................     194,000        3,056
                                             ----------
    TOTAL COMPUTERS...........                   28,876
                                             ----------
ELECTRONICS - 0.77%
Raytheon Company..............     410,800       11,271
                                             ----------
    TOTAL ELECTRONICS.........                   11,271
                                             ----------
SERVICES - 1.52%
Eastman Kodak Company.........      95,000        6,549
Xerox Corporation.............     555,700       15,560
                                             ----------
    TOTAL SERVICES............                   22,109
                                             ----------
    TOTAL TECHNOLOGY..........                   62,256
                                             ----------
TRANSPORTATION - 1.39%
RAILROADS - 1.39%
Burlington Northern,
  Incorporated................     158,600        5,055
CSX Corporation...............     250,000       10,250
GATX Corporation..............      31,120        1,033
Norfolk Southern
  Corporation.................     160,000        3,910
                                             ----------
    TOTAL RAILROADS...........                   20,248
                                             ----------
    TOTAL TRANSPORTATION......                   20,248
                                             ----------
UTILITIES - 10.88%
ELECTRIC COMPANIES - 9.15%
Central and Southwest
  Corporation.................     806,000       17,883
CMS Energy Corporation........     421,000       15,524
DTE Energy Company............     271,500        9,010
Edison International..........     202,500        5,999
Entergy Corporation...........     522,100       15,630
GPU, Incorporated.............     130,000        4,412
Illinova Corporation..........     437,900       13,931

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Northeast Utilities...........     554,500   $   11,541
Potomac Electric Power
  Company.....................     153,400        4,209
PP&L Resources, Incorporated..     134,347        3,636
Reliant Energy,
  Incorporated................     555,600       15,140
Scana Corporation.............     200,000        4,975
Texas Utilities Company.......     130,000        5,038
Unicom Corporation............     170,700        6,540
                                             ----------
    TOTAL ELECTRIC
      COMPANIES...............                  133,468
                                             ----------
NATURAL GAS - DISTRIBUTION - PIPE LINE - 1.73%
Equitable Resources,
  Incorporated................     185,100        6,756
MCN Energy Group,
  Incorporated................     221,500        5,413
Peoples Energy Corporation....      68,000        2,584
Sempra Energy.................     160,000        3,270
Williams Companies,
  Incorporated................     190,368        7,139
                                             ----------
    TOTAL NATURAL GAS -
      DISTRIBUTION - PIPE
      LINE....................                   25,162
                                             ----------
    TOTAL UTILITIES...........                  158,630
                                             ----------
    TOTAL COMMON STOCKS.......                1,430,446
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 4.63%
American AAdvantage Money
  Market Fund.................  22,864,239   $   22,864
AMR Investments Enhanced Yield
  Business Trust..............  17,312,122       17,312
AMR Investments Strategic Cash
  Business Trust..............  27,350,987       27,351
                                             ----------
    TOTAL SHORT-TERM
      INVESTMENTS.............                   67,527
                                             ----------
TOTAL INVESTMENTS - 102.72%
  (COST $1,429,136)...........                1,497,973
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (2.72%)............                  (39,659)
                                             ----------
TOTAL NET ASSETS - 100%.......               $1,458,314
                                             ==========

---------------

Based on the cost of investments of $1,433,972 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $240,021, the aggregate gross unrealized depreciation was $176,020, and the net unrealized appreciation of investments was $64,001.

ABBREVIATIONS:

ADR - American Depositary Receipt
NV - Company
PLC - Public Limited Corporation
+ - Non-income Producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
COMMON STOCKS - 93.93%
BASIC MATERIALS - 9.71%
AGRICULTURAL PRODUCTS - 1.80%
Universal Corporation............     18,100     $   426
Veterinary Centers of America,
  Incorporated+..................     66,400         780
                                                 -------
    TOTAL AGRICULTURAL
      PRODUCTS...................                  1,206
                                                 -------
CHEMICALS - 3.19%
Agrium, Incorporated.............     20,900         176
Albemarle Corporation............     20,600         366
CK Witco Corporation.............     22,900         215
Cytec Industries,
  Incorporated+..................     18,200         470
Ethyl Corporation................     36,500         150
General Chemical Group,
  Incorporated...................      3,400           8
Gentek, Incorporated.............      3,400          30
Georgia Gulf Corporation.........      5,900         127
International Specialty
  Products+......................     13,500         102
Lilly Industries, Incorporated...      1,700          23
NL Industries, Incorporated......     22,700         262
Omnova Solutions, Incorporated+..     18,300         128
Schulman A., Incorporated........      5,300          82
                                                 -------
    TOTAL CHEMICALS..............                  2,139
                                                 -------
CONSTRUCTION - 0.61%
Centex Construction Products,
  Incorporated...................      2,600          92
Texas Industries, Incorporated...      8,900         319
                                                 -------
    TOTAL CONSTRUCTION...........                    411
                                                 -------
CONTAINERS/PACKAGING (PAPER) - 0.30%
ACX Technologies, Incorporated+..     12,400          97
Rock-Tenn Company................      6,600         101
                                                 -------
    TOTAL CONTAINERS/ PACKAGING
      (PAPER)....................                    198
                                                 -------
PAPER & FOREST PRODUCTS - 0.83%
Boise Cascade Office Products
  Corporation+...................     32,800         336
Buckeye Technologies,
  Incorporated+..................      9,300         141
Glatfelter P H Company...........      5,300          77
                                                 -------
    TOTAL PAPER & FOREST
      PRODUCTS...................                    554
                                                 -------
STEEL - 2.98%
AK Steel Holdings Corporation....     60,612       1,049
Carpenter Technology
  Corporation....................      4,100         100
Cleveland Cliffs, Incorporated...      2,100          63
Commercial Metals Company........      6,100         199
Curtiss-Wright Corporation.......      1,600          58
Imco Recycling, Incorporated.....      2,100          31
Quanex Corporation...............      6,100         132
Rouge Industries, Incorporated...      3,600          20
Ucar International,
  Incorporated+..................     17,500         342
                                                 -------
    TOTAL STEEL..................                  1,994
                                                 -------
    TOTAL BASIC MATERIALS........                  6,502
                                                 -------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
CAPITAL GOODS - 12.20%
AEROSPACE/DEFENSE - 1.33%
Alliant Techsystems,
  Incorporated+..................      6,700     $   412
Aviation Sales Company+..........      1,500          26
Precision Castparts
  Corporation....................     11,300         333
Triumph Group, Incorporated+.....      5,000         120
                                                 -------
    TOTAL AEROSPACE/ DEFENSE.....                    891
                                                 -------
CONTAINERS - METAL & GLASS - 0.14%
Silgan Holdings, Incorporated+...      6,100          94
                                                 -------
    TOTAL CONTAINERS - METAL &
      GLASS......................                     94
                                                 -------
ELECTRICAL EQUIPMENT - 0.97%
The Carbide/Graphite Group+......     32,000         224
Magnetek, Incorporated+..........      5,100          35
Stoneridge, Incorporated+........     17,000         264
Woodward Governor Company........      4,800         127
                                                 -------
    TOTAL ELECTRICAL EQUIPMENT...                    650
                                                 -------
MACHINERY - DIVERSIFIED - 3.34%
Agco Corporation.................     11,100         119
Aviall, Incorporated+............        600           5
Avteam, Incorporated+............    101,400         475
Columbus McKinnon Corporation....      6,000          72
Denison International PLC+.......     47,800         439
Detroit Diesel Corporation.......     10,500         191
JLK Direct Distributing,
  Incorporated+..................        500           4
Milacron, Incorporated...........     16,200         266
Nacco Industries, Incorporated...      2,900         134
Tecumseh Products Company........      7,100         340
Timken Company...................     10,700         192
                                                 -------
    TOTAL MACHINERY -
      DIVERSIFIED................                  2,237
                                                 -------
MANUFACTURING (DIVERSIFIED) - 2.49%
Ametek Aerospace Products,
  Incorporated...................      4,000          79
Barnes Group, Incorporated.......      6,900         140
Carlisle Companies,
  Incorporated...................     10,400         346
GenCorp, Incorporated............     18,300         208
Graco, Incorporated..............      3,300         111
Griffon Corporation+.............      5,800          43
Harsco Corporation...............      4,200         124
Hawk Corporation+................     64,200         273
Kaman Corporation................     10,300         113
Standex International
  Corporation....................      5,500         114
Wyman Gordon Company+............      5,900         116
                                                 -------
    TOTAL MANUFACTURING
      (DIVERSIFIED)..............                  1,667
                                                 -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
MANUFACTURING (SPECIALIZED) - 2.02%
Albany International
  Corporation....................      7,600     $   115
Flowserve Corporation............      6,100         103
JLG Industries, Incorporated.....     18,900         242
Lincoln Electric Holdings,
  Incorporated...................     15,900         356
Modine Manufacturing Company.....      2,200          55
Regal Beloit Corporation.........      5,500         120
Reliance Steele & Aluminum
  Company........................      3,300          69
Stone and Webster,
  Incorporated...................     14,600         226
Watts Industries, Incorporated...      5,100          70
                                                 -------
    TOTAL MANUFACTURING
      (SPECIALIZED)..............                  1,356
                                                 -------
METAL FABRICATORS - 0.58%
Circor International,
  Incorporated+..................      2,550          24
Kennametal, Incorporated.........      4,900         141
Metals USA, Incorporated+........     16,700         124
Mueller Industries,
  Incorporated+..................        700          22
RTI International Metals,
  Incorporated+..................      4,000          29
Wolverine Tube, Incorporated+....      3,700          51
                                                 -------
    TOTAL METAL FABRICATORS......                    391
                                                 -------
OFFICE EQUIPMENT & SUPPLIES - 0.31%
Knoll, Incorporated+.............      5,200         144
McGrath Rentcorp.................      1,000          17
The Standard Register Company....      2,100          46
                                                 -------
    TOTAL OFFICE EQUIPMENT &
      SUPPLIES...................                    207
                                                 -------
TRUCKS & PARTS - 0.62%
Titan International,
  Incorporated...................     57,700         415
                                                 -------
    TOTAL TRUCKS & PARTS.........                    415
                                                 -------
WASTE MANAGEMENT - 0.40%
Safety-Kleen Corporation+........     23,200         265
                                                 -------
    TOTAL WASTE MANAGEMENT.......                    265
                                                 -------
    TOTAL CAPITAL GOODS..........                  8,173
                                                 -------
CONSUMER STAPLES - 8.16%
DISTRIBUTORS (FOOD & HEALTH) - 0.85%
Herbalife International,
  Incorporated...................     10,000         148
Nu Skin Enterprises,
  Incorporated+..................     38,300         424
                                                 -------
    TOTAL DISTRIBUTORS (FOOD &
      HEALTH)....................                    572
                                                 -------
FOODS - 5.41%
Earthgrains Company..............     44,700       1,020
Interstate Bakeries
  Corporation....................      1,500          30
J & J Snack Foods Corporation+...     38,700         745
Michael Foods, Incorporated......      4,600         117
RalCorp Holdings, Incorporated+..     61,000       1,190
Sanderson Farms, Incorporated....        600           6
Suiza Foods Corporation+.........     14,300         516
                                                 -------
    TOTAL FOODS..................                  3,624
                                                 -------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
HOUSEHOLD PRODUCTS (NON-DURABLE) - 0.06%
Libbey, Incorporated.............        400     $    11
Stepan Chemical Company..........      1,200          29
                                                 -------
    TOTAL HOUSEHOLD PRODUCTS
      (NON-DURABLE)..............                     40
                                                 -------
PERSONAL CARE - 0.03%
Natures Sunshine Products,
  Incorporated...................      2,900          21
                                                 -------
    TOTAL PERSONAL CARE..........                     21
                                                 -------
RESTAURANTS - 1.39%
CBRL Group, Incorporated.........     33,700         451
CKE Restaurants, Incorporated....     22,700         153
Landry's Seafood Restaurant,
  Incorporated+..................      4,900          37
Luby's Cafeterias,
  Incorporated...................      9,800         116
Ryan's Family Steak Houses,
  Incorporated+..................     16,500         173
                                                 -------
    TOTAL RESTAURANTS............                    930
                                                 -------
SERVICES (EMPLOYMENT) - 0.24%
C D I Corporation+...............      3,500          93
Personal Group of America,
  Incorporated+..................     10,100          68
                                                 -------
    TOTAL SERVICES
      (EMPLOYMENT)...............                    161
                                                 -------
SPECIALTY PRINTING - 0.08%
Merrill Corporation..............      2,600          54
                                                 -------
    TOTAL SPECIALTY PRINTING.....                     54
                                                 -------
TOBACCO - 0.10%
General Cigar Holdings,
  Incorporated+..................      3,500          20
Schweitzer Mauduit International,
  Incorporated...................      4,200          50
                                                 -------
    TOTAL TOBACCO................                     70
                                                 -------
    TOTAL CONSUMER STAPLES.......                  5,472
                                                 -------
CONSUMER CYCLICALS - 24.62%
AUTO PARTS & EQUIPMENT - 2.85%
Applied Industrial Technologies,
  Incorporated...................        700          11
Arvin Industries, Incorporated...     10,200         291
Bandag, Incorporated.............      4,700          97
Borg-Warner Automotive,
  Incorporated...................      2,700         107
Cooper Tire & Rubber Company.....      1,700          28
Discount Auto Parts,
  Incorporated+..................      1,300          18
Dura Automotive Systems,
  Incorporated+..................      7,600         142
Intermet Corporation.............     10,800         109
Mark IV Industries,
  Incorporated...................      8,900         171
Mascotech, Incorporated..........     19,600         285
Meritor Automotive,
  Incorporated...................     12,300         208

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
Standard Motor Products,
  Incorporated...................      1,000     $    16
Standard Products Company........      4,200         153
Tower Automotive, Incorporated+..     16,500         269
                                                 -------
    TOTAL AUTO PARTS &
      EQUIPMENT..................                  1,905
                                                 -------
BUILDING MATERIALS - 0.35%
Apogee Enterprises,
  Incorporated...................      3,500          22
Hexcel Corporation+..............     16,300          88
NCI Building Systems,
  Incorporated+..................      8,000         127
                                                 -------
    TOTAL BUILDING MATERIALS.....                    237
                                                 -------
CONSUMER (JEWELRY/NOVELTIES) - 0.25%
Department 56, Incorporated+.....      7,200         137
Franklin Covey Company+..........      4,000          32
                                                 -------
    TOTAL CONSUMER
      (JEWELRY/NOVELTIES)........                    169
                                                 -------
FOOTWEAR - 0.54%
Brown Shoe Company,
  Incorporated...................      7,900         141
Reebok International Limited+....     15,800         155
Wolverine World Wide,
  Incorporated...................      6,600          68
                                                 -------
    TOTAL FOOTWEAR...............                    364
                                                 -------
GAMING LOTTERY & PARIMUTUEL - 1.40%
American Coin Merchandising+.....     96,900         291
Anchor Gaming+...................      2,400         146
Boyd Gaming Corporation+.........     26,400         172
Gtech Holdings Corporation+......     16,400         330
                                                 -------
    TOTAL GAMING LOTTERY &
      PARIMUTUEL.................                    939
                                                 -------
HOMEBUILDING - 7.19%
Champion Enterprises,
  Incorporated+..................     12,700         116
Clayton Homes, Incorporated......     18,200         184
D.R.Horton, Incorporated.........     28,000         331
Del Webb Corporation+............      7,300         161
Fleetwood Enterprises,
  Incorporated...................     14,600         318
Kaufman & Broad Home
  Corporation....................     21,300         427
Lennar Corporation...............     53,700         883
Oakwood Homes Corporation........     21,200          62
Palm Harbor Homes,
  Incorporated+..................      8,300         140
Pulte Corporation................     40,100         807
Ryland Group, Incorporated.......      6,300         130
Skyline Corporation..............      4,800         119
Standard Pacific Corporation.....     12,600         135
Toll Brothers, Incorporated+.....     48,000         840
U S Home Corporation+............      5,700         160
                                                 -------
    TOTAL HOMEBUILDING...........                  4,813
                                                 -------
LEISURE TIME (PRODUCTS) - 0.27%
Arctic Cat, Incorporated.........      5,400          51

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
Coachmen Industries,
  Incorporated...................      7,100     $   104
Winnebago Industries,
  Incorporated...................      1,500          26
                                                 -------
    TOTAL LEISURE TIME
      (PRODUCTS).................                    181
                                                 -------
LODGING-HOTELS - 0.26%
Prime Hospitality Corporation+...     22,600         177
                                                 -------
    TOTAL LODGING-HOTELS.........                    177
                                                 -------
PUBLISHING - 0.23%
Playboy Enterprises,
  Incorporated+..................      5,900         151
                                                 -------
    TOTAL PUBLISHING.............                    151
                                                 -------
RETAIL - 2.70%
Dress Barn+......................      6,900         123
Hughes Supply, Incorporated......     10,000         217
Micro Warehouse, Incorporated+...     12,500         152
The Neiman Marcus Group,
  Incorporated+..................     22,700         543
7-Eleven, Incorporated+..........     63,100         126
Systemax, Incorporated+..........     15,200         124
Tech Data Corporation+...........     28,000         527
                                                 -------
    TOTAL RETAIL.................                  1,812
                                                 -------
RETAIL SPECIALTY - 2.11%
Cato Corporation.................        500           6
Cole National Corporation+.......      3,100          20
Friedmans, Incorporated..........     84,800         509
Furniture Brands International,
  Incorporated+..................      3,900          75
Genesco, Incorporated+...........      1,000          13
Goody's Family Clothing,
  Incorporated+..................     14,200         144
Musicland Stores Corporation+....     15,300         120
Office Max, Incorporated.........     49,600         251
Payless Shoesource,
  Incorporated+..................        600          27
Pier 1 Imports, Incorporated.....     42,200         251
                                                 -------
    TOTAL RETAIL SPECIALTY.......                  1,416
                                                 -------
SERVICES - 4.40%
Advo, Incorporated+..............      9,300         164
Amerco+..........................      9,600         283
Avis Rent A Car, Incorporated+...     13,300         238
Central Garden & Pet Company+....      3,500          25
Cort Business Services
  Corporation+...................      1,600          32
Dollar Thrifty Automotive Group,
  Incorporated+..................      1,800          30
Firstservice Corporation+........      1,400          16
Interpool, Incorporated..........     12,100          92
Mac Gray Corporation+............     38,200         179
NCH Corporation..................      1,400          67
Ogden Corporation................      3,700          34
Pittston Brinks Group............     59,500       1,142
Service Experts, Incorporated+...        700           4
Staff Leasing, Incorporated......      1,000           9
Stewart Enterprises,
  Incorporated...................     47,500         226

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
Sylvan Learning Systems,
  Incorporated+..................     20,400     $   264
Trammell Crow Company+...........      2,600          38
Unifirst Corporation.............      8,600         105
                                                 -------
    TOTAL SERVICES...............                  2,948
                                                 -------
TEXTILES (APPAREL) - 1.04%
Kellwood Company.................     10,600         187
Nautica Enterprises,
  Incorporated+..................     12,100         182
Oxford Industries,
  Incorporated...................      1,000          22
Russell Corporation..............     20,000         304
                                                 -------
    TOTAL TEXTILES (APPAREL).....                    695
                                                 -------
TEXTILES (SPECIALTY) - 1.03%
Burlington Industries,
  Incorporated+..................     23,100          85
Guilford Mills, Incorporated.....      3,800          33
Interface, Incorporated..........     13,200          54
Mohawk Industries,
  Incorporated+..................      4,500         103
Pillowtex Corporation............        600           2
Springs Industries,
  Incorporated...................      7,200         287
Unifi, Incorporated+.............     10,500         126
                                                 -------
    TOTAL TEXTILES (SPECIALTY)...                    690
                                                 -------
    TOTAL CONSUMER - CYCLICALS...                 16,497
                                                 -------
ENERGY - 4.02%
OIL & GAS (DRILLING & EQUIPMENT) - 1.60%
Friede Goldman International,
  Incorporated+..................      8,200          76
National Oilwell,
  Incorporated+..................      6,600          90
Oceaneering International,
  Incorporated+..................      2,800          38
Offshore Logistics,
  Incorporated+..................      1,400          13
Pride International,
  Incorporated+..................      6,300          87
R & B Falcon Corporation+........     21,300         265
Seacor Smit, Incorporated+.......      3,200         146
Seitel, Incorporated+............     10,200          81
Tidewater, Incorporated..........      6,900         207
Varco International,
  Incorporated+..................      6,500          69
Veritas DGC, Incorporated+.......        400           6
                                                 -------
    TOTAL OIL & GAS (DRILLING &
      EQUIPMENT).................                  1,078
                                                 -------
OIL & GAS (EXPLORATION/PRODUCTION) - 2.42%
Triton Energy Limited+...........     97,800       1,620
                                                 -------
    TOTAL OIL & GAS (EXPLORATION/
      PRODUCTION)................                  1,620
                                                 -------
    TOTAL ENERGY.................                  2,698
                                                 -------
FINANCIALS - 14.79%
BANKS (REGIONAL) - 1.95%
Corus Bankshares, Incorporated...      7,500         206
First Citizens Bancshares,
  Incorporated...................      4,700         357

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
First Midwest BanCorp,
  Incorporated...................     16,800     $   687
Hamilton Bancorp, Incorporated+..      3,500          56
                                                 -------
    TOTAL BANKS (REGIONAL).......                  1,306
                                                 -------
CONSUMER FINANCE - 0.13%
Advanta Corporation..............      4,800          85
                                                 -------
    TOTAL CONSUMER FINANCE.......                     85
                                                 -------
FINANCIAL (DIVERSIFIED) - 1.24%
Amresco, Incorporated+...........     16,800          49
Arcadia Financial Limited+.......     16,400          66
Freedom Securities Corporation...      1,500          22
Landamerica Financial Group,
  Incorporated...................      5,400         100
MMI Companies, Incorporated......      8,100          66
Professionals Group,
  Incorporated+..................      1,500          36
Resource Bancshares Mortgage
  Group, Incorporated............      4,600          26
Stewart Information Services
  Corporation....................      2,800          42
Ventas, Incorporated.............     86,600         422
                                                 -------
    TOTAL FINANCIAL
      (DIVERSIFIED)..............                    829
                                                 -------
INSURANCE (LIFE/HEALTH) - 1.52%
Amerus Life Holdings,
  Incorporated...................      6,100         147
Delphi Financial Group,
  Incorporated...................      8,600         275
Liberty Financial Companies,
  Incorporated...................     20,400         491
National Western Life Insurance
  Company+.......................      1,200         103
Scottish Annuity & Life..........        400           4
                                                 -------
    TOTAL INSURANCE (LIFE/
      HEALTH)....................                  1,020
                                                 -------
INSURANCE (MULTI-LINE) - 1.76%
Esg Re Limited...................     85,800         665
Stancorp Financial Group,
  Incorporated...................     20,100         510
                                                 -------
    TOTAL INSURANCE (MULTI-
      LINE)......................                  1,175
                                                 -------
INSURANCE BROKERS - 0.06%
Stirling Cooke Brown Holdings....     15,200          42
                                                 -------
    TOTAL INSURANCE BROKERS......                     42
                                                 -------
INSURANCE - PROPERTY - CASUALTY - 6.14%
Acceptance Insurance Company+....      1,800          26
Capital Re Corporation...........      5,600          79
Commerce Group, Incorporated.....     11,700         297
Enhance Financial Services Group,
  Incorporated...................     55,600       1,015
Everest Reinsurance Holdings,
  Incorporated...................      3,700          95

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
Fidelity National Financial,
  Incorporated...................      9,200     $   144
Fremont General Corporation......     32,400         279
Frontier Insurance Group,
  Incorporated...................     14,800         131
Harleysville Group,
  Incorporated...................     12,400         212
Horace Mann Educators
  Corporation....................     27,700         781
IPC Holdings Limited.............     12,400         211
Orion Cap Corporation............      4,800         235
Radian Group, Incorporated.......      1,800          95
Reliance Group Holdings,
  Incorporated...................     48,800         174
RLI Corporation..................      1,500          50
Selective Insurance Group,
  Incorporated...................     11,800         221
State Auto Financial
  Corporation....................      3,200          37
Trenwick Group, Incorporated.....      1,690          34
                                                 -------
    TOTAL INSURANCE -
      PROPERTY - CASUALTY........                  4,116
                                                 -------
SAVINGS & LOAN COMPANIES - 1.99%
Bank United Corporation..........     11,100         433
BankAtlantic Bancorp,
  Incorporated...................     18,340          93
Coastal Bancorp, Incorporated....        200           4
Downey Financial Corporation.....      5,200         115
First Republic Bank San
  Francisco+.....................      4,200         105
FirstFed Financial
  Corporation+...................      8,500         136
Washington Federal,
  Incorporated...................     10,700         244
Webster Financial Corporation....      7,200         206
                                                 -------
    TOTAL SAVINGS & LOAN
      COMPANIES..................                  1,336
                                                 -------
    TOTAL FINANCIALS.............                  9,909
                                                 -------
HEALTH CARE - 4.38%
Bacou USA, Incorporated+.........      3,100          49
Beverly Enterprises,
  Incorporated+..................    176,200         694
First Health Group
  Corporation+...................      1,200          28
Genesis Health Ventures,
  Incorporated+..................      5,300           9
Ocular Sciences, Incorporated+...        900          17
Omnicare, Incorporated...........     41,900         388
Pediatrix Medical Group,
  Incorporated+..................      4,000          36
Quorum Health Group,
  Incorporated+..................     32,000         256
Safeskin Corporation+............      9,100          76
Sierra Health Services,
  Incorporated+..................     11,400          83
Sola International,
  Incorporated+..................      4,600          64
Steris Corporation+..............     13,600         181
Total Renal Care Holdings,
  Incorporated+..................    134,100         981
Twinlab Corporation+.............        700           6
Universal Health Services,
  Incorporated+..................      2,400          71
                                                 -------
    TOTAL HEALTH CARE............                  2,939
                                                 -------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
TECHNOLOGY - 7.33%
COMMUNICATIONS EQUIPMENT - 0.20%
Cable Design Technologies
  Corporation+...................      5,600     $   108
Superior Telecommunications,
  Incorporated...................      1,500          23
                                                 -------
    TOTAL COMMUNICATIONS
      EQUIPMENT..................                    131
                                                 -------
COMPUTERS (PERIPHERALS) - 3.05%
Creative Technology, Limited.....    116,100       1,393
Hutchinson Technology,
  Incorporated+..................     12,000         306
Radisys Corporation+.............      6,500         345
                                                 -------
    TOTAL COMPUTERS
      (PERIPHERALS)..............                  2,044
                                                 -------
COMPUTERS SOFTWARE/SERVICES - 2.99%
Avant! Corporation+..............     11,100         143
Fair Issac & Company,
  Incorporated...................     17,600         680
JDA Software Group,
  Incorporated+..................     48,900         440
Saga Systems, Incorporated+......      5,100          74
THQ, Incorporated+...............     16,200         666
                                                 -------
    TOTAL COMPUTERS
      SOFTWARE/SERVICES..........                  2,003
                                                 -------
ELECTRONICS (COMPONENT DISTRIBUTION) - 0.30%
Avnet Incorporated...............        237          13
Cellstar Corporation+............     25,300         179
Pioneer Standard Electronics,
  Incorporated...................        500           7
                                                 -------
    TOTAL ELECTRONICS (COMPONENT
      DISTRIBUTION)..............                    199
                                                 -------
ELECTRONICS (INSTRUMENT) - 0.05%
Bio Rad Laboratories,
  Incorporated+..................      1,500          36
                                                 -------
    TOTAL ELECTRONICS
      (INSTRUMENT)...............                     36
                                                 -------
ELECTRONICS - SEMICONDUCTORS - 0.15%
General Semiconductor,
  Incorporated+..................      6,000          63
Neomagic Corporation+............      5,000          40
                                                 -------
    TOTAL ELECTRONICS -
      SEMICONDUCTORS.............                    103
                                                 -------
SERVICES (COMPUTER SYSTEMS) - 0.59%
CHS Electronics, Incorporated+...      4,700           4
Inacom Corporation+..............     81,791         394
                                                 -------
    TOTAL SERVICES (COMPUTER
      SYSTEMS)...................                    398
                                                 -------
    TOTAL TECHNOLOGY.............                  4,914
                                                 -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
TRANSPORTATION - 2.56%
MARINE - 1.11%
Knightsbridge Tankers Limited....     48,300     $   743
                                                 -------
    TOTAL MARINE.................                    743
                                                 -------
RAILROADS - 0.47%
Westinghouse Air Brake Company...     11,000         202
Wisconsin Central Transportation
  Corporation+...................      8,300         115
                                                 -------
    TOTAL RAILROADS..............                    317
                                                 -------
TRUCKERS - 0.98%
Arkansas Best Corporation+.......      3,300          46
Arnold Industries,
  Incorporated...................     10,500         105
Consolidated Freightways
  Corporation+...................      9,600          76
J. B. Hunt Transport Services,
  Incorporated...................      1,300          17
Landstar Systems,
  Incorporated+..................      2,600         105
Roadway Express, Incorporated....        400           8
Rollins Truck Leasing
  Corporation....................     11,000         106
Us Freightways Corporation.......        500          23
Yellow Corporation+..............     10,000         170
                                                 -------
    TOTAL TRUCKERS...............                    656
                                                 -------
    TOTAL TRANSPORTATION.........                  1,716
                                                 -------
UTILITIES - 6.16%
ELECTRIC COMPANIES - 5.46%
Central Hudson Gas & Electric
  Corporation....................      5,300         198
Cleco Corporation................      6,500         215
CMP Group, Incorporated..........     43,400       1,156
El Paso Electric Company+........     12,000         109

                                     SHARES       VALUE
                                   ----------    --------
                                   (DOLLARS IN THOUSANDS)
Public Service Company...........     28,900     $   517
R G S Energy Group,
  Incorporated...................     49,100       1,224
The United Illuminating Company..      4,600         238
                                                 -------
    TOTAL ELECTRIC COMPANIES.....                  3,657
                                                 -------
NATURAL GAS - DISTRIBUTION - PIPE LINE - 0.70%
MDU Resources Group,
  Incorporated...................      5,200         122
UGI Corporation..................     14,600         350
                                                 -------
    TOTAL NATURAL GAS -
      DISTRIBUTION - PIPE LINE...                    472
                                                 -------
    TOTAL UTILITIES..............                  4,129
                                                 -------
    TOTAL COMMON STOCK...........                 62,949
                                                 -------
SHORT-TERM INVESTMENTS - 18.00%
American AAdvantage Money Market
  Fund...........................  4,077,534       4,078
AMR Investments Enhanced Yield
  Business Trust.................    449,386         449
AMR Investments Strategic Cash
  Business Trust.................  7,533,059       7,533
                                                 -------
    TOTAL SHORT-TERM
      INVESTMENTS................                 12,060
                                                 -------
    TOTAL INVESTMENTS - 111.93%
      (COST $82,088).............                 75,009
                                                 -------
LIABILITIES, NET OF OTHER
  ASSETS - (11.93%)..............                 (7,995)
                                                 -------
TOTAL NET ASSETS - 100%..........                $67,014
                                                 =======

---------------

Based on the cost of investments of $82,195 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $3,613, the aggregate gross unrealized depreciation was $10,799, and the net unrealized depreciation of investments was $7,186.

ABBREVIATIONS:

PLC - Public Limited Corporation
+ - Non-income Producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
AUSTRALIA COMMON STOCKS - 3.56%
Australia & New Zealand
  Banking Group...............   1,409,182   $    9,293
Broken Hill Property..........     391,460        4,043
Cable and Wireless Optus......   1,544,000        3,532
Goldfield, Limited............     227,448          155
Mayne Nickless, Limited.......     965,000        2,613
News Corporation Preferred
  Rights......................     345,000        2,334
News Corporation, Limited.....     210,000        1,518
Pioneer International,
  Limited.....................   5,338,445       11,669
QBE Insurance Group, Limited..   2,002,088        8,357
Westralian Sands..............     360,594          850
WMC, Limited..................     785,000        3,367
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCKS..................                   47,731
                                             ----------
AUSTRIA - 0.69%
PREFERRED STOCKS - 0.28%
Bank Austria AG, 144a (Note
  A)..........................      76,000        3,776
                                             ----------
    TOTAL AUSTRIA PREFERRED
      STOCKS..................                    3,776
                                             ----------
COMMON STOCKS - 0.41%
Boehler-Uddeholm..............      70,465        2,948
Evn Energie-Versorgung
  Niederoesterreich AG........       7,960        1,142
Mayr-Melnhof Karton AG........      16,000          712
VA Technologie AG.............      11,000          735
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCKS..................                    5,537
                                             ----------
    TOTAL AUSTRIA.............                    9,313
                                             ----------
CANADA COMMON STOCKS - 2.90%
Alcan Aluminum, Limited.......     105,000        3,444
Anderson Exploration,
  Limited.....................     170,000        2,190
Canadian Imperial Bank of
  Commerce....................     205,010        4,418
Clarica Life Insurance
  Company, 144a (Note A)......      97,837        1,583
IMASCO, Limited...............     231,810        6,225
Manulife Financial
  Corporation.................     576,888        6,942
Methanex Corporation..........     275,000          767
Newbridge Network.............      98,400        1,917
Noranda, Incorporated.........     357,525        4,715
Ranger Oil, Limited...........     589,010        2,262
Renaissance Energy............     140,000        1,694
Transcanada Pipelines,
  Limited.....................     234,000        2,823
                                             ----------
    TOTAL CANADA COMMON
      STOCKS..................                   38,980
                                             ----------
DENMARK COMMON STOCKS - 0.52%
Tele Danmark AS...............      63,500        3,852
Unidanmark AS, "A"............      40,000        3,111
                                             ----------
    TOTAL DENMARK COMMON
      STOCKS..................                    6,963
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
FINLAND COMMON STOCKS - 2.73%
Enso-Gutzeit OY, "R"..........     212,000   $    2,785
Nokia AB OY...................      49,500        5,661
Merita Bank, Limited..........   1,522,070        8,815
Metra OY, "B".................     105,000        1,987
Metsa-Serla OY, "B"...........     100,000          905
Metso OYJ.....................     179,664        2,030
UPM-Kymmene OY................     460,330       14,515
                                             ----------
    TOTAL FINLAND COMMON
      STOCKS..................                   36,698
                                             ----------
FRANCE COMMON STOCKS - 10.94%
Alcatel Alsthom CG............     107,153       16,725
Axa SA........................     110,172       15,528
Banque Nationale de Paris.....     296,959       26,062
BIC SA........................     106,834        5,221
CSF (Thomson).................     251,277        8,531
La Farge-Coppee SA............      40,723        3,916
Michelin (CGDE)...............      45,475        1,979
Pechiney SA...................      51,800        2,896
Pernod-Ricard.................      73,197        4,939
Rhone-Poulenc, "A"............     256,910       14,365
Saint Gobain..................      31,298        5,428
Total Petroleum Company, "B"..     268,173       36,220
Vivendi.......................      66,325        5,023
                                             ----------
    TOTAL FRANCE COMMON
      STOCKS..................                  146,833
                                             ----------
GERMANY - 8.28%
PREFERRED STOCKS - 0.31%
Dyckerhoff AG.................     140,990        4,223
                                             ----------
    TOTAL GERMANY PREFERRED
      STOCKS..................                    4,223
                                             ----------
COMMON STOCKS - 7.97%
Adidas Salomon AG.............      15,000        1,085
Allianz AG....................      17,805        5,418
BASF AG.......................      57,000        2,561
BAYER AG......................      60,000        2,453
BBS Kraftfahrzeugtechnik......      15,260          321
Boss (Hugo) AG................      26,400        3,524
Buderus AG....................     252,850        4,252
Celanese AG...................      32,484          512
Commerzbank AG................     131,005        4,991
Daimler Chrysler AG...........      60,455        4,702
Deutsche Bank AG..............      46,000        3,297
Dragerwerk AG.................     150,805        1,601
Hoechst AG....................     391,465       17,219
Krones AG.....................     105,000        2,869
Merck KGAA....................      94,000        3,241
Metro AG......................     128,555        6,905
Muenchener Rueckversicherung
  AG, DEM 10, 144a (Note A)...      22,576        5,173

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Muenchener Rueckversicherung
  AG, DEM 5, 144a (Note A)....         293   $       12
SGL Carbon....................      37,795        2,417
Siemens AG NPV................      46,220        4,146
Thyssen Krupp AG..............     183,000        4,328
Veba AG.......................     387,602       20,940
Volkswagen AG.................      52,500        3,101
Vossloh AG....................      92,915        1,924
                                             ----------
    TOTAL GERMANY COMMON
      STOCKS..................                  106,992
                                             ----------
    TOTAL GERMANY.............                  111,215
                                             ----------
HONG KONG COMMON STOCKS - 3.00%
Asia Satellite
  Telecommunications Holdings,
  Limited.....................     275,000          648
Cheung Kong Holdings,
  Limited.....................     655,000        5,964
Hang Lung Development Company,
  Limited.....................   3,073,000        3,303
Hong Kong Electric Holdings...     793,400        2,425
HSBC Holdings.................     377,265        4,540
Hutchinson Whampoa, Limited...     300,000        3,012
National Mutual of Asia,
  Limited.....................   1,700,000        1,466
New World Development Company,
  Limited.....................   1,134,000        2,146
South China Morning Post......   7,682,000        5,685
Swire Pacific.................   1,445,700        7,164
Television Broadcast..........     721,000        3,851
                                             ----------
    TOTAL HONG KONG COMMON
      STOCKS..................                   40,204
                                             ----------
IRELAND COMMON STOCKS - 1.29%
Allied Irish Banks............     538,151        6,731
Greencore Group...............   1,589,190        4,560
Jefferson Smurfit.............   2,336,992        6,067
                                             ----------
    TOTAL IRELAND COMMON
      STOCKS..................                   17,358
                                             ----------
ITALY - 3.53%
PREFERRED STOCKS - 0.24%
Concessioni E Contruzioni
  Autostrade..................     425,000        3,203
                                             ----------
    TOTAL ITALY PREFERRED
      STOCKS..................                    3,203
                                             ----------
COMMON STOCKS - 3.29%
BCA Naz Del Lavoro............     770,000        2,606
Burgo (Cartiere) SPA..........     119,420          879
Eni SPA.......................   2,684,375       15,687
Fiat SPA......................      77,499        2,452
Instituto Nazionale Delle
  Assicurazioni...............   1,000,000        3,032
Sao Paolo Imi SPA.............     137,280        1,778
STET Telecom Italia...........   1,539,170       13,282
Telecom Italia SPA............     812,500        3,988
Unione Immobiliare............   1,000,000          514
                                             ----------
    TOTAL ITALY COMMON
      STOCKS..................                   44,218
                                             ----------
    TOTAL ITALY...............                   47,421
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
JAPAN COMMON STOCKS - 13.15%
Asahi Breweries...............     415,000   $    5,897
Best Denki Company............     300,000        3,090
Canon, Incorporated...........     180,000        5,088
Fuji Bank.....................     478,000        6,550
Hitachi Zosen Corporation.....     212,000          177
Hitachi, Limited..............     225,000        2,430
Industrial Bank of Japan......     411,000        5,553
Japan Tobacco.................         381        4,199
Kanamoto Company..............     310,000        2,064
KAO Corporation...............     217,000        6,612
Kokusai Electric..............     506,000        6,303
Makita Corporation............     105,000        1,007
Matsushita Electric Industrial
  Company.....................     164,000        3,449
Matsuzakaya Company...........     500,000        1,845
Nichicon Corporation..........     244,000        5,284
Nintendo Company, Limited.....     160,100       25,390
Nippon Telephone & Telegraph
  Company.....................         285        4,370
NTT Mobile Communication......         664       17,624
Okumura Corporation...........     700,000        2,515
Orix Corporation..............      85,100       11,416
Promise Company, Limited, 144a
  (Note A)....................     108,200        7,258
Sankyo Company................     284,000        8,082
Showa Sangyo Company..........     850,000        1,873
Sony Corporation..............     116,200       18,105
Sumitomo Trust & Banking......     906,000        9,254
TDK Corporation...............      85,000        8,316
Yamato Kogyo Company,
  Limited.....................     120,000          555
Yodogawa Steel Works..........     541,000        2,229
                                             ----------
    TOTAL JAPAN COMMON
      STOCKS..................                  176,535
                                             ----------
MALAYSIA COMMON STOCKS - 0.16%
Golden Hope Plantations BHD...   2,603,000        2,082
                                             ----------
    TOTAL MALAYSIA COMMON
      STOCKS..................                    2,082
                                             ----------
MEXICO COMMON STOCKS - 0.43%
Alfa, SA......................     436,000        1,670
Consorcio Grupo Dina Sa De C
  V...........................     590,000          369
Grupo Mexico SA...............     547,300        1,977
Industrias Penoles............     401,100        1,262
Vitro SA......................     335,000          438
                                             ----------
    TOTAL MEXICO COMMON
      STOCKS..................                    5,716
                                             ----------
NETHERLANDS COMMON STOCKS - 6.50%
ABN AMRO Holdings NV..........     365,630        8,835
Akzo Nobel NV.................     321,536       13,836
Fortis NV, 144a (Note A)......     178,320        6,134

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Hollandsche Beton Groep NV....     281,645   $    2,753
Ing Groep NV..................     339,984       20,040
Kon KPN NV....................     200,345       10,274
Philips Electronics...........     236,866       24,273
TNT Post Groep NV.............      42,500        1,081
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCKS..................                   87,226
                                             ----------
NEW ZEALAND COMMON STOCKS - 1.27%
Brierley Investments,
  Limited.....................   1,753,762          399
Carter Holt Harvey, Limited...   1,205,889        1,526
Fisher & Paykel, Limited......     880,000        2,673
Fletcher Challenge Building...   2,564,979        3,168
Fletcher Challenge Forest.....   2,778,284        1,139
Fletcher Challenge Paper......     765,000          500
Telecom Corporation of New
  Zealand.....................   1,905,985        7,660
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCKS..................                   17,065
                                             ----------
PORTUGAL COMMON STOCKS - 0.62%
Portugal Telecom..............     183,563        8,180
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCKS..................                    8,180
                                             ----------
NORWAY COMMON STOCKS - 1.01%
Den Norsk Bank, Series A......     810,000        3,139
Kvaerner Industries AS........     211,773        3,995
Kvaerner Industries AS........      25,200          382
Norsk Hydro AS................      90,000        3,591
Nycomed AS, Series B..........     324,320        1,984
Unitor AS.....................      80,000          500
                                             ----------
    TOTAL NORWAY COMMON
      STOCK...................                   13,591
                                             ----------
SINGAPORE COMMON STOCKS - 2.18%
Development Bank of Singapore
  Group Holdings..............     540,795        6,111
Inchcape Motors...............     325,000          383
Creative Technology...........     439,100        5,120
Overseas Chinese Bank.........     411,650        3,093
United OverSeas Bank..........   1,918,300       14,527
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK...................                   29,234
                                             ----------
SPAIN COMMON STOCKS - 2.91%
Argentaria C/P HIP............     240,790        5,340
Banco Popular Espanol.........      28,000        1,883
Endesa SA.....................     218,445        4,369
Iberdrola SA..................     200,357        2,919
Repsol SA (RG)................     111,000        2,287
Telefonica de Espana..........   1,356,427       22,298
                                             ----------
    TOTAL SPAIN COMMON
      STOCKS..................                   39,096
                                             ----------
SOUTH KOREA COMMON STOCKS - 0.09%
Korea Electric Power
  Corporation.................      40,860        1,196
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCKS..................                    1,196
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SWEDEN COMMON STOCKS - 3.34%
Assidoman AB..................      72,800   $    1,299
Astrazeneca...................      27,847        1,256
Autoliv Incorporated..........     125,000        3,975
Electrolux AB, "B"............     868,600       17,291
Esselte AB, Class "A".........       2,000           13
Esselte AB, Class "B".........      17,000          113
Foreningssparbk...............     208,000        3,308
Granges AB....................      15,000          287
Meto AG.......................      19,000          150
Nordbanken AS.................     295,500        1,722
SKF AB, "B" Free..............      80,000        1,622
Stora Enso OY, Series A.......      62,062          814
Stora Enso OY, Series R.......     152,602        2,028
Svedala Industries, "A"
  Free........................      90,000        1,584
Svenska Handelsbanken.........     249,590        3,454
Volvo AB......................     231,710        5,977
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK...................                   44,893
                                             ----------
SWITZERLAND COMMON STOCKS - 4.21%
ABB AG........................      68,046        6,855
Geberit, AG, 144a (Note A)....      25,632        7,553
Novartis AG...................       6,429        9,620
Saurer AG.....................       9,281        3,898
Schweitz Ruckversiche.........         800        1,659
Sig Schweitz Industries AG....      17,804       10,516
Sulzer AG.....................      13,386        9,400
Zurich Allied AG..............      12,414        7,031
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK...................                   56,532
                                             ----------
UNITED KINGDOM COMMON STOCKS - 20.55%
Allied Domecq, PLC............     780,144        4,365
Allied Zurich.................     939,332       11,406
Arriva........................     205,000        1,076
Astrazeneca...................     191,166        8,633
BAA, PLC......................     576,880        4,212
BG, PLC.......................     529,411        2,936
BP Amoco......................     883,130        8,564
British Aerospace.............   1,559,685        9,213
British American Tobacco
  Industries, PLC.............   1,291,732        8,563
British Energy, PLC...........     616,691        4,200
British Telecommunications....     593,058       10,744
Cadbury Schweppes.............     500,820        3,254
Coats Viyella, PLC............   2,024,530        1,553
Commercial Union, PLC.........     359,010        5,225
Cookson Group, PLC............   3,911,165       11,994
Cortaulds Textiles, PLC.......     150,000          298
Debenhams Retail..............      83,750          355
Diageo........................     501,843        5,097
Fairview Holdings, PLC........      37,500           84
General Electric..............     435,000        4,729
GKN, PLC......................      68,600        1,102
Granada Group.................     603,610        4,784
Great Universal Stores, PLC...     445,000        3,366
Halifax Group, PLC............     282,500        3,602
Hanson, PLC...................   1,093,185        8,503

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Imperial Chemical Industries,
  PLC.........................     633,695   $    6,296
Inchcape, PLC.................      50,000          249
Invensys......................   3,135,575       15,384
Lloyds TSB Group, PLC.........     497,099        6,868
Marks & Spencer...............     500,000        2,305
Medeva, PLC...................   3,067,023        7,801
National Grid Group, PLC......     255,000        1,895
National Power, PLC...........     360,000        2,440
National Westminster Bank,
  PLC.........................     776,277       17,502
Next, PLC.....................     190,000        2,047
Northern Foods, PLC...........   1,000,000        1,559
PowerGen, PLC.................     273,000        2,406
Prudential Corporation........     336,665        5,270
Reckitt & Colman, PLC.........     467,306        5,659
Reed International, PLC.......     855,340        5,011
Royal & Sun Alliance Insurance
  Group.......................     607,381        4,131
Safeway, PLC..................     509,677        1,606
Scapa Group...................     471,000        1,059
Shell Transportation & Trading
  Company, PLC................     535,000        4,091
Storehouse....................   1,480,000        1,749
Tate & Lyle, PLC..............     405,000        2,648
Tesco, PLC....................   2,938,727        8,716
Thames Water Group, PLC.......     173,983        2,512
TI Group, PLC.................   1,476,740        9,935
Tomkins.......................   1,831,048        6,188
Transport Development Group...      28,260           99
Unilever, PLC.................     342,522        3,176
United News & Media PLC.......     611,012        5,850
Vickers Group.................   1,043,333        4,263
Williams, PLC.................   1,813,491        9,076
                                             ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK............                  275,649
                                             ----------
UNITED STATES - 12.90%
FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS - 1.48%
G P Batteries International,
  Limited.....................     436,000          603

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Kookmin Bank GDR, 144a (Note
  A)..........................      83,356   $    1,315
Jardine Matheson Holding,
  Limited.....................     871,000        3,745
New Holland NV................     240,000        3,645
Nova Chemical Corporation,
  ADR.........................      23,400          459
Sk Telecom, Limited...........     169,281        2,211
Stolt-Nielsen SA, "B".........      76,000        1,192
Telmex ADR....................      78,000        6,669
                                             ----------
    TOTAL FOREIGN SECURITIES
      DENOMINATED IN U.S.
      DOLLARS.................                   19,839
                                             ----------

SHORT TERM INVESTMENTS - 11.42%
American AAdvantage Money
  Market Fund.................  70,946,458       70,946
AMR Investments Enhanced Yield
  Business Trust..............  48,040,302       48,040
AMR Investments Strategic Cash
  Business Trust..............  34,326,040       34,326
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS.............                  153,312
                                             ----------
    TOTAL UNITED STATES.......                  173,151
                                             ----------
TOTAL INVESTMENTS - 106.76%
  (COST $1,261,729)...........                1,432,862
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (6.76%)............                  (90,737)
                                             ----------
TOTAL NET ASSETS - 100%.......               $1,342,125
                                             ==========

---------------

Based on the cost of investments of $1,263,144 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $249,360, the aggregate gross unrealized depreciation was $79,642, and the net unrealized appreciation of investments was $169,718.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $32,804 or 2.44% of net assets.

ABBREVIATIONS:

AB - Company (Finland, Sweden)
ADR - American Depository Receipt (United States)
AG - Company (Austria, Germany, Sweden, Switzerland)
AS - Company (Denmark, Norway, Sweden)
BHD - Berhard (Malaysia)
CG - Company General (France)
GDR - Global Depository Receipt (United States)
NV - Company (Netherlands, United States)
OY - Company (Finland, Sweden)
PLC - Public Limited Corporation (United Kingdom)
RG - (Spain)
SA - Company (France, Mexico, Spain, United States)
SPA - Company (Italy)

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
October 31, 1999
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Capital Equipment...........................................    12.57%
Consumer Goods..............................................    19.32%
Energy......................................................     9.85%
Finance.....................................................    23.25%
Gold Mines..................................................     0.01%
Materials...................................................    10.21%
Multi-Industry..............................................     5.11%
Services....................................................    15.02%
Short-Term Investments......................................    11.42%
Other Assets (Liabilities)..................................    (6.76%)
                                                               -------
          NET ASSETS........................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     --------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 19.20%
U.S. TREASURY BONDS - 14.35%
10.75%, Due 2/15/2003.......................................  $    6,820     $  7,766
10.375%, Due 11/15/2012.....................................       4,235        5,273
8.125%, Due 8/15/2019.......................................       6,315        7,438
6.25%, Due 8/15/2023........................................       7,000        6,851
6.875%, Due 8/15/2025.......................................       3,000        3,156
6.125%, Due 11/15/2027......................................       6,075        5,868
                                                                             --------
    TOTAL U.S. TREASURY BONDS...............................                   36,352
                                                                             --------
U.S. TREASURY NOTES - 4.85%
6.25%, Due 8/31/2002........................................       4,830        4,874
6.625%, Due 5/15/2007.......................................       7,230        7,420
                                                                             --------
    TOTAL U.S. TREASURY NOTES...............................                   12,294
                                                                             --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                   48,646
                                                                             --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 22.77%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.22%
Pool #067224, 8.50%, Due 8/1/2009...........................       1,132        1,177
Pool #190954, 7.00%, Due 8/1/2009...........................       2,823        2,837
Pool #359454, 9.00%, Due 8/1/2010...........................       2,129        2,236
Pool #009439, 8.75%, Due 7/1/2011...........................       2,588        2,708
Pool #323915, 9.50%, Due 11/1/2012..........................       2,571        2,717
Gold Pool #E00540, 6.00%, Due 3/1/2013......................         591          569
Gold Pool #E69244, 6.00%, Due 3/1/2013......................       1,195        1,151
Gold Pool #E00669, 6.00%, Due 5/1/2014......................       1,948        1,873
Pool #458001, 9.50%, Due 12/1/2014..........................       4,918        5,215
Pool #100292, 10.00%, Due 9/1/2018..........................       3,034        3,319
Pool #458000, 9.50%, Due 5/1/2027...........................       1,902        2,016
Gold Pool #C26472, 6.50%, Due 5/1/2029......................       1,316        1,262
Gold Pool #C27089, 6.50%, Due 6/1/2029......................       2,469        2,368
Pool #100293, 9.50%, Due 8/1/2029...........................       1,446        1,533
                                                                             --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   30,981
                                                                             --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.55%
Pool #780085, 11.50%, Due 8/15/2018.........................         732          825
Pool #330551, 7.00%, Due 11/15/2022.........................       2,104        2,076
Pool #338365, 8.00%, Due 12/15/2022.........................       3,176        3,260
Pool #344185, 7.50%, Due 12/15/2022.........................       1,978        1,991
Pool #343600, 7.50%, Due 4/15/2023..........................       2,987        3,007
Pool #346652, 7.50%, Due 7/15/2023..........................       2,803        2,821
Pool #356688, 7.00%, Due 7/15/2023..........................       2,125        2,096
Pool #001429, 7.50%, Due 10/20/2023.........................       2,754        2,763
Pool #386441, 8.00%, Due 8/15/2024..........................       1,696        1,737
Pool #380601, 8.00%, Due 9/15/2024..........................       2,298        2,353
Pool #780570, 7.00%, Due 5/15/2027..........................         978          959
Pool #491467, 6.50%, Due 5/15/2029..........................       2,986        2,855
                                                                             --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   26,743
                                                                             --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   57,724
                                                                             --------
ASSET-BACKED SECURITIES - 1.02%
Ford Credit Auto Owner Trust, 1998-C A4, 5.81%, Due
  3/15/2002.................................................       2,600        2,587
                                                                             --------
    TOTAL ASSET-BACKED SECURITIES...........................                    2,587
                                                                             --------
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 1.93%
General Motors Acceptance Corporation Commercial Mortgage
  Securities, Incorporated, 6.869%, Due 8/15/2007...........       5,000        4,894
                                                                             --------
    TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS............                    4,894
                                                                             --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 52.37%
FINANCIAL - 23.32%
Aetna Services, Incorporated, 6.75%, Due 8/15/2001..........  $    2,500     $  2,494
A T & T Capital Corporation, 5.86%, Due 4/26/2002...........       1,300        1,258
Bank of America Corporation,
  9.20%, Due 5/15/2003......................................       2,300        2,467
  7.20%, Due 4/15/2006......................................       1,280        1,272
  6.60%, Due 5/15/2010......................................       3,350        3,110
Chase Manhattan Corporation, 7.125%, Due 6/15/2009..........       2,200        2,190
CIT Group, Incorporated, 5.50%, Due 2/15/2004...............         660          624
CitiCorp,
  7.125%, Due 5/15/2006.....................................       1,605        1,596
  7.20%, Due 6/15/2007......................................       2,400        2,393
Citigroup, Incorporated, 6.875%, Due 2/15/2098..............         810          699
Countrywide Home Loan, Incorporated, 6.85%, Due 6/15/2004...       1,360        1,349
EOP Operating Limited Partnership,
  6.50%, Due 1/15/2004......................................       3,250        3,126
  6.38%, Due 2/15/2012......................................       1,315        1,290
First Union Bank of North Carolina, 5.80%, Due 12/1/2008....       3,000        2,701
Ford Motor Credit Corporation, Variable Rate, 6.125%, Due
  4/28/2003.................................................       2,490        2,437
Ford Motor Credit Corporation, 7.375%, Due 10/28/2009.......       1,175        1,186
General Motors Acceptance Corporation, 5.91%, Due
  3/11/2002.................................................       2,000        1,968
Goldman Sachs Group, Incorporated, 6.65%, Due 7/15/2007.....         985          937
Mellon Bank, National Association, 7.375%, Due 5/15/2007....       3,000        3,027
PNC Funding Corporation, 6.875%, Due 7/15/2007..............       2,255        2,193
Sears Roebuck Acceptance Corporation,
  6.93%, Due 10/03/2002.....................................       2,000        1,985
  6.72%, Due 11/5/2003......................................       2,200        2,152
Simon Property Group, Incorporated
  6.625%, Due 6/15/2003.....................................       1,950        1,874
  7.125%, Due 2/9/2009......................................       3,000        2,783
Swiss Bank Corporation, 7.375%, Due 7/15/2015...............       3,000        2,937
Transamerica Financial Corporation, 7.25%, Due 8/15/2002....       3,430        3,446
Travelers Property Casualty Corporation, 6.75%, Due
  4/15/2001.................................................       4,000        4,022
Wells Fargo and Company, 6.875%, Due 7/15/2004..............       1,600        1,589
                                                                             --------
    TOTAL FINANCIAL.........................................                   59,105
                                                                             --------
INDUSTRIAL - 20.59%
Cendant Corporation, 7.75%, Due 12/1/2003...................       3,000        2,993
Coca Cola Company, Incorporated, 6.00%, Due 3/15/2001.......       4,000        3,984
Cooper Industries, Incorporated, 6.70%, Due 9/22/2005.......       2,000        1,955
DaimlerChrysler North America Holding Corporation, 7.20%,
  Due 9/1/2009..............................................       1,515        1,517
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................       1,475        1,440
Fort James Corporation, 6.625%, Due 9/15/2004...............       2,000        1,948
General Motors, Incorporated, 7.70%, Due 4/15/2016..........       3,000        3,053
Ingersoll Rand, Company, 6.34%, Due 12/3/2001...............       2,000        1,985
J. C. Penny and Company, 7.375%, Due 6/15/2004..............       2,000        1,995
Loews Corporation, 6.75%, Due 12/15/2006....................       2,000        1,924
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................       1,500        1,487
Norfolk Southern Corporation, 7.05%, Due 5/1/2037...........       1,300        1,293
Occidental Petroleum Corporation,
  6.40%, Due 4/1/2003.......................................       1,645        1,596
  6.50%, Due 4/1/2005.......................................       3,710        3,575
Paramount Communications, 8.25%, Due 8/1/2022...............       2,750        2,794
Philip Morris Companies, Incorporated, 7.20%, Due
  2/1/2007..................................................       2,000        1,910
Phillips Petroleum Company, 6.375%, Due 3/30/2009...........       3,000        2,835
Raytheon Corporation, 7.00%, Due 11/1/2028..................       1,125          992
Service Corporation, International, 6.00%, Due 12/15/2005...       2,575        1,995
Time Warner Incorporated Pass Through Asset Trust Securities
  (PATS), 1997-1, 6.10%, Due 12/30/2001.....................       2,820        2,798

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     --------
                                                              (DOLLARS IN THOUSANDS)
Union Oil Company of California, 7.20%, Due 5/15/2005.......  $    3,800     $  3,802
Waste Management, Incorporated,
  6.65%, Due 5/15/2005......................................       1,375        1,354
  7.00%, Due 7/15/2028......................................       1,500        1,087
Williams Companies, Incorporated,
  6.50%, Due 8/1/2006.......................................       1,515        1,435
  7.625%, Due 7/15/2029.....................................         455          443
                                                                             --------
    TOTAL INDUSTRIAL........................................                   52,190
                                                                             --------
SOVEREIGN - 0.78%
Province of Quebec, 5.75%, Due 2/15/2009....................       2,170        1,973
                                                                             --------
    TOTAL SOVEREIGN.........................................                    1,973
                                                                             --------
UTILITIES - 7.68%
Alabama Power Company, 7.125%, Due 8/15/2004................       2,800        2,813
Appalachian Power Company, 6.60%, Due 5/1/2009..............       1,545        1,447
GTE Corporation, 7.83%, Due 5/1/2023........................         750          739
Noram Energy Corporation, 6.375%, Due 11/1/2003.............       1,780        1,713
Puget Sound Power & Light Company, 7.75%, Due 2/1/2007......       3,000        3,061
Sprint Capital Corporation,
  6.125%, Due 11/15/2008....................................       3,000        2,782
  6.90%, Due 5/1/2019.......................................       2,235        2,086
Western Resources, Incorporated, 6.875%, Due 8/1/2004.......       2,000        1,898
WorldCom Incorporated, 6.40%, Due 8/15/2005.................       3,000        2,914
                                                                             --------
    TOTAL UTILITIES.........................................                   19,453
                                                                             --------
    TOTAL CORPORATE OBLIGATIONS.............................                  132,721
                                                                             --------
SHORT-TERM INVESTMENTS - 13.01%

                                                                SHARES
                                                              ----------
American AAdvantage Money Market Fund.......................   5,987,105        5,987
AMR Investments Enhanced Yield Business Trust...............   9,296,751        9,297
AMR Investments Strategic Cash Business Trust...............  17,676,603       17,677
                                                                             --------
    TOTAL SHORT-TERM INVESTMENTS............................                   32,961
                                                                             --------
    TOTAL INVESTMENTS - 110.30% (COST $288,090).............                  279,533
                                                                             --------
    LIABILITIES, NET OF OTHER ASSETS - (10.30%).............                  (26,105)
                                                                             --------
    TOTAL NET ASSETS - 100%.................................                 $253,428
                                                                             ========

---------------

Based on the cost of investments of $288,738 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $268, the unrealized depreciation was $9,473, and the net unrealized depreciation of investments was $9,205.

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 22.66%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.42%
  REMIC, M H-1 A, 10.15%, Due 4/15/2006.....................  $       22      $    22
  Pool #E44213, 7.00%, Due 1/1/2008.........................       2,818        2,838
  Pool #555436, 8.50%, Due 1/1/2019.........................       2,390        2,492
  Pool #A01417, 10.00%, Due 3/1/2021........................         840          911
                                                                              -------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    6,263
                                                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.43%
  Pool #050763, 7.00%, Due 7/1/2008.........................       1,265        1,271
  Pool #002499, 10.00%, Due 3/1/2016........................       1,872        2,024
                                                                              -------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    3,295
                                                                              -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.81%
  Pool #780173, 9.50%, Due 12/15/2019.......................       5,015        5,381
  Pool #001429, 7.50%, Due 10/20/2023.......................       1,907        1,913
                                                                              -------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    7,294
                                                                              -------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   16,852
                                                                              -------
CORPORATE OBLIGATIONS - 55.56%
FINANCIAL - 23.11%
Aetna Services, Incorporated, 6.75%, Due 8/15/2001..........       2,000        1,996
Associates Corporation of North America, 6.45%, Due
  10/15/2001................................................       3,000        2,995
CitiCorp, 8.625%, Due 12/1/2002.............................       2,000        2,094
EOP Operating Limited Partnership, 144a, 6.375%, Due
  1/15/2002 (Note A)........................................       1,000          983
Heller Financial, Incorporated, 5.875%, Due 11/1/2000.......       3,000        2,978
Merrill Lynch and Company, Variable Rate, 5.05%, Due
  6/27/2000.................................................       3,000        2,991
PHH Corporation, 5.92%, Due 9/18/2000.......................       2,000        1,994
Simon Property Group Incorporated, 144a, 6.625%, Due
  6/15/2003 (Note A)........................................       1,200        1,153
                                                                              -------
    TOTAL FINANCIAL.........................................                   17,184
                                                                              -------
INDUSTRIAL - 21.59%
Cendant Corporation, 7.75%, Due 12/1/2003...................       1,590        1,586
Fort James Corporation, 8.375%, Due 11/15/2001..............       3,000        3,083
Occidental Petroleum Corporation, 6.75%, Due 11/15/2002.....       2,500        2,481
Philip Morris Companies, Incorporated, 7.25%, Due
  1/15/2003.................................................       3,000        2,985
Union Camp Corporation, 9.54%, Due 12/15/2000...............       2,000        2,062
Union Oil Company of California, 6.375%, Due 2/1/2004.......       2,880        2,793
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................       1,000        1,059
                                                                              -------
    TOTAL INDUSTRIAL........................................                   16,049
                                                                              -------
UTILITY - 6.58%
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........       2,000        1,918
Texas Utilities Electric Company, 7.375%, Due 8/1/2001......       1,000        1,010
WorldCom Incorporated, 6.25%, Due 8/15/2003.................       2,000        1,963
                                                                              -------
    TOTAL UTILITY...........................................                    4,891
                                                                              -------
FOREIGN - 4.28%
Province of Quebec, 8.80%, Due 4/15/2003....................       3,000        3,179
                                                                              -------
    TOTAL FOREIGN...........................................                    3,179
                                                                              -------
    TOTAL CORPORATE OBLIGATIONS.............................                   41,303
                                                                              -------
ASSET-BACKED SECURITIES - 14.73%
Citibank Credit Card Master Trust I, Series 1997-3 B,
  6.989%, Due 2/10/2004.....................................       3,000        3,017
Ford Credit Auto Owner Trust, 1999-B A4, 5.80%, Due
  6/15/2002.................................................       3,000        2,972
Honda Auto Receivables Grantor Trust, 144a 1998-A A, 5.50%,
  Due 7/15/2004 (Note A)....................................       2,040        2,004
Premier Auto Trust, 1999-2 A3, 5.49%, Due 2/10/2003.........       3,000        2,956
                                                                              -------
    TOTAL ASSET-BACKED SECURITIES...........................                   10,949
                                                                              -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
NON-AGENCY MORTGAGE BACKED OBLIGATIONS - 2.02%
Resolution Trust Corporation, 1992-1 A1, 7.014%, Due
  5/25/2028.................................................  $      493      $   493
  1992-4 A2, 7.091%, Due 7/25/2028..........................       1,012        1,008
                                                                              -------
    TOTAL NON-AGENCY MORTGAGE BACKED OBLIGATIONS............                    1,501
                                                                              -------

                                                               SHARES
                                                              ---------
SHORT-TERM INVESTMENTS - 7.22%
American AAdvantage Money Market Fund.......................  3,545,459        3,545
AMR Investments Strategic Cash Business Trust...............  1,819,010        1,819
                                                                             -------
    TOTAL SHORT-TERM INVESTMENTS............................                   5,364
                                                                             -------
TOTAL INVESTMENTS - 102.19% (COST $77,200)..................                  75,969
                                                                             -------
LIABILITIES, NET OF OTHER ASSETS - (2.19%)..................                  (1,618)
                                                                             -------
TOTAL NET ASSETS - 100%.....................................                 $74,351
                                                                             =======

---------------

Based on the cost of investments of $77,200 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $61, the unrealized depreciation was $1,292, and the net unrealized depreciation of investments was $1,231.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,140 or 5.57% of net assets.

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1999
--------------------------------------------------------------------------------

                                                                                                                SHORT-
                                                  LARGE CAP     SMALL CAP    INTERNATIONAL    INTERMEDIATE       TERM
                                     BALANCED       VALUE         VALUE         EQUITY            BOND           BOND
                                    ----------    ----------    ---------    -------------    ------------    ----------
                                                                (IN THOUSANDS)
ASSETS:
    Investments in securities
      at value (cost - $1,105,330;
      $1,429,136; $82,088;
      $1,261,729; $288,090;
      $77,200,
      respectively)*...........     $1,133,181    $1,497,973     $75,009      $1,432,862        $279,533       $ 75,969
    Cash, including foreign
      currency.................              -             -           -              42               -              -
    Dividends and interest
      receivable...............          7,390         2,647          77           2,257           4,134          1,070
    Reclaims receivable........              -             -           -             349               -              -
    Receivable for investments
      sold.....................         13,362        12,259           1             112               -          1,194
    Deferred organization
      costs, net...............              -             -           -               -              16              -
    Other assets...............           -            21          48               -               -              -
                                    ----------    ----------     -------      ----------        --------       --------
        TOTAL ASSETS...........      1,153,933     1,512,900      75,135       1,435,622         283,683         78,233
                                    ----------    ----------     -------      ----------        --------       --------
LIABILITIES:
    Payable for investments
      purchased................         40,289         8,620           -           9,018           3,200          2,014
    Payable upon return of
      securities loaned........        105,531        44,663       7,982          82,366          26,973          1,819
    Management and investment
      advisory fees payable
      (Note 2).................            758         1,193         121           1,460              56             12
    Accrued organization
      costs....................             12            12           -              12              11             12
    Unrealized depreciation on
      foreign currency
      contracts................              -             -           -             430               -              -
    Other liabilities..........             87            98          18             211              15             25
                                    ----------    ----------     -------      ----------        --------       --------
        TOTAL LIABILITIES......        146,677        54,586       8,121          93,497          30,255          3,882
                                    ----------    ----------     -------      ----------        --------       --------
NET ASSETS APPLICABLE TO
  INVESTORS' BENEFICIAL
  INTERESTS....................     $1,007,256    $1,458,314     $67,014      $1,342,125        $253,428       $ 74,351
                                    ==========    ==========     =======      ==========        ========       ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                     LARGE CAP       SMALL CAP       INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                          BALANCED     VALUE           VALUE            EQUITY           BOND          BOND
                                          --------   ---------   -----------------   -------------   ------------   ----------
                                                                 DECEMBER 31, 1998
                                               YEAR ENDED               TO
                                            OCTOBER 31, 1999     OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1999
                                          --------------------   -----------------   -----------------------------------------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
    Interest income.....................  $ 28,261   $  1,345         $   197          $  2,901        $ 15,237      $ 6,471
    Dividend income (net of foreign
      taxes of $80, $185 and $3,285 in
      Balanced, Large Cap Value and
      International Equity Portfolios,
      respectively).....................    16,379     43,155             313            27,676               -            -
    Income derived from commission
      recapture (Note 6)................        16         41               7                31               -            -
    Income derived from securities
      lending, net (Note 5).............       394        159               8               865              86           17
                                          --------   --------         -------          --------        --------      -------
        TOTAL INVESTMENT INCOME.........    45,050     44,700             525            31,473          15,323        6,488
                                          --------   --------         -------          --------        --------      -------
EXPENSES:
    Management and investment advisory
      fees (Note 2).....................     3,082      5,148             194             4,039             624          241
    Custodian fees......................       222        227              33               205              44           32
    Professional fees...................        32         83               8                49               3            -
    Other expenses......................       102        177              18                66              11           13
                                          --------   --------         -------          --------        --------      -------
        TOTAL EXPENSES..................     3,438      5,635             253             4,359             682          286
                                          --------   --------         -------          --------        --------      -------
    Less fees waived (Note 2)...........         -          -              48                 -               -            -
                                          --------   --------         -------          --------        --------      -------
        NET EXPENSES....................     3,438      5,635             205             4,359             682          286
                                          --------   --------         -------          --------        --------      -------
NET INVESTMENT INCOME...................    41,612     39,065             320            27,114          14,641        6,202
                                          --------   --------         -------          --------        --------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
    Net realized gain (loss) on
      investments.......................    59,889    221,657           1,165           123,477          (3,537)      (2,000)
    Net realized loss on foreign
      currency transactions.............         -          -               -           (11,539)              -            -
    Change in net unrealized
      appreciation or depreciation of
      investments.......................   (89,697)  (203,626)         (7,079)          (17,423)        (12,531)      (1,482)
    Change in net unrealized
      appreciation of foreign currency
      contracts and translations........         -          -               -            97,151               -            -
                                          --------   --------         -------          --------        --------      -------
        NET GAIN (LOSS) ON
          INVESTMENTS...................   (29,808)    18,031          (5,914)          191,666         (16,068)      (3,482)
                                          --------   --------         -------          --------        --------      -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ 11,804   $ 57,096         $(5,594)         $218,780        $ (1,427)     $ 2,720
                                          ========   ========         =======          ========        ========      =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          SMALL CAP
                                          BALANCED               LARGE CAP VALUE            VALUE         INTERNATIONAL EQUITY
                                   -----------------------   ------------------------   --------------   -----------------------
                                         YEAR ENDED                 YEAR ENDED           DECEMBER 31,          YEAR ENDED
                                         OCTOBER 31,               OCTOBER 31,               1998              OCTOBER 31,
                                   -----------------------   ------------------------   TO OCTOBER 31    -----------------------
                                      1999         1998         1999         1998            1999           1999         1998
                                   ----------   ----------   ----------   -----------   --------------   ----------   ----------
                                                                          (IN THOUSANDS)
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income..........  $   41,612   $   39,355   $   39,065   $    40,696      $   320       $   27,114   $   21,857
  Net realized gain (loss) on
    investments and foreign
    currency transactions........      59,888       85,245      221,657       193,378        1,165          111,938       27,616
  Change in net unrealized
    appreciation or depreciation
    of investments and foreign
    currency translations........     (89,696)     (35,136)    (203,626)     (127,017)      (7,079)          79,728      (19,922)
                                   ----------   ----------   ----------   -----------      -------       ----------   ----------
     NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM
      OPERATIONS.................      11,804       89,464       57,096       107,057       (5,594)         218,780       29,551
                                   ----------   ----------   ----------   -----------      -------       ----------   ----------
TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS:
  Contributions..................     155,233      166,037      296,048       359,223       90,405          948,727      678,114
  Withdrawals....................    (238,306)    (130,643)    (797,887)     (231,823)     (17,797)        (853,527)    (441,193)
                                   ----------   ----------   ----------   -----------      -------       ----------   ----------
     NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM
      TRANSACTIONS IN INVESTORS'
      BENEFICIAL INTERESTS.......     (83,073)      35,394     (501,839)      127,400       72,608           95,200      236,921
                                   ----------   ----------   ----------   -----------      -------       ----------   ----------
NET INCREASE (DECREASE) IN NET
 ASSETS..........................     (71,269)     124,858     (444,743)      234,457       67,014          313,980      266,472
                                   ----------   ----------   ----------   -----------      -------       ----------   ----------
NET ASSETS:
  Beginning of period............   1,078,525      953,667    1,903,057     1,668,600            -        1,028,145      761,673
                                   ----------   ----------   ----------   -----------      -------       ----------   ----------
  END OF PERIOD..................  $1,007,256   $1,078,525   $1,458,314   $ 1,903,057      $67,014       $1,342,125   $1,028,145
                                   ==========   ==========   ==========   ===========      =======       ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
--------------------------------------------------------------------------------------------------------------------------------
RATIOS:
  Expenses to average net assets
    (annualized).................        0.32%        0.32%        0.32%         0.31%        0.72%            0.37%        0.53%
  Net investment income to
    average net assets
    (annualized).................        3.82%        3.80%        2.19%         2.12%        1.13%            2.27%        2.29%
  Portfolio turnover rate........          90%          87%          33%           40%          31%              63%          24%
  Decrease reflected in above
    expense ratio due to
    absorption of expenses by the
    Manager......................           -         0.01%           -          0.01%        0.17%               -            -


                                    INTERMEDIATE BOND      SHORT-TERM BOND
                                   -------------------   -------------------
                                       YEAR ENDED            YEAR ENDED
                                       OCTOBER 31,           OCTOBER 31,
                                   -------------------   -------------------
                                     1999       1998       1999       1998
                                   --------   --------   --------   --------
                                                (IN THOUSANDS)
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income..........  $ 14,641   $ 12,760   $  6,202   $  6,614
  Net realized gain (loss) on
    investments and foreign
    currency transactions........    (3,536)     5,668     (2,001)      (453)
  Change in net unrealized
    appreciation or depreciation
    of investments and foreign
    currency translations........   (12,532)     2,101     (1,481)       373
                                   --------   --------   --------   --------
     NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM
      OPERATIONS.................    (1,427)    20,529      2,720      6,534
                                   --------   --------   --------   --------
TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS:
  Contributions..................   174,791     55,600     35,387     30,059
  Withdrawals....................   (98,940)  (113,440)   (74,093)   (19,825)
                                   --------   --------   --------   --------
     NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM
      TRANSACTIONS IN INVESTORS'
      BENEFICIAL INTERESTS.......    75,851    (57,840)   (38,706)    10,234
                                   --------   --------   --------   --------
NET INCREASE (DECREASE) IN NET
 ASSETS..........................    74,424    (37,311)   (35,986)    16,768
                                   --------   --------   --------   --------
NET ASSETS:
  Beginning of period............   179,004    216,315    110,337     93,569
                                   --------   --------   --------   --------
  END OF PERIOD..................  $253,428   $179,004   $ 74,351   $110,337
                                   ========   ========   ========   ========
------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
----------------------------------------------------------------------------------------------------
RATIOS:
  Expenses to average net assets
    (annualized).................      0.28%      0.29%      0.29%      0.32%
  Net investment income to
    average net assets
    (annualized).................      5.91%      6.03%      6.29%      6.74%
  Portfolio turnover rate........       123%       181%       115%        74%
  Decrease reflected in above
    expense ratio due to
    absorption of expenses by the
    Manager......................         -          -          -          -

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 1999
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio, (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other. The Trust commenced active operations on November 1, 1995. The AMR Investment Services Intermediate Bond Portfolio commenced active operations on March 2, 1998. The AMR Investment Services Small Cap Value Portfolio commenced active operations on December 31, 1998. Prior to March 1, 1999, the AMR Investment Services Large Cap Value Portfolio was known as the AMR Investment Services Growth and Income Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The International Equity Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Portfolio so that the collateral's market value exceeds the carrying value of the repurchase agreement.

  Deferred Organization Expenses

     Expenses incurred by the Balanced, Large Cap Value, International Equity, Intermediate Bond and Short-Term Bond Portfolios in connection with their organization are being amortized on a straight-line basis over a five-year period.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Small Cap Value, International Equity and Intermediate Bond Portfolios ("Variable NAV Portfolios") are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced, Large Cap Value, Small Cap Value and International Equity Portfolios an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolios. The manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Portfolio and pays a portion of their fee to the investment advisor hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%     $3,082         $1,971          $1,111
Large Cap Value Portfolio..........................  .225%-.70%      5,148          3,345           1,803
Small Cap Value Portfolio..........................  .50%-.70%         194            165              29
International Equity Portfolio.....................  .25%-.70%       4,039          2,847           1,192
Intermediate Bond Portfolio........................       .25%         624            223             401

     The Manager serves as the sole investment adviser to the Short-Term Bond Portfolio. Pursuant to the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Portfolio. During the year ended October 31, 1999, the Manager waived management fees totaling $29,000 for the Small Cap Value Portfolio.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 1999, the cost of air transportation was not material to any of the Portfolios.

  Reimbursement of Expenses

     For the year ended October 31, 1999, the Manager reimbursed expenses totaling $19,000 for the Small Cap Value Portfolio.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 1999 (excluding short-term investments) are as follows (in thousands):

                                          LARGE CAP    SMALL CAP   INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                              BALANCED      VALUE        VALUE        EQUITY           BOND          BOND
                             PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                             ----------   ----------   ---------   -------------   ------------   ----------
Purchases..................  $  950,441   $  575,335    $79,242      $810,633        $376,973      $106,228
Proceeds from sales........  $1,004,215   $1,024,566    $10,379      $706,688        $288,009      $131,302

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the International Equity Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1999, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                      SETTLEMENT             UNREALIZED
                        CONTRACTS TO DELIVER                             DATE       VALUE    GAIN/(LOSS)
                        --------------------                          ----------   -------   -----------
                                              (AMOUNTS IN THOUSANDS)
 24,128  Deutsche Mark..............................................   11/30/99    $12,995     $   856
  8,500  Pound Sterling.............................................   11/30/99     13,948        (252)
                                                                                   -------     -------
Total contracts to deliver (Receivable amount $27,547)..............               $26,943     $   604
                                                                                   =======     =======
CONTRACTS TO RECEIVE
--------------------------------------------------------------------
                                              (AMOUNTS IN THOUSANDS)
 23,333  Deutsche Mark..............................................   11/30/99    $12,566     $(1,130)
    680  Euro Currency..............................................   11/30/99        716          (2)
 24,128  Pound Sterling.............................................   11/30/99     13,948          98
                                                                                   -------     -------
Total contracts to receive (Payable amount $28,264).................               $27,230     $(1,034)
                                                                                   =======     =======

     The Portfolios may purchase securities with delivery or payment to occur at a later date. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place.

5.   SECURITIES LENDING

     The Portfolios participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolios receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolios also continue to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

     At October 31, 1999, securities with a market value of approximately $108,076,738, $43,902,273, $7,604,984, $79,212,908, $29,847,198 and $1,791,367
were loaned by the Balanced, Large Cap Value, Small Cap Value, International Equity, Intermediate Bond and Short Term Bond Portfolios, respectively. The Custodian for each Portfolio held investments in the AMR Investments Strategic Cash Business Trust and in the AMR Investments Enhanced Yield Business Trust (collectively, the "Business Trusts") totaling $105,531,258, $44,663,109, $7,982,445, $82,366,342, $26,973,380 and $1,819,010 for the Balanced, Large Cap
Value, Small Cap Value, International Equity, Intermediate Bond and Short Term Bond Portfolios, respectively. In addition, the Custodian held non-cash collateral totaling $3,941,400, $59,904 and $3,173,305 for the Balanced, International Equity and Intermediate Bond Portfolios, respectively. The Manager serves as Trustee and as investment adviser to the Business Trusts. The Manager receives from the Business Trusts annualized fees equal to 0.10% of the average daily net assets of the Business Trusts.

6.   COMMISSION RECAPTURE

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

--------------------------------------------------------------------------------

                             [AMERICAN EAGLE LOGO]

                             [AMERICAN EAGLE LOGO]

                                    AMERICAN
                                AADVANTAGE FUNDS
--------------------------------------------------------------------------------


To obtain more information about the Funds:


              By E-mail:                            On the Internet:
AMERICAN_AADVANTAGEFUNDS@AMRCORP.COM      VISIT OUR WEBSITE AT WWW.AAFUNDS.COM

                     By Telephone:                                                       By Mail:
   INSTITUTIONAL CLASS                                              INSTITUTIONAL CLASS
        AMR CLASS             PlanAhead Class(R)                         AMR CLASS                   PlanAhead Class(R)
   Call (800) 967-9009        CALL (800) 388-3344                American AAdvantage Funds       American AAdvantage Funds
                                                                    P.O. BOX 619003                   P.O. Box 219643
                                                                 DFW AIRPORT, TX 75261-9003     Kansas City, MO 64121-9643


FUND SERVICE PROVIDERS:

CUSTODIAN                          TRANSFER AGENT                          INDEPENDENT AUDITORS          DISTRIBUTOR
STATE STREET BANK AND TRUST        National Financial Data Services        ERNST & YOUNG LLP             SWS Financial Services
BOSTON, MASSACHUSETTS              Kansas City, Missouri                   DALLAS, TEXAS                 Dallas, Texas



This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Intermediate Bond Fund, American AAdvantage Short-Term Bond Fund and American AAdvantage Small Cap Value Fund are service marks of AMR Investment Services, Inc.

--------------------------------------------------------------------------------
American AAdvantage Funds
P.O. Box 619003
DFW Airport, TX 75261-9003

                                    AMERICAN
                              AADVANTAGE FUNDS(R)

--------------------------------------------------------------------------------

                                 ANNUAL REPORT

                                OCTOBER 31, 1999






                                                              MONEY MARKET FUNDS

                                                               MONEY MARKET FUND

                                                     MUNICIPAL MONEY MARKET FUND

                                               U.S. GOVERNMENT MONEY MARKET FUND






                           MANAGED BY AMR INVESTMENTS

ABOUT AMR INVESTMENTS

AMR Investments is an experienced provider of investment advisory services to institutional and retail markets. We act as manager of the American AAdvantage Funds, a family of diversified mutual funds, and offer customized fixed income portfolio management services.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors.

AMR Investments is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc.

Incorporated in 1986, we are directly responsible for the investment management and oversight of AMR Corporation's defined benefit and defined contribution plans, as well as its fixed income investments.

CONTENTS

President's Message ..........................................  1
Money Market Funds
 Money Market Funds .......................................... 21
 Municipal Money Market Fund ................................. 23
 U.S. Government Money Market Fund ........................... 27

Additional Information ............................... Back Cover



American AAdvantage Funds                                       October 31, 1999

                                                            [BILL QUINN PICTURE]

DEAR FELLOW SHAREHOLDER:

     We are pleased to present you with the Annual Report for the American AAdvantage Money Market Funds for the twelve months ended October 31, 1999. It gives us great pleasure to mention that our Money Market Fund Institutional Class sustained its number one ranking this fiscal year for the ten-year period out of 44 Institutional Money Market Funds, according to Lipper Analytical Services. In addition, our Municipal Money Market and Government Money Market Funds, both exceeded their benchmarks for the year.

     We would like to encourage our shareholders to take advantage of our new client service initiatives to continually improve our service and to keep you better informed. In addition to increasing our staff, we have been diligently refining our website to provide you with the most up-to-date information possible. You can locate us at AAFUNDS.COM.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

MONEY MARKET OVERVIEW
AMERICAN AADVANTAGE MONEY MARKET FUND (SM)
--------------------------------------------------------------------------------

     A year ago the Fed had just completed the last of three 25 basis point eases, decreasing the Fed Funds rate to 4.75%. There were many concerns over which direction the U.S. economy was headed and how the U.S. economy would be affected by the global liquidity crunch caused by the collapse of several emerging economies and several hedge funds. Global market uncertainty caused premiums (the yield difference between Treasury and non-Treasury securities) to increase and it appeared as if U.S. Treasuries were the only safe haven. The ensuing flight to quality drove the 30-year Treasury Bond yield to 4.70% during the fourth quarter of 1998, the lowest level in almost thirty years. However, it didn't take long for the economy to show signs of continued solid growth, with moderate inflation pressures and a significant global economic recovery. This scenario of strong growth and low inflation has continued its course throughout most of 1999. The Federal Reserve Bank responded to this renewed global economic expansion by gradually reversing its 75 basis points of Fed Funds easing in 1998. As of October 31, 1999, the Fed had added 50 basis points back to the Fed Funds rate.

     The Money Market Funds have been well positioned during this time of rising rates by maintaining shorter average weighted maturities than their respective benchmarks. The Funds continued to invest in three month LIBOR variable rate securities that reset quarterly, while also maintaining liquidity going into the end of the year.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE MONEY MARKET FUND (SM)
--------------------------------------------------------------------------------

                             [AMR INVESTMENTS LOGO]

     For the twelve months ended October 31, 1999, the total return of the Institutional Class of the Money Market Fund was 5.09%. The Fund outperformed the Lipper Institutional Money Market Average return of 4.85% by 24 basis points. Lipper Analytical Services ranked the Institutional Class of the Fund in the 11th percentile out of its universe of 194 Institutional Money Market Funds for the twelve month period.
INSTITUTIONAL CLASS TOTAL RETURN AS OF OCTOBER 31, 1999(1)

                                             LIPPER INSTITUTIONAL
                       AMERICAN AADVANTAGE       MONEY MARKET
                        MONEY MARKET FUND        FUND AVERAGE
1 Year...............          5.09                  4.85
3 Years*.............          5.44                  5.17
5 Years*.............          5.57                  5.31
10 Years*............          5.50                  5.20

                                ANNUALIZED TOTAL RETURNS
                              -----------------------------
                                     AS OF 10/31/99
                              -----------------------------
                              1 YEAR    5 YEARS    10 YEARS
                              ------    -------    --------
PlanAhead Class(1,2)........  4.79%      5.24%      5.32%
Platinum Class(1,2).........  4.33%      4.98%      5.20%

*   Annualized

1   Past performance is not indicative of future performance.
    An investment in the American AAdvantage Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund.

2 Fund performance represents the total returns achieved by the Institutional Class from 9/1/87 up to 8/1/94, the inception date of the PlanAhead Class and the returns of the PlanAhead and Platinum Classes since inception of these Classes. Expenses of the PlanAhead and Platinum Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the PlanAhead and Platinum Classes been in place since 9/1/87.

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

                           INSTITUTIONAL   PLANAHEAD   PLATINUM
                               CLASS         CLASS      CLASS
                           -------------   ---------   --------
7-day Current Yield*           5.42%         5.12%       4.65%
7-day Effective Yield*         5.57%         5.25%       4.76%
30-day Yield*                  5.33%         5.03%       4.57%
Weighted Average Maturity                              36 Days
Fitch Rating                                               AAA

*  Annualized

TOP TEN HOLDINGS AS OF OCTOBER 31, 1999

Merrill Lynch Tri-Party Repo                9.4%
General Electric Capital Corp               4.2%
Skandinaviska Enskilda Banken               4.2%
Wells Fargo Company                         4.1%
American Express Centurion Bank             4.0%
First Union National                        3.9%
National City Bank                          3.9%
Landesbank Hessen Thuringen                 3.8%
Banco Popular de Puerto Rico                3.6%
Svenska Handelsbanken                       3.6%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND (SM)
--------------------------------------------------------------------------------

                             [AMR INVESTMENTS LOGO]

     For the twelve months ended October 31, 1999, the total return of the Institutional Class of the American AAdvantage Municipal Money Market Fund was 2.92%. The Fund outperformed the Lipper Institutional Tax-Exempt Money Market Average by 4 basis points, which returned 2.88%.
INSTITUTIONAL CLASS TOTAL RETURN AS OF OCTOBER 31, 1999(1)

                       AMERICAN AADVANTAGE   LIPPER INSTITUTIONAL
                         MUNICIPAL MONEY       TAX-EXEMPT MONEY
                           MARKET FUND          MARKET AVERAGE
1 Year...............          2.92                  2.88
3 Years*.............          3.30                  3.15
5 Years*.............          3.45                  3.26
Since Inception*.....          3.28                  3.10

                              ANNUALIZED TOTAL RETURNS
                          ---------------------------------
                                   AS OF 10/31/99
                          ---------------------------------
                                                  SINCE
                          1 YEAR    5 YEARS       INCEP.
                          ------    -------    ------------
PlanAhead Class(1,2)....  2.68%      3.15%        3.02%
Platinum Class(1,2).....  2.27%      2.89%        2.81%

*   Annualized

1   Past performance is not indicative of future performance.
    An investment in the American AAdvantage Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund.

2 Fund performance represents the total returns achieved by the Institutional Class from 11/10/93 up to 8/1/94, the inception date of the PlanAhead Class and 11/8/95, the inception date of the Platinum Class and the returns of the PlanAhead and Platinum Classes since inception of these Classes. Expenses of the PlanAhead and Platinum Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the PlanAhead and Platinum Classes been in place since 11/10/93.

     Lipper Analytical Services ranked the Institutional Class of the Fund in the 42nd percentile out of its universe of 89 Institutional Municipal Money Market Funds for the twelve-month period.

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

                           INSTITUTIONAL   PLANAHEAD   PLATINUM
                               CLASS         CLASS      CLASS
                           -------------   ---------   --------
7-day Current Yield*           3.17%         2.98%        2.52%
7-day Effective Yield*         3.22%         3.03%        2.55%
30-day Yield*                  3.12%         2.93%        2.46%
Weighted Average Maturity                               22 Days
Fitch Rating                                                AAA

TOP TEN HOLDINGS AS OF OCTOBER 31, 1999

Montgomery County, PA                       4.8%
Missouri Higher Ed Student Loan             4.6%
Austin TX Utility Systems                   4.3%
Thomaston-Upson County, GA                  4.2%
Palm Beach County, FL Hlth Facs             4.0%
Brazos River Authority, TX                  3.8%
Texas Small Bus Indl Dev Corp               3.3%
Pierce County, WA Economic Dev              3.0%
Cornell Twp MI Economic Dev Corp            2.9%
Arizona Health Facilities                   2.9%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND (SM)
--------------------------------------------------------------------------------

                             [AMR INVESTMENTS LOGO]

     For the twelve months ended October 31, 1999, the total return of the Institutional Class of the U.S. Government Money Market Fund was 4.94%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average by 18 basis points, which returned 4.76%. Lipper Analytical Services ranked the Institutional Class of the Fund in the 18th percentile out of its universe of 94 Institutional Government Money Market Funds for the twelve-month period. INSTITUTIONAL CLASS TOTAL RETURN AS OF OCTOBER 31, 1999(1)

                                             LIPPER INSTITUTIONAL
                       AMERICAN AADVANTAGE     U.S. GOVERNMENT
                         U.S. GOVERNMENT         MONEY MARKET
                        MONEY MARKET FUND          AVERAGE
1 Year...............          4.94                  4.76
3 Years*.............          5.26                  5.11
5 Years*.............          5.35                  5.24
Since Inception*.....          4.69                  4.55

                              ANNUALIZED TOTAL RETURNS
                          ---------------------------------
                                   AS OF 10/31/99
                          ---------------------------------
                                                  SINCE
                          1 YEAR    5 YEARS       INCEP.
                          ------    -------    ------------
PlanAhead Class(1,2)....  4.56%      4.98%        4.43%
Platinum Class(1,2).....  4.09%      4.73%        4.29%

*   Annualized

1   Past performance is not indicative of future performance.
    An investment in the American AAdvantage U.S.-Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund.

2 Fund performance represents the total returns achieved by the Institutional Class from 3/1/92 up to 8/1/94, the inception date of the PlanAhead Class and 11/8/95, the inception date of the Platinum Class and the returns of the PlanAhead and Platinum Classes since inception of these Classes. Expenses of the PlanAhead and Platinum Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the PlanAhead and Platinum Classes been in existence since 3/1/92.

PORTFOLIO STATISTICS AS OF OCTOBER 31, 1999

                           INSTITUTIONAL   PLANAHEAD   PLATINUM
                               CLASS         CLASS      CLASS
                           -------------   ---------   --------
7-day Current Yield*           5.20%         4.73%       4.35%
7-day Effective Yield*         5.33%         4.84%       4.44%
30-day Yield*                  5.12%         4.71%       4.28%
Weighted Average Maturity                              27 Days
Fitch Rating                                               AAA

*  Annualized

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Money Market Fund
American AAdvantage Municipal Money Market Fund
American AAdvantage U.S. Government Money Market Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage Money Market Fund, the American AAdvantage Municipal Money Market Fund, and the American AAdvantage U.S. Government Money Market Fund (collectively, "the Funds") (separate funds comprising the American AAdvantage Funds) as of October 31, 1999, and the related statements of operation, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                            /s/ ERNST & YOUNG

Dallas, Texas
December 17, 1999

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1999
--------------------------------------------------------------------------------

                                                                                                      U.S.
                                                                                 MUNICIPAL         GOVERNMENT
                                                             MONEY MARKET       MONEY MARKET      MONEY MARKET
                                                            --------------      ------------      ------------
                                                            (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
    Investment in Portfolio, at value.....................  $   2,841,489       $    91,730       $   177,088
    Receivable for expense reimbursement..................             --                 5                 2
    Receivable for shares of beneficial interest sold.....             61                --                --
                                                            --------------      -----------       -----------
        TOTAL ASSETS......................................      2,841,550            91,735           177,090
                                                            --------------      -----------       -----------
LIABILITIES:
    Dividends payable.....................................          2,255                --               254
    Payable for shares of beneficial interest redeemed....            800                --                --
    Management and administrative services fees payable
      (Note 2)............................................            549                40                42
    Other liabilities.....................................            438                37                23
                                                            --------------      -----------       -----------
        TOTAL LIABILITIES.................................          4,042                77               319
                                                            --------------      -----------       -----------
NET ASSETS................................................  $   2,837,508       $    91,658       $   176,771
                                                            ==============      ===========       ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.......................................      2,837,508            91,658           176,771
                                                            --------------      -----------       -----------
NET ASSETS................................................  $   2,837,508       $    91,658       $   176,771
                                                            ==============      ===========       ===========
Shares outstanding (no par value):
    Institutional Class...................................  1,652,323,214           745,535        32,426,582
                                                            ==============      ===========       ===========
    PlanAhead Class.......................................    343,531,573         9,794,804        59,959,629
                                                            ==============      ===========       ===========
    Platinum Class........................................    841,652,909        81,117,615        84,384,806
                                                            ==============      ===========       ===========
Net asset value per share, offering and redemption price
  per share:
    Institutional Class...................................  $        1.00       $      1.00       $      1.00
                                                            ==============      ===========       ===========
    PlanAhead Class.......................................  $        1.00       $      1.00       $      1.00
                                                            ==============      ===========       ===========
    Platinum Class........................................  $        1.00       $      1.00       $      1.00
                                                            ==============      ===========       ===========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                                                U.S.
                                                                 MONEY        MUNICIPAL      GOVERNMENT
                                                                 MARKET      MONEY MARKET   MONEY MARKET
                                                                 ------      ------------   ------------
                                                                            (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
    Interest income.........................................    $120,149        $3,378        $10,353
    Portfolio expenses......................................      (2,619)         (151)          (251)
                                                                --------        ------        -------
        NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO......     117,530         3,227         10,102
                                                                --------        ------        -------
FUND EXPENSES:
    Administrative service fees (Note 2):
      Institutional Class...................................       1,138             1              4
      PlanAhead Class.......................................         322            14             87
      Platinum Class........................................       4,619           488            457
    Transfer agent fees:
      Institutional Class...................................          81            --              2
      PlanAhead Class.......................................         133             9             27
      Platinum Class........................................          61             8              5
    Professional fees.......................................          28            --             --
    Registration fees and expenses..........................         266            51             95
    Distribution fees - Platinum Class (Note 2).............       2,100           213            208
    Service fees - PlanAhead Class (Note 2).................         804            34            217
    Other expenses..........................................         411            55             43
                                                                --------        ------        -------
        TOTAL FUND EXPENSES.................................       9,963           873          1,145
                                                                --------        ------        -------
LESS REIMBURSEMENT OF FUND EXPENSES (NOTE 2)................          --            11             --
                                                                --------        ------        -------
NET FUND EXPENSES...........................................       9,963           862          1,145
                                                                --------        ------        -------
NET INVESTMENT INCOME.......................................     107,567         2,365          8,957
                                                                --------        ------        -------
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
    Net realized gain on investments........................          21            --              5
                                                                --------        ------        -------
        NET GAIN ON INVESTMENTS.............................          21            --              5
                                                                --------        ------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $107,588        $2,365        $ 8,962
                                                                ========        ======        =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31,
--------------------------------------------------------------------------------

                                                                               MUNICIPAL            U.S. GOVERNMENT
                                                  MONEY MARKET               MONEY MARKET            MONEY MARKET
                                           ---------------------------   ---------------------   ---------------------
                                               1999           1998         1999        1998        1999        1998
                                           ------------   ------------   ---------   ---------   ---------   ---------
                                                                         (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income................  $    107,567   $    102,115   $   2,365   $   2,700   $   8,957   $   7,101
    Net realized gain on investments.....            21             38          --          10           5          --
                                           ------------   ------------   ---------   ---------   ---------   ---------
          NET INCREASE IN
          NET ASSETS
          RESULTING FROM
          OPERATIONS.....................       107,588        102,153       2,365       2,710       8,962       7,101
                                           ------------   ------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class................       (56,850)       (60,857)        (22)       (199)     (1,752)     (1,643)
      PlanAhead Class....................       (15,089)       (12,056)       (357)       (333)     (3,876)     (1,945)
      Platinum Class.....................       (35,628)       (29,202)     (1,986)     (2,168)     (3,329)     (3,513)
    Net realized gain on investments:
      Institutional Class................           (10)           (24)         --          --          (1)         --
      PlanAhead Class....................            (3)            (4)         --          (2)         (2)         --
      Platinum Class.....................            (8)           (10)         --          (8)         (2)         --
                                           ------------   ------------   ---------   ---------   ---------   ---------
          DISTRIBUTIONS TO SHAREHOLDERS..      (107,588)      (102,153)     (2,365)     (2,710)     (8,962)     (7,101)
                                           ------------   ------------   ---------   ---------   ---------   ---------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares........    12,428,857     12,479,014     217,716     277,194     535,485     445,222
    Reinvestment of dividends and
      distributions......................        81,879         78,917       2,307       2,809       4,694       5,150
    Cost of shares redeemed..............   (11,948,212)   (12,090,198)   (230,537)   (251,672)   (580,692)   (335,519)
                                           ------------   ------------   ---------   ---------   ---------   ---------
          NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS...................       562,524        467,733     (10,514)     28,331     (40,513)    114,853
                                           ------------   ------------   ---------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS....       562,524        467,733     (10,514)     28,331     (40,513)    114,853
NET ASSETS:
    Beginning of period..................     2,274,984      1,807,251     102,172      73,841     217,284     102,431
                                           ------------   ------------   ---------   ---------   ---------   ---------
    END OF PERIOD........................  $  2,837,508   $  2,274,984   $  91,658   $ 102,172   $ 176,771   $ 217,284
                                           ============   ============   =========   =========   =========   =========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1999
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Money Market, American AAdvantage Municipal Money Market and American AAdvantage U.S. Government Money Market Funds (each a "Fund" and collectively, the "Funds"), each a series of the Trust. The Trust commenced sales on August 1, 1994 of a second class of shares of the Funds, designated as "PlanAhead Class" shares and on November 7, 1995 a third class of shares of the Funds, designated as "Platinum Class" shares.

     Each Fund invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-end diversified management investment company, as follows:

    AMERICAN AADVANTAGE:              - INVESTS ASSETS IN -     AMR INVESTMENT SERVICES TRUST:
    Money Market Fund                                           Money Market Portfolio
    Municipal Money Market Fund                                 Municipal Money Market Portfolio
    U.S. Government Money Market Fund                           U.S. Government Money Market Portfolio

     Each AMR Investment Services Trust Portfolio has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (85.88%, 76.35% and 83.86% at October 31, 1999 of the AMR Investment Services Trust Money Market, Municipal Money Market and U.S. Government Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income and realized gain
(loss) in the Portfolio each day. All net investment income and realized gain
(loss) of each Portfolio is allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     100% of dividends paid by the Municipal Money Market Fund were "exempt-interest dividends" which are free of any regular federal income tax. Approximately 40% of interest earned was derived from investments in certain private activity bonds for purposes of the federal alternative minimum tax calculation.

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a Class of shares are charged to that Class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Valuation of Shares

     The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. With respect to a class of a Fund, price per share is computed by dividing the value of the Class's pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of Class shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager received the following fees based on average daily net assets of the Funds:

                                                              ANNUALIZED FEE
                                                              --------------
Institutional Class -
  Money Market Fund.........................................       0.10%
  Municipal Money Market Fund...............................       0.10%
  U.S. Government Money Market Fund.........................       0.01%
PlanAhead Class - All Funds.................................       0.10%
Platinum Class - All Funds..................................       0.10%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

     The Manager and the Trust entered into a separate Administrative Service Agreement with respect to the Platinum Classes of the Funds. As compensation for providing administrative services, the Manager receives an annual fee of .45% of the average daily net assets of each of the Platinum Classes of the Funds.

  Distribution Plan

     The Trust, except for the Platinum Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Platinum Classes of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets of each Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. During the year ended October 31, 1999, the Manager waived distribution fees totaling $11,059 for the Platinum Class of the Municipal Money Market Fund.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 1999, the cost of air transportation was not material to any of the Funds.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

3.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands). Each share is valued at $1.00:

Year Ended October 31, 1999

                  MONEY MARKET FUND                       INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
                  -----------------                       -------------------    ---------------    --------------
Shares sold...........................................         9,673,989            1,260,471          1,494,397
Reinvestment of dividends.............................            33,083               13,768             35,028
Shares redeemed.......................................        (9,296,748)          (1,219,466)        (1,431,998)
                                                              ----------           ----------         ----------
Net increase in capital shares outstanding............           410,324               54,773             97,427
                                                              ==========           ==========         ==========

             MUNICIPAL MONEY MARKET FUND                  INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
             ---------------------------                  -------------------    ---------------    --------------
Shares sold...........................................             2,679               45,874            169,163
Reinvestment of dividends.............................                22                  326              1,959
Shares redeemed.......................................            (2,802)             (49,879)          (177,856)
                                                              ----------           ----------         ----------
Net decrease in capital shares outstanding............              (101)              (3,679)            (6,734)
                                                              ==========           ==========         ==========

          U.S. GOVERNMENT MONEY MARKET FUND               INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
          ---------------------------------               -------------------    ---------------    --------------
Shares sold...........................................           168,473              246,538            120,474
Reinvestment of dividends.............................               906                  512              3,276
Shares redeemed.......................................          (175,956)            (286,959)          (117,777)
                                                              ----------           ----------         ----------
Net increase (decrease) in capital shares
  outstanding.........................................            (6,577)             (39,909)             5,973
                                                              ==========           ==========         ==========

Year Ended October 31, 1998

                  MONEY MARKET FUND                       INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
                  -----------------                       -------------------    ---------------    --------------
Shares sold...........................................        10,013,078            1,167,759          1,298,177
Reinvestment of dividends.............................            38,783               11,508             28,626
Shares redeemed.......................................        (9,933,511)          (1,079,696)        (1,076,991)
                                                              ----------           ----------         ----------
Net increase in capital shares outstanding............           118,350               99,571            249,812
                                                              ==========           ==========         ==========

             MUNICIPAL MONEY MARKET FUND                  INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
             ---------------------------                  -------------------    ---------------    --------------
Shares sold...........................................            32,535               42,978            201,681
Reinvestment of dividends.............................               195                  324              2,290
Shares redeemed.......................................           (32,252)             (39,418)          (180,002)
                                                              ----------           ----------         ----------
Net increase in capital shares outstanding............               478                3,884             23,969
                                                              ==========           ==========         ==========

          U.S. GOVERNMENT MONEY MARKET FUND               INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
          ---------------------------------               -------------------    ---------------    --------------
Shares sold...........................................           127,960              204,783            112,479
Reinvestment of dividends.............................             1,003                  396              3,751
Shares redeemed.......................................          (119,907)            (109,356)          (106,256)
                                                              ----------           ----------         ----------
Net increase in capital shares outstanding............             9,056               95,823              9,974
                                                              ==========           ==========         ==========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL CLASS
                                                     --------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                     --------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period...............  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                     ----------   ----------   ----------   ----------   ----------
    Net investment income..........................        0.05(A)      0.06(A)      0.06(A)      0.05(A)      0.06
    Less dividends from net investment income......       (0.05)       (0.06)       (0.06)       (0.05)       (0.06)
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.....................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                     ==========   ==========   ==========   ==========   ==========
Total return.......................................        5.09%        5.63%        5.60%        5.57%        5.96%
                                                     ==========   ==========   ==========   ==========   ==========
Ratios and supplemental data:
    Net assets, end of period (in thousands).......  $1,652,323   $1,241,999   $1,123,649   $1,406,939   $1,206,041
    Ratios to average net assets (annualized):
        Expenses...................................        0.24%(A)     0.23%(A)     0.23%(A)     0.24%(A)     0.23%
        Net investment income......................        4.99%(A)     5.49%(A)     5.46%(A)     5.41%(A)     5.79%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Trust Money Market Portfolio.

(B) Total return for the Platinum Class for the period ended October 31, 1996 reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class from November 7, 1995 (commencement of operations) through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     PLANAHEAD CLASS                                              PLATINUM CLASS
-----------------------------------------------------------     ---------------------------------------------------
                                                                                                        NOVEMBER 7,
                  YEAR ENDED OCTOBER 31,                                YEAR ENDED OCTOBER 31,           1995 TO
-----------------------------------------------------------     -----------------------------------     OCTOBER 31,
  1999          1998        1997         1996         1995        1999         1998          1997          1996
--------      --------    --------     --------     -------     --------     --------      --------     -----------
$   1.00      $   1.00    $   1.00     $   1.00     $  1.00     $   1.00     $   1.00      $   1.00      $   1.00
--------      --------    --------     --------     -------     --------     --------      --------      --------
    0.05(A)       0.05(A)     0.05(A)      0.05(A)     0.05         0.04(A)      0.05(A)       0.05(A)       0.05(A)
   (0.05)        (0.05)      (0.05)       (0.05)      (0.05)       (0.04)       (0.05)        (0.05)        (0.05)
--------      --------    --------     --------     -------     --------     --------      --------      --------
$   1.00      $   1.00    $   1.00     $   1.00     $  1.00     $   1.00     $   1.00      $   1.00      $   1.00
========      ========    ========     ========     =======     ========     ========      ========      ========
   4.79%          5.31%       5.28%        5.21%       5.60%        4.33%        4.89%         4.87%         4.85%(B)
========      ========    ========     ========     =======     ========     ========      ========      ========
$343,532      $288,759    $189,189     $106,890     $41,989     $841,653     $744,226      $494,413      $119,981
    0.53%(A)      0.53%(A)    0.54%(A)     0.58%(A)    0.55%        0.97%(A)     0.94%(A)      0.93%(A)      0.94%(A)
    4.69%(A)      5.18%(A)    5.17%(A)     5.06%(A)    5.56%        4.24%(A)     4.78%(A)      4.80%(A)      4.63%(A)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                              -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                               1999      1998       1997       1996       1995
                                                              ------    ------     ------     ------     ------
Net asset value, beginning of period........................  $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ------    ------     ------     ------     ------
    Net investment income...................................    0.03(A)   0.03(A)    0.04(A)    0.04(A)    0.04
    Less dividends from net investment income...............   (0.03)    (0.03)     (0.04)     (0.04)     (0.04)
                                                              ------    ------     ------     ------     ------
Net asset value, end of period..............................  $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======    ======     ======     ======     ======
Total return................................................    2.92%     3.46%      3.52%      3.59%      3.75%
                                                              ======    ======     ======     ======     ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $  745    $  847     $  369     $    6     $    7
    Ratios to average net assets (annualized):
        Expenses............................................    0.39%(A)  0.33%(A)   0.31%(A)   0.27%      0.35%
        Net investment income...............................    2.91%(A)  3.35%(A)   3.49%(A)   3.49%      3.70%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager.................      --        --       0.01%      0.06%      0.20%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Trust Municipal Money Market Portfolio.

(B) Total return for the Platinum Class for the period ended October 31, 1996 reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class from November 7, 1995 (commencement of operations) through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                PLANAHEAD CLASS                              PLATINUM CLASS
-----------------------------------------------   -------------------------------------------
                                                                                  NOVEMBER 7,
             YEAR ENDED OCTOBER 31,                   YEAR ENDED OCTOBER 31,        1995 TO
-----------------------------------------------   -----------------------------   OCTOBER 31,
 1999      1998       1997      1996      1995     1999       1998       1997         1996
------    -------    ------    ------    ------   -------    -------    -------   -----------
$ 1.00    $  1.00    $ 1.00    $ 1.00    $ 1.00   $  1.00    $  1.00    $  1.00     $  1.00
------    -------    ------    ------    ------   -------    -------    -------     -------
  0.03(A)    0.03(A)   0.03(A)   0.03(A)   0.03      0.02(A)    0.03(A)    0.03(A)     0.03(A)
 (0.03)     (0.03)    (0.03)    (0.03)    (0.03)    (0.02)     (0.03)     (0.03)      (0.03)
------    -------    ------    ------    ------   -------    -------    -------     -------
$ 1.00    $  1.00    $ 1.00    $ 1.00    $ 1.00   $  1.00    $  1.00    $  1.00     $  1.00
======    =======    ======    ======    ======   =======    =======    =======     =======
  2.68%      3.17%     3.24%     3.27%     3.39%     2.27%      2.75%      2.79%       2.88%(B)
======    =======    ======    ======    ======   =======    =======    =======     =======
$9,795    $13,474    $9,590    $2,340    $  129   $81,118    $87,852    $63,883     $49,862
  0.65%(A)   0.64%(A)  0.60%(A)  0.62%(A)  0.72%     1.04%(A)   1.04%(A)   1.03%(A)    0.97%(A)
  2.61%(A)   3.07%(A)  3.18%(A)  3.12%(A)  3.32%     2.24%(A)   2.69%(A)   2.75%(A)    2.72%(A)
    --         --      0.01%    0.05%      0.20%     0.01%      0.03%      0.01%       0.05%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              INSTITUTIONAL CLASS
                                                            -------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------------
                                                             1999        1998       1997(B)      1996        1995
                                                            -------     -------     -------     -------     -------
Net asset value, beginning of period......................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                            -------     -------     -------     -------     -------
    Net investment income.................................     0.05(A)     0.05(A)     0.05(A)     0.05(A)     0.06
    Less dividends from net investment income.............    (0.05)      (0.05)      (0.05)      (0.05)      (0.06)
                                                            -------     -------     -------     -------     -------
Net asset value, end of period............................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                            =======     =======     =======     =======     =======
Total return..............................................     4.94%       5.47%       5.36%       5.29%       5.67%
                                                            =======     =======     =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)..............  $32,427     $39,004     $29,946     $25,595     $47,184
    Ratios to average net assets (annualized)(D):
        Expenses..........................................     0.19%(A)    0.30%(A)    0.27%(A)    0.32%(A)    0.32%
        Net investment income.............................     4.83%(A)    5.34%(A)    5.24%(A)    5.16%(A)    5.49%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Trust U.S. Government Money Market Portfolio.

(B) Prior to March 1, 1997, the American AAdvantage U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Fund and operated under different investment policies.

(C) Total return for the Platinum Class for the period ended October 31, 1996 reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class from November 7, 1995 (commencement of operations) through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.

(D) Operating results of the Platinum Class excluded fees waived by the Manager during the year ended October 31, 1998. The ratio of expenses to average net assets was 1.02% and the ratio of net investment income to average net assets was 4.62% prior to expenses waived.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    PLANAHEAD CLASS                                       PLATINUM CLASS
-------------------------------------------------------   -----------------------------------------------
                                                                                              NOVEMBER 7,
                YEAR ENDED OCTOBER 31,                        YEAR ENDED OCTOBER 31,            1995 TO
-------------------------------------------------------   -------------------------------     OCTOBER 31,
 1999        1998       1997(B)      1996        1995      1999        1998       1997(B)        1996
-------     -------     -------     -------     -------   -------     -------     -------     -----------
$  1.00     $  1.00     $  1.00     $  1.00     $  1.00   $  1.00     $  1.00     $  1.00       $  1.00
-------     -------     -------     -------     -------   -------     -------     -------       -------
   0.05 (A)    0.05(A)     0.05(A)     0.05(A)     0.05      0.04(A)     0.05(A)     0.05(A)       0.04(A)
  (0.05)      (0.05)      (0.05)      (0.05)      (0.05)    (0.04)      (0.05)      (0.05)        (0.04)
-------     -------     -------     -------     -------   -------     -------     -------       -------
$  1.00     $  1.00     $  1.00     $  1.00     $  1.00   $  1.00     $  1.00     $  1.00       $  1.00
=======     =======     =======     =======     =======   =======     =======     =======       =======
   4.56%       5.13%       5.08%       4.94%       5.19%     4.09%       4.71%       4.61%()       4.58%(C)
=======     =======     =======     =======     =======   =======     =======     =======       =======
$59,960     $99,869     $ 4,046     $ 1,822     $   530   $84,385     $78,412     $68,439       $52,153
   0.56% (A)   0.57%(A)    0.52%(A)    0.67%(A)    0.76%     1.01%(A)    1.01%(A)    0.99%(A)      1.00%(A)
   4.45% (A)   5.01%(A)    5.00%(A)    4.74%(A)    5.19%     4.01%(A)    4.62%(A)    4.53%(A)      4.35%(A)

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services Money Market Portfolio
AMR Investment Services Municipal Money Market Portfolio
AMR Investment Services U.S. Government Money Market Portfolio

     We have audited the accompanying statements of assets and liabilities of the AMR Investment Services Money Market Portfolio, the AMR Investment Services Municipal Money Market Portfolio, and the AMR Investment Services U.S. Government Money Market Portfolio (collectively, "the Portfolios") (separate portfolios comprising the AMR Investment Services Trust), including the schedules of investments, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the AMR Investment Services Trust at October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                            /s/ ERNST & YOUNG
                                            Dallas, Texas
December 17, 1999

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                                                PAR
                                                               AMOUNT       VALUE
                                                              --------    ----------
                                                              (DOLLARS IN THOUSANDS)
REPURCHASE AGREEMENTS (NOTES A AND E) - 9.36%
Merrill Lynch Tri-Party Government Repurchase Agreement,
  5.27%, Due 11/1/1999......................................  $309,498    $  309,498
                                                                          ----------
    TOTAL REPURCHASE AGREEMENTS.............................                 309,498
                                                                          ----------
TIME DEPOSITS (NOTE A) - 4.23%
Skandinaviska Enskilda Banken, 5.27%, Due 11/1/1999.........   140,000       140,000
                                                                          ----------
    TOTAL TIME DEPOSITS.....................................                 140,000
                                                                          ----------
CERTIFICATES OF DEPOSIT (NOTE A) - 35.12%
FOREIGN BANKS - 8.83%
Canadian Imperial Bank, Variable Rate, 5.482%, Due
  6/5/2000..................................................    47,520        47,491
Landesbank Hessen Thuringen, Variable Rate, 6.069%, Due
  10/2/2000.................................................   125,000       124,923
Svenska Handelsbanken, Variable Rate, 6.174%, Due
  10/13/2000................................................   120,000       119,894
                                                                          ----------
    TOTAL FOREIGN BANKS.....................................                 292,308
                                                                          ----------
DOMESTIC BANKS - 26.29%
American Express Centurion Bank, Variable Rate, 5.62%, Due
  5/19/2000.................................................   132,000       132,000
Banco Popular de Puerto Rico, Variable Rate, 5.42%, Due
  5/10/2000 (Note D)........................................   120,000       120,000
Bank One, NA, Variable Rate, 6.157%, Due 10/20/2000.........   100,000        99,913
Branch Banking & Trust Company, Variable Rate, 6.264%, Due
  4/28/2000.................................................     9,000         9,005
First Union National Bank, Variable Rate,
  6.127%, Due 4/19/2000.....................................   130,000       130,000
  5.605%, Due 9/25/2000.....................................    10,000        10,000
  5.667%, Due 11/13/2000....................................    15,000        15,020
Key Bank, NA, Variable Rate,
  6.189%, Due 1/28/2000.....................................    50,000        50,003
  5.438%, Due 2/18/2000.....................................    38,000        38,003
  6.197%, Due 4/20/2000.....................................    40,000        40,011
Mellon Bank, NA, Variable Rate, 5.482%, Due 8/30/2000.......    96,000        95,978
National City Bank, Variable Rate, 5.482%, Due 8/30/2000....   130,000       129,947
                                                                          ----------
    TOTAL DOMESTIC BANKS....................................                 869,880
                                                                          ----------
    TOTAL CERTIFICATES OF DEPOSIT...........................               1,162,188
                                                                          ----------
PROMISSORY NOTES (NOTE A) - 13.63%
Combined Insurance Company of America, Variable Rate,
  5.619%, Due 11/10/1999 (Note C)...........................    50,000        50,000
First Allmerica Financial Life Insurance Company, Variable
  Rate, 5.44%, Due 11/5/1999 (Note C).......................    90,000        90,000
Goldman Sachs Group, L.P., Variable Rate, 5.51%, Due
  3/15/2000 (Note B)........................................    86,000        86,000
Jackson National Life Insurance Company, Variable Rate,
  5.73%, Due 9/1/2000 (Note B)..............................   100,000       100,000
Security Life of Denver Insurance Company, Variable Rate,
  5.565%, Due 11/8/1999 (Note C)............................    60,000        60,000
  5.557%, Due 11/8/1999 (Note C)............................    65,000        65,000
                                                                          ----------
    TOTAL OTHER PROMISSORY NOTES............................                 451,000
                                                                          ----------
COMMERCIAL PAPER (NOTE A) - 5.96%
General Electric Capital Corporation, Variable Rate, 5.45%,
  Due 12/10/1999............................................   140,000       140,000
Park Avenue Receivable Corporation, 5.35%, Due 11/16/1999...    57,336        57,209
                                                                          ----------
    TOTAL COMMERCIAL PAPER..................................                 197,209
                                                                          ----------
VARIABLE RATE MEDIUM-TERM NOTES (NOTE A) - 33.32%
AB Spintab, 5.539%, Due 12/30/1999..........................    87,000        87,006
American Honda Finance Corporation, 144a, (Note F)
  5.481%, Due 2/23/2000.....................................    20,000        20,000
  6.136%, Due 4/17/2000.....................................    65,000        64,991
  5.461%, Due 6/12/2000.....................................    30,000        29,991
BankAmerica Corporation, 5.73%, Due 11/18/1999..............    10,000        10,001
Bank One Corporation,
  5.52%, Due 6/20/2000......................................    23,945        23,944
  5.70%, Due 11/24/2000.....................................    17,000        17,031
Caterpillar Financial Services Corporation, 5.452%, Due
  11/16/1999................................................    15,000        15,000

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                                                PAR
                                                               AMOUNT       VALUE
                                                              --------    ----------
                                                              (DOLLARS IN THOUSANDS)
Chase Manhattan Corporation,
  6.397%, Due 4/20/2000.....................................  $ 25,000    $   25,029
  5.563%, Due 5/31/2000.....................................    12,000        12,007
Citicorp Incorporated, 5.432%, Due 11/10/2000...............    15,000        15,001
Citigroup, Incorporated, 5.442%, Due 2/3/2000...............    10,000        10,004
Fleet National Bank,
  6.339%, Due 4/26/2000.....................................    30,000        30,024
  5.602%, Due 5/15/2000.....................................    50,000        50,056
  5.335%, Due 8/10/2000.....................................    30,000        29,993
  6.276%, Due 10/10/2000....................................    10,000        10,012
Ford Motor Credit Company, 5.499%, Due 10/2/2000............    95,000        94,915
General Motors Acceptance Corporation,
  5.362%, Due 2/2/2000 (Note C).............................   115,000       115,000
  5.45%, Due 2/24/2000......................................    10,000        10,000
Goldman Sachs Group, L.P., 144a, (Note F)
  6.291%, Due 1/31/2000.....................................    16,000        16,002
  5.464%, Due 2/4/2000......................................     9,000         9,002
  6.285%, Due 11/1/2000.....................................    50,000        50,000
J.P. Morgan & Company, Incorporated,
  5.47%, Due 3/2/2000.......................................    25,000        25,001
  6.074%, Due 4/6/2000......................................    25,000        25,001
Merrill Lynch & Company, Incorporated, 6.134%, Due
  7/3/2000..................................................    20,000        20,013
Morgan Stanley Dean Witter Company,
  5.541%, Due 2/23/2000.....................................    25,000        25,008
  5.563%, Due 2/28/2000.....................................    50,000        50,019
  5.809%, Due 6/27/2000.....................................    10,120        10,141
  6.04%, Due 11/13/2000.....................................    67,000        67,363
Wells Fargo & Company, 5.409%, Due 3/10/2000................   135,000       134,974
                                                                          ----------
    TOTAL VARIABLE RATE MEDIUM-TERM NOTES...................               1,102,529
                                                                          ----------
TOTAL INVESTMENTS - 101.62% (COST $3,362,424)...............               3,362,424
                                                                          ----------
LIABILITIES, NET OF OTHER ASSETS - (1.62%)..................                 (53,582)
                                                                          ----------
TOTAL NET ASSETS - 100%.....................................              $3,308,842
                                                                          ==========

---------------

Based on the cost of investments of $3,362,424 for federal income tax purposes at October 31, 1999, there was no unrealized appreciation or depreciation of investments.

(A) Rates associated with money market securities represent yield to maturity or yield to next reset date.

(B) Obligation is subject to an unconditional put back to the issuer with seven calendar days notice.

(C) Obligation is subject to an unconditional put back to the issuer with ninety calendar days notice.

(D) Obligation is subject to a credit quality put back to the issuer with seven calendar days notice.

(E) Collateral held at Chase Manhattan Bank by U.S. Treasury Bills, Due 12/30/1999 to 9/14/2000-Market Value $315,689.

(F) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $189,986 or 5.74% of net assets.

ABBREVIATION:

AB - Company
L.P. - Limited Partnership
NA - National Association

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------    ---------
                                                              (DOLLARS IN THOUSANDS)
MUNICIPAL OBLIGATIONS - 88.43%
COMMERCIAL PAPER (NOTE A) - 21.22%
Brazos River, Texas Pollution Control Revenue Refunding
  Bonds (Texas Utilities Electric Company Project), Series
  1995A, 7.05%, Due 11/16/1999, LOC Canadian Imperial Bank
  of Commerce...............................................  $   4,500     $  4,500
City of Austin, Texas Combined Utility Systems Commercial
  Paper Notes (Travis and Williamson Counties Project),
  3.05%, Due 11/18/1999, LOC Morgan Guaranty Trust..........      5,200        5,200
The Economic Development Corporation of the Township of
  Cornell Michigan Environmental Improvement Revenue Bonds,
  (Mead-Escanala Paper Company Project), Series 1986, 3.10%,
  Due 3/6/2000, LOC Credit Suisse...........................      3,500        3,500
Montgomery County, Pennsylvania Industrial Development
  Pollution Control Revenue Bonds (Peco Energy Project),
  Series 1996, 3.45%, Due 2/28/2000, LOC Canadian Imperial
  Bank of Commerce..........................................      5,800        5,800
Palm Beach County, Florida Health Facilities Authority
  Pooled Hospital Loan Program, 3.05%, Due 2/9/2000, Bond
  Insurance MBIA, SPA Credit Suisse.........................      4,800        4,800
Toledo-Lucas County, Ohio Port Facility Refunding Revenue
  Bonds (CSX Transportation, Incorporated), Series 1992,
  3.40%, Due 12/10/1999, LOC Bank of Nova Scotia............      1,700        1,700
                                                                            --------
    TOTAL COMMERCIAL PAPER..................................                  25,500
                                                                            --------
VARIABLE RATE DEMAND OBLIGATIONS (NOTE A) - 67.21%
ARIZONA - 8.40%
Arizona Health Facilities Authority Revenue Bonds (Pooled
  Loan Program), Bond Insurance - FGIC, 3.55%, Due
  10/1/2015, LOC Chase Manhattan Bank.......................      3,495        3,495
Maricopa County, Arizona Pollution Control Corporation
  Pollution Control Revenue Bonds (El Paso Electric Company
  Project, Palo Verde), 3.55%, Due 12/1/2014, LOC Barclays
  Bank......................................................      2,200        2,200
Maricopa County, Arizona Pollution Control Corporation
  Pollution Control Revenue Bonds Series E, 3.50%, Due
  5/1/2029, LOC BankAmerica.................................      1,700        1,700
Pima County, Arizona Industrial Development Authority
  (Tucson Electric Power Company Retirement Project), 3.45%,
  Due 10/1/2022, LOC Societe Generale.......................      2,700        2,700
                                                                            --------
    TOTAL ARIZONA...........................................                  10,095
                                                                            --------
CALIFORNIA - 1.75%
California Pollution Control Finance Authority Resource
  Recovery Revenue Bonds (Wadham Energy Limited
  Partnership), Series 1987A, 3.90%, Due 1/11/2017, LOC
  Banque Paribas............................................      1,800        1,800
San Francisco, California City and County Redevelopment
  Finance Authority (Yerba Gardens Project), Series 1995,
  3.45%, Due 9/1/2006, LOC Bank of Tokyo-Mitsubishi,
  Limited...................................................        300          300
                                                                            --------
    TOTAL CALIFORNIA........................................                   2,100
                                                                            --------
COLORADO - 1.58%
Moffat County, Colorado Pollution Control Revenue Bonds (Ute
  Electric Company Project), Bond Insurance - AMBAC
  Indemnity Corporation, Series 1984, 3.60%, Due 7/1/2010,
  SPA Societe Generale......................................      1,900        1,900
                                                                            --------
    TOTAL COLORADO..........................................                   1,900
                                                                            --------
GEORGIA - 5.76%
Clayton County, Georgia Housing Authority (Kimberly Forest
  Apartments Project), Series B, Bond Insurance - Financial
  Security Assurance, 3.55%, Due 1/1/2021, SPA Societe
  Generale..................................................      1,015        1,015
Savannah Georgia Port Authority Revenue Bonds (ACES Pier One
  Imports Project), Southeast Series 1986, 3.57%, Due
  12/1/2026, LOC Bank One...................................        900          900
Thomaston-Upson County Industrial Development Revenue
  Authority (Yamaha Music Manufacturing, Incorporated
  Project), Series 1988, 4.00%, Due 8/1/2018, LOC Bank of
  Tokyo-Mitsubishi, Limited.................................      5,000        5,000
                                                                            --------
    TOTAL GEORGIA...........................................                   6,915
                                                                            --------
ILLINOIS - 1.25%
City of Chicago, Illinois Multi-Family Housing Revenue Bonds
  (Waveland Associates Project), Series 1985 A, 3.60%, Due
  11/1/2010, LOC Union Bank of Switzerland..................      1,500        1,500
                                                                            --------
    TOTAL ILLINOIS..........................................                   1,500
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------    ---------
                                                              (DOLLARS IN THOUSANDS)
INDIANA - 0.83%
Fort Wayne, Indiana Industrial Economic Development Revenue
  Bonds (ND-Tech Corporation Project), Series 1989, 3.55%,
  Due 7/1/2009, LOC Societe Generale........................  $   1,000     $  1,000
                                                                            --------
    TOTAL INDIANA...........................................                   1,000
                                                                            --------
IOWA - 2.83%
Dubuque, Iowa Industrial Development Revenue Bonds (Swiss
  Valley Farms Company Project), Series 1987, 3.65%, Due
  12/1/2001, LOC Rabobank Nederland Bank....................      1,050        1,050
Polk County, Iowa Hospital Equipment and Improvement, Bond
  Insurance - MBIA, 3.55%, Due 12/1/2005, SPA Bank of New
  York Company, Incorporated................................      2,355        2,355
                                                                            --------
    TOTAL IOWA..............................................                   3,405
                                                                            --------
MARYLAND - 2.50%
Montgomery County, Maryland Housing Opportunities Community
  (Draper Lane Apartments), Bond Insurance - FGIC, Series I,
  3.60%, Due 2/16/2026, SPA Barclays Bank...................      3,000        3,000
                                                                            --------
    TOTAL MARYLAND..........................................                   3,000
                                                                            --------
MICHIGAN - 1.13%
City of Detroit, Michigan Sewer Disposal Revenue Bonds, Bond
  Insurance - MBIA, Series 1998 B, 3.55%, Due 7/1/2023, SPA
  Morgan Guaranty...........................................      1,355        1,355
                                                                            --------
    TOTAL MICHIGAN..........................................                   1,355
                                                                            --------
MISSOURI - 4.58%
Missouri Higher Education Loan Authority Revenue Bonds,
  Series 1988A, 3.55%, Due 6/1/2017, LOC National
  Westminster Bank, PLC.....................................      5,500        5,500
                                                                            --------
    TOTAL MISSOURI..........................................                   5,500
                                                                            --------
NEBRASKA - 0.83%
Lancaster County, Nebraska Industrial Development Revenue
  Bonds (Sun Husker Foods, Incorporated Project), Series
  1989, 4.00%, Due 8/15/2009, LOC Bank of Tokyo-Mitsubishi,
  Limited...................................................      1,000        1,000
                                                                            --------
    TOTAL NEBRASKA..........................................                   1,000
                                                                            --------
NORTH CAROLINA - 2.39%
Wake County, North Carolina Industrial Facilities &
  Pollution Control Financing Authority Revenue Bonds,
  (Carolina Power and Light Company Project), 3.65%, Due
  3/1/2017, LOC First Union.................................      2,870        2,870
                                                                            --------
    TOTAL NORTH CAROLINA....................................                   2,870
                                                                            --------
OHIO - 3.50%
Ohio State Air Quality Development Authority Revenue Bonds
  (JMG-Funding Limited Partnership Project), Series 1994A,
  3.55%, Due 4/01/2029, LOC Societe Generale................      3,300        3,300
Ohio State Air Quality Development Authority Revenue Bonds
  (Cincinnati Gas and Electric Project), Series 1994B,
  3.45%, Due 9/1/2030, LOC Canadian Bank of Commerce........        900          900
                                                                            --------
    TOTAL OHIO..............................................                   4,200
                                                                            --------
OREGON - 2.50%
State of Oregon (Toyo Tanso USA), Series CXLVII, 3.73%, Due
  2/1/2012, LOC Bank of Tokyo - Mitsubishi, Limited.........      3,000        3,000
                                                                            --------
    TOTAL OREGON............................................                   3,000
                                                                            --------
PENNSYLVANIA - 5.52%
Gettysburg Area Industrial Development Authority Refunding
  Bonds (Dal-Tile Corporation), Series 1987A, 3.60%, Due
  3/1/2004, LOC Credit Suisse...............................         30           30
Gettysburg Area Industrial Development Authority Refunding
  Bonds (Dal-Tile Corporation), Series 1987B, 3.70%, Due
  3/1/2004, LOC Credit Suisse...............................      1,155        1,155
Northumberland County, Pennsylvania Industrial Development
  Authority Resource Recovery Revenue Bonds (Foster Wheeler
  Mt. Carmel, Incorporated Project), Series 1987A, 3.65%,
  Due 2/1/2010, LOC Union Bank of Switzerland...............      1,000        1,000
Northumberland County, Pennsylvania Industrial Development
  Authority Resource Recovery Revenue Bonds (Foster Wheeler
  Mt. Carmel, Incorporated Project), Series 1987B, 3.65%,
  Due 2/1/2010, LOC Union Bank of Switzerland...............      1,245        1,245

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------    ---------
                                                              (DOLLARS IN THOUSANDS)
Schuykill County, Pennsylvania Industrial Development
Authority Revenue Bonds, 3.50%, Due 12/1/2002, LOC Mellon
Bank, N.A. .................................................  $   3,200     $  3,200
                                                                            --------
    TOTAL PENNSYLVANIA......................................                   6,630
                                                                            --------
TENNESSEE - 0.92%
Knox County, Tennessee Industrial Development Authority
  Revenue Bonds (Professional Plaza Project), 3.70%, Due
  12/1/2014, LOC Bank Boston................................      1,100        1,100
                                                                            --------
    TOTAL TENNESSEE.........................................                   1,100
                                                                            --------
TEXAS - 4.31%
Texas Higher Education Authority, Incorporated Educational
  Facilities Revenue Bonds, Series 1985 B, 3.55%, Due
  12/1/2025, Bond Insurance FGIC............................      1,175        1,175
Texas Small Business Industrial Development Corporation
  Revenue Bond (Texas Public Facilities Capital Access),
  3.60%, Due 7/1/2026, LOC National Westminster Bank, PLC...      4,000        4,000
                                                                            --------
    TOTAL TEXAS.............................................                   5,175
                                                                            --------
UTAH - 0.83%
Utah State Board of Regents Student Loan Revenue Bonds, Bond
  Insurance-AMBAC Indemnity Corporation, Series 1988C,
  3.55%, Due 11/1/2013, SPA Dresdner Bank AG................      1,000        1,000
                                                                            --------
    TOTAL UTAH..............................................                   1,000
                                                                            --------
VERMONT - 1.25%
Vermont, Industrial Development Authority (Ryegate Project),
  Series 1990, 3.70%, Due 12/1/2015, LOC ABN/AMRO Holding,
  N.V. .....................................................      1,500        1,500
                                                                            --------
    TOTAL VERMONT...........................................                   1,500
                                                                            --------
VIRGINIA - 3.45%
King George County, Virginia Industrial Development
  Authority Facilities Revenue Bonds (Birchwood Partners
  Project), 3.60%, Due 11/1/2025, LOC Credit Suisse.........      2,050        2,050
King George County, Virginia Industrial Development
  Authority Facilities Revenue Bonds (Birchwood Partners
  Project), 3.60%, Due 4/1/2026, LOC Credit Suisse..........      2,100        2,100
                                                                            --------
    TOTAL VIRGINIA..........................................                   4,150
                                                                            --------
WASHINGTON - 9.02%
Pierce County, Washington Economic Development Corporation
  Dock & Wharf Facilities Revenue Bonds (SCS Industries
  Project), Series 1995, 3.55%, Due 7/1/2030, LOC Bank of
  Nova Scotia...............................................      3,585        3,585
Port Kalama, Washington Public Corp Port Facility Revenue
  Bonds (Con Agra Incorporated Project), 3.55%, Due
  1/1/2004, LOC Morgan Guaranty Trust.......................      1,155        1,155
Port of Vancouver Washington Adjustable Tender Refunding
  Revenue Bonds (United Grain Corporation of Oregon
  Project), Series 1984, 3.50%, Due 12/1/2009, LOC Bank of
  America...................................................      3,100        3,100
Washington State Housing Finance Authority, Community
  Nonprofit Housing Revenue Bonds (Nikkei Manor Project),
  3.55%, Due 10/1/2021, LOC Bank of America.................      3,000        3,000
                                                                            --------
    TOTAL WASHINGTON........................................                  10,840
                                                                            --------
WEST VIRGINIA - 0.83%
Marion County, West Virginia Solid Waste Disposal Facility
  Revenue Bonds, Series 1990C, 3.55%, Due 10/1/2017,
  National Westminster Bank, PLC............................      1,000        1,000
                                                                            --------
    TOTAL WEST VIRGINIA.....................................                   1,000
                                                                            --------
WISCONSIN - 1.25%
Wisconsin State Health and Education Facilities Authority
  Revenue Bonds (Felician Services Project), Bond
  Insurance - AMBAC Indemnity Corporation, Series A, 3.55%,
  Due 1/1/2020, SPA First Chicago NBD Corporation...........      1,500        1,500
                                                                            --------
    TOTAL WISCONSIN.........................................                   1,500
                                                                            --------
    TOTAL VARIABLE RATE DEMAND OBLIGATIONS..................                  80,735
                                                                            --------
TOTAL MUNICIPAL OBLIGATIONS.................................                 106,235
                                                                            --------

                                                               SHARES
                                                              ---------
OTHER INVESTMENTS - 6.33%
Alliance Capital Management Institutional Reserves Tax-Free
  Portfolio.................................................  2,650,032       2,650
Federated Municipal Obligations Fund........................  4,871,438       4,871

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

                                                                SHARES        VALUE
                                                              ----------    ---------
                                                              (DOLLARS IN THOUSANDS)
Provident Institutional Funds Municipal Cash................     91,901     $     92
                                                                            --------
    TOTAL OTHER INVESTMENTS.................................                   7,613
                                                                            --------
TOTAL INVESTMENTS- 94.76% (COST $113,848)...................                 113,848
                                                                            --------
OTHER ASSETS, NET OF LIABILITIES - 5.24%....................                   6,296
                                                                            --------
TOTAL NET ASSETS- 100%......................................                $120,144
                                                                            ========

---------------

Based on the cost of investments of $113,848 for federal income tax purposes at October 31, 1999, there was no unrealized appreciation or depreciation of investments.

(A)Rates associated with money market securities represent yield to maturity or yield to next reset date.

ABBREVIATIONS:

AG - Company
FGIC - Financial Guaranty Insurance Company
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
NV - Company
PLC - Public Limited Corporation
SPA - Support Agreement

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1999
--------------------------------------------------------------------------------

                                                                PAR
                                                               AMOUNT        VALUE
                                                              --------     ---------
                                                              (DOLLARS IN THOUSANDS)
REPURCHASE AGREEMENTS (NOTES A AND B) - 18.08%
Merrill Lynch Tri-Party Government Repurchase Agreement,
  5.27%, Due 11/1/1999 (Collateral held at The Chase
  Manhattan Bank by Federal Home Loan Mortgage Corporation,
  6.25%, Due 3/9/2004 through Federal National Mortgage
  Association, 6.25%, Due 5/15/2029 - Market
  Value - $38,950)..........................................  $38,184      $ 38,184
                                                                           --------
    TOTAL REPURCHASE AGREEMENTS.............................                 38,184
                                                                           --------
U.S. GOVERNMENT AGENCY INSTRUMENTS (NOTE A) - 81.43%
Federal Home Loan Bank,
  Discount Note, 5.29%, Due 11/12/1999......................   25,000        24,960
  Discount Note, 5.61%, Due 1/21/2000.......................   15,000        14,813
  Variable Rate MTN, 5.13%, Due 2/3/2000....................   25,000        24,997
  Variable Rate MTN, 5.40%, Due 10/6/2000...................   15,000        14,992
Federal Home Loan Mortgage Corporation
  Discount Note, 5.66%, Due 1/10/2000.......................   10,000         9,892
  Discount Note, 5.65%, Due 2/4/2000........................   15,000        14,780
Federal National Mortgage Association,
  Discount Note, 5.68%, Due 1/21/2000.......................   10,000         9,874
  Variable Rate MTN, 5.16%, Due 5/5/2000....................   25,000        24,994
  Variable Rate MTN, 5.33%, Due 9/6/2000....................    7,650         7,645
Student Loan Marketing Association, Variable Rate MTN,
  5.16%, Due 2/7/2000.......................................   25,000        24,996
                                                                           --------
    TOTAL U.S. GOVERNMENT AGENCY INSTRUMENTS................                171,943
                                                                           --------
TOTAL INVESTMENTS - 99.51% (COST $210,127)..................                210,127
                                                                           --------
OTHER ASSETS, NET OF LIABILITIES - 0.49%....................                  1,036
                                                                           --------
TOTAL NET ASSETS - 100%.....................................               $211,163
                                                                           ========

---------------

Based on the cost of investments of $210,127 for federal income tax purposes at October 31, 1999, there was no unrealized appreciation or depreciation of investments.

(A) Rates associated with money market securities represent yield to maturity, or yield to next reset date.

(B) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks, as indicated. The collateral is monitored daily by the Portfolio so that its market value exceeds the carrying value of the repurchase agreement.

ABBREVIATIONS:

MTN - Medium Term Note

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1999
--------------------------------------------------------------------------------

                                                                MONEY        MUNICIPAL      U.S. GOVERNMENT
                                                                MARKET      MONEY MARKET     MONEY MARKET
                                                              ----------    ------------    ---------------
                                                                             (IN THOUSANDS)
ASSETS:
    Investments in securities at value (cost - $3,362,424;
      $113,848; $210,127, respectively)*....................  $3,362,424      $113,848         $210,127
    Dividends and interest receivable.......................      21,905           400            1,075
    Receivable for investments sold.........................           -         5,910                -
    Other assets............................................         120             5                -
                                                              ----------      --------         --------
        TOTAL ASSETS........................................   3,384,449       120,163          211,202
                                                              ----------      --------         --------
LIABILITIES:
    Payable for investments purchased.......................      75,245             -                -
    Management and investment advisory fees payable (Note
      2)....................................................         252             7               17
    Accrued organization costs..............................          12            12               16
    Other liabilities.......................................          98             -                6
                                                              ----------      --------         --------
        TOTAL LIABILITIES...................................      75,607            19               39
                                                              ----------      --------         --------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $3,308,842      $120,144         $211,163
                                                              ==========      ========         ========

---------------

* Includes repurchase agreements of $309,498 and $38,184 for the Money Market and U.S. Government Money Market Portfolios, respectively.

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                                              U.S.
                                                               MONEY       MUNICIPAL       GOVERNMENT
                                                               MARKET     MONEY MARKET    MONEY MARKET
                                                              --------    ------------    ------------
                                                                           (IN THOUSANDS)
INVESTMENT INCOME:
    Interest income.........................................  $135,171       $4,277         $11,929
                                                              --------       ------         -------
        TOTAL INVESTMENT INCOME.............................   135,171        4,277          11,929
                                                              --------       ------         -------
EXPENSES:
    Management and investment advisory fees (Note 2)........     2,587          130             238
    Custodian fees..........................................       116           50              28
    Professional fees.......................................        86            6               8
    Other expenses..........................................       160            5              16
                                                              --------       ------         -------
        TOTAL EXPENSES......................................     2,949          191             290
                                                              --------       ------         -------
NET INVESTMENT INCOME.......................................   132,222        4,086          11,639
                                                              --------       ------         -------
REALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments........................        23            -               5
                                                              --------       ------         -------
        NET GAIN ON INVESTMENTS.............................        23            -               5
                                                              --------       ------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $132,245       $4,086         $11,644
                                                              ========       ======         =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                                       MUNICIPAL MONEY         U.S. GOVERNMENT
                                                              MONEY MARKET                 MARKET               MONEY MARKET
                                                       --------------------------   ---------------------   ---------------------
                                                           1999          1998         1999        1998        1999        1998
                                                       ------------   -----------   ---------   ---------   ---------   ---------
                                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income.............................  $    132,222   $   118,252   $   4,086   $   4,395   $  11,639   $   9,710
   Net realized gain on investments..................            23            41           -          12           5           -
                                                       ------------   -----------   ---------   ---------   ---------   ---------
       TOTAL INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS...................................       132,245       118,293       4,086       4,407      11,644       9,710
                                                       ------------   -----------   ---------   ---------   ---------   ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
   Contributions.....................................    13,198,063     5,610,180     284,110     168,434     567,268     319,177
   Withdrawals.......................................   (12,487,660)   (5,233,609)   (295,057)   (146,527)   (619,812)   (208,604)
                                                       ------------   -----------   ---------   ---------   ---------   ---------
       NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM TRANSACTIONS IN INVESTORS'
        BENEFICIAL INTERESTS.........................       710,403       376,571     (10,947)     21,907     (52,544)    110,573
                                                       ------------   -----------   ---------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS................       842,648       494,864      (6,861)     26,314     (40,900)    120,283
                                                       ------------   -----------   ---------   ---------   ---------   ---------
NET ASSETS:
   BEGINNING OF PERIOD...............................     2,466,194     1,971,330     127,005     100,691     252,063     131,780
                                                       ------------   -----------   ---------   ---------   ---------   ---------
   END OF PERIOD.....................................  $  3,308,842   $ 2,466,194   $ 120,144   $ 127,005   $ 211,163   $ 252,063
                                                       ============   ===========   =========   =========   =========   =========
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------------------------------------------------
RATIOS:
   Expenses to average net assets (annualized).......         0.11%         0.16%       0.15%       0.19%       0.12%       0.17%
   Net investment income to average net assets
     (annualized)....................................         5.11%         5.56%       3.13%       3.55%       4.89%       5.45%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 1999
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Money Market Portfolio, the AMR Investment Services Municipal Money Market Portfolio and the AMR Investment Services U.S. Government Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other. The Trust commenced active operations on November 1, 1995.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Securities of the portfolio are valued using the amortized cost method. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Money Market Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation which the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action which should be initiated.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 1999
--------------------------------------------------------------------------------

collateral is monitored daily by each Portfolio so that the collateral's market value exceeds the carrying value of the repurchase agreement.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment adviser to each of the Portfolios. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolios .10% of the average daily net assets of each of the Portfolios.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 1999, the cost of air transportation was not material to any of the Portfolios.

--------------------------------------------------------------------------------

                             [AMERICAN EAGLE LOGO]

                             [AMERICAN EAGLE LOGO]

                        [AMERICAN AADVANTAGE FUNDS LOGO]

=====================================================================================================================


TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                   [E-MAIL PICTURE]                                      [INTERNET PICTURE]

                      BY E-MAIL:                                          ON THE INTERNET:

        american_aadvantagefunds@amrcorp.com                    Visit our website at www.aafunds.com

---------------------------------------------------------------------------------------------------------------------

                  [TELEPHONE PICTURE]                                      [MAIL PICTURE]

                     BY TELEPHONE:                                            BY MAIL:

     Institutional Class                            Institutional Class

       Platinum Class-        PlanAhead Class          Platinum Class-                     PlanAhead Class
       ---------------        ---------------          ---------------                     ---------------

     Call (800) 967-9009    Call (800) 388-3344   American AAdvantage Funds          American AAdvantage Funds

                                                      P.O. Box 619003                     P.O. Box 219643

                                                  DFW Airport, TX 757261-9003        Kansas City, MO 64121-9643


FUND SERVICE PROVIDERS:

---------------------------   --------------------------------   --------------------          ----------------------
CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS          DISTRIBUTOR

STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP             SWS FINANCIAL SERVICES

Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas                 Dallas, Texas


This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.


--------------------------------------------------------------------------------

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

-------------------------------------------------------------------------------

American AAdvantage Funds
P.O. Box 619003
DFW Airport, TX 75261-9003























                                                                          511707